As filed with the Securities and Exchange Commission on July 27, 2007

Securities Act File No. 033-23512

Investment Company Act File No. 811-05629

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 79	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 79 (Check appropriate box or boxes)	☒

ING INVESTORS TRUST

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. ING U.S Legal Services 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert 1775 I Street, N.W. Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☒ on July 31, 2007 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐      This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING INVESTORS TRUST

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

•                  Cover Sheet

•                  Contents of Registration Statement

•                  Explanatory Note

•                  Supplement dated July 31, 2007 regarding the Registrant and Directed Services, LLC

•                  ING Stock Index Portfolio’s Service 2 Class Prospectus - dated July 31, 2007

•                  ING Investors Trust’s Adviser Class, Service 2 Class, Institutional Class and Service Class Statement of Additional Information dated April 30, 2007 as supplemented July 31, 2007.

•                  Part C

•                  Signature Page

EXPLANATORY NOTE

This Post-Effective Amendment No. 79 to the Registration Statement on Form  N-1A for ING Investors Trust (“Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of registering an additional share class, Service 2 Class shares, for an existing Series of the Registrant — ING Stock Index Portfolio.

ING Investors Trust

(“Registrant”)

ING Stock Index Portfolio

Supplement dated July 31, 2007
to the Service 2 Class Prospectus for ING Stock Index Portfolio dated July 31, 2007.

The Prospectus for the Registrant are hereby supplemented with the following information relating to “Information Regarding Trading of ING’s U.S. Mutual Funds.”

Information Regarding Trading of ING’s U.S. Mutual Funds

As discussed in earlier supplements, Directed Services, LLC (“DSL”), formerly known as Directed Services, Inc. or “DSI”, the adviser to the ING Funds, has reported to the Board of Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

DSL has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, DSL reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

DSL reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Board that ING management was disappointed that its voluntary internal

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review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among others things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of DSL were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

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On October 10, 2006, an affiliate of DSL entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of DSL, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of DSL entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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ING INVESTORS TRUST

Prospectus

July 31, 2007

Service 2 Class

Stock Fund

ING Stock Index Portfolio

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

This Prospectus contains important information about investing in the Service 2 Class shares of ING Stock Index Portfolio a series of ING Investors Trust. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit; is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency; and is affected by market fluctuations. There is no guarantee that the Portfolio will achieve its investment objective.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in the Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference.

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Introduction

ING Investors Trust

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios. Only ING Stock Index Portfolio ("Portfolio") is offered in this prospectus ("Prospectus").

Adviser

Directed Services, LLC ("DSL") serves as the investment adviser to the Portfolio. The Portfolio has a sub-adviser referred to herein as a "Sub-Adviser." DSL is an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep") (NYSE: ING), one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance, and asset management services to both individual and institutional investors.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. ("DSI"), a former adviser to the Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI's advisory contracts were assumed by DSL.

Portfolio and Sub-Adviser

ING Stock Index Portfolio – ING Investment Management Co.

Classes of Shares

The Portfolio's shares are classified into Institutional Class ("Class I"), Service Class ("Class S"), and Service 2 Class shares. The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only Service 2 Class shares are offered by this Prospectus. Service 2 Class shares are not subject to any sales load.

Investing through your Variable Contract or Qualified Plan

Shares of the Portfolio of the Trust may be offered to seperate asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio. Class I shares, which are not offered in this Prospectus, also may be made available to certain other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

Why Reading this Prospectus is Important

This Prospectus explains the investment objective, principal investment strategies and risks of the Portfolio. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

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Description of the Portfolio

ING STOCK INDEX PORTFOLIO

Sub-Adviser

ING Investment Management Co. ("ING IM")

Investment Objective

Total return. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in equity securities of companies included in the Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index or equity securities of companies that are representative of the S&P 500® Index (including derivatives). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Portfolio invests principally in common stock and employs a "passive management" approach designed to track the performance of the S&P 500® Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the S&P 500® Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the index itself.

Under certain circumstances, the Portfolio may not hold all of the same securities as the S&P 500® Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the S&P 500® Index and to provide equity exposure to the Portfolio's cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the S&P 500® Index, the Portfolio does not always perform exactly like its target index. Unlike the S&P 500® Index, the Portfolio has operating expenses, and transaction costs and therefore, has a slight performance disadvantage over the S&P 500® Index.

In the event that the Portfolio's market value is $50 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Portfolio's assets in S&P 500® Index futures, in exchange-traded funds ("ETFs"), or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Portfolio's investments in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

Derivatives Risk
Equity Securities Risk
Inability to Sell Securities Risk
Index Strategy Risk
Market and Company Risk
Market Capitalization Risk
Mid-Capitalization Company Risk
Other Investment Companies Risk
Securities Lending Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolio" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

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Description of the Portfolio (continued)

Performance

The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance, and the table compares the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

Because Service 2 Class shares had not commenced operations as of December 31, 2006, the bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Service 2 Class shares.

Best and Worst Quarterly Returns during this Period:

Best:	4	th Quarter	2006	:	9.11%
Worst:	1	st Quarter	2005	:	(2.30)%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Class I shares' performance to that of a broad measure of market performance – the Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index. The S&P 500® is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The index does not reflect fees, brokerage commissions, taxes or other expenses of investing. It is not possible to invest directly in the index.

Average Annual Total Returns(1) (For the periods ended December 31, 2006)

	1 Year	5 Years (or Life of Class)		10 Years
Class I shares (adjusted)	15.06%	11.03	%(1)	N/A
S&P 500® Index	15.79%	11.78	%(2)	N/A

(1)  Class I shares commenced operations on May 3, 2004. Class I shares are not offered in this Prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Service 2 Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Service 2 Class and Class I shares have different expenses.

(2)  The index return is for the period beginning May 1, 2004.

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Description of the Portfolio (continued)

More on the Sub-Adviser

ING IM, a Connecticut corporation, serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly-owned subsidiary of ING Groep and is an affiliate of the Advisers. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2007, ING IM managed approximately $71.4 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individuals are jointly responsible for the day-to-day management of the Portfolio:

Name	Position and Recent Business Experience
Omar Aguilar, Ph.D.	Dr. Aguilar, portfolio manager, has managed the Portfolio since December 2005 and has co-managed the Portfolio since April 2007. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Vincent Costa	Vincent Costa, portfolio manager, has co-managed the Portfolio since April 2007. Mr. Costa joined ING IM in April 2006 as Senior Quantitative Portfolio Manager from Merrill Lynch Investment Managers where he had been employed since 1999, most recently as Managing Director and Chief Investment Officer for that firm's Quantitative Investment strategies. Mr. Costa has 20 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

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Portfolio Fees and Expenses

The table that follows shows the estimated operating expenses to be paid by the Service 2 Class shares of the Portfolio. These estimated expenses are based on the expenses paid by the Portfolio in the year 2006. Actual expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan.

Shareholder Transaction Expenses (fees you pay directly from your investment). Not Applicable.

Service 2 Class Shares
Annual Portfolio Operating Expenses(1)
(as a percentage of average daily net assets)

Portfolio	Management Fee	Distribution (12b-1) and Shareholder Services Fees(2)	Other Expenses	Acquired Fund Fees and Expenses(3)		Total Operating Expenses	Waivers, Reimbursements, and Recoupments(2)	Net Operating Expenses
ING Stock Index(4)	0.26%	0.50%	0.01%	0.00	%(5)	0.77%	(0.10)%	0.67%

(1)  This table shows the estimated operating expenses for Service 2 Class shares of the Portfolio as a ratio of expenses to average daily net assets. Because Service 2 Class shares of the Portfolio had not commenced operations as of December 31, 2006, expenses are based on the Portfolio's actual operating expenses for Class I shares as adjusted for contractual changes, if any, and fee waivers to which Directed Services, LLC, as Adviser to the Portfolio, has agreed.

(2)  Directed Services, LLC has contractually agreed to waive 0.10% of the distribution fee for Service 2 Class shares of the Portfolio, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

(3)  The "Acquired Fund Fees and Expenses" are not fees or expenses incurred by the Portfolio directly. These fees and expenses include the Portfolio's pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolio invests. The fees and expenses will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees and expenses is shown in "Net Operating Expenses."

(4)  The Management Agreement between the Trust and its Adviser, Directed Services, LLC, provides for a "bundled fee" arrangement, under which Directed Services, LLC provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio, and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolio are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of Directed Services, LLC, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolio, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolio would also bear any extraordinary expenses.

(5)  Amount represents less than 0.005%.

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Portfolio Fees and Expenses (continued)

Example. The Example is intended to help you compare the cost of investing in Service 2 Class shares of the Portfolio with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If such expenses were reflected, the expenses and charges indicated would be higher. Although your actual cost may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary. The Example assumes that you invest $10,000 in the Service 2 Class shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the Service 2 Class shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Stock Index	$68	$236	$418	$945

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Summary of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investment portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the "Description of the Portfolio" section and are described below. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time.

Derivatives Risk. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. The Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preffered stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.

Inability to Sell Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Index Strategy Risk. The Portfolio uses an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between the Portfolio and the index performance may be affected by the Portfolio's expenses, and the timing of purchases and redemptions of the Portfolio's shares.

Investment by Funds-of-Funds Risk. The Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 "1940 Act" or under the terms of an exemptive order granted by the Securities and Exchange Commission.

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Summary of Principal Risks (continued)

Market and Company Risk. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories – large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small- or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Mid-Capitalization Company Risk. Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Other Investment Companies Risk. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), PowerShares QQQTM ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Securities Lending Risk. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

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Percentage and Rating Limitation

Unless otherwise stated, the percentage limitations, ratings limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A Word about Portfolio Diversity

The Portfolio is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

Fundamental Investment Policies

The investment objective of the Portfolio is not fundamental. However, investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information ("SAI"). This means they may not be modified or changed without a vote of the shareholders.

Non-Fundamental Investment Policies

The Portfolio has adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.

Additional Information about the Portfolio

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolio offered by this Prospectus. You should be aware that the Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of the other ING Funds.

Temporary Defensive Positions

The Sub-Adviser may depart from the Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalent, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While the Portfolio invests defensively, it may not be able to pursue its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which the Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized.

Administrative Services

In addition to advisory services, DSL has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolio. DSL procures and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSL also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Sub-Adviser, and the insurance company or companies to which the Portfolio offers its shares, among others. DSL also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The Trust pays a management fee to DSL for their services. Out of this management fee, DSL in turn pays the Sub-Adviser its sub-advisory fee. The management fee paid to DSL by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSL, out of its management fee, pays many of the ordinary expenses for the Portfolio

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including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSL.

DSL has entered into an Administrative Services Sub-Contract with ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser, under which ING Funds Services provides the Portfolio with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSL include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Sub-Adviser, and the insurance company or companies to which the Portfolio offer its shares. ING Funds Services also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

Portfolio Distribution

ING Funds Distributor, LLC ("ING Funds Distributor" or "Distributor") is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for the ING Funds were transferred from Directed Services, Inc. ("DSI"), the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolio.

ING Funds Distributor is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

Rule 12b-1 Distribution Fees. The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Service 2 Class shares of the Portfolio. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to ING Funds Distributor, as the Distributor, to pay or reimburse certain distribution-related expenses. ING Funds Distributor has agreed to waive 0.10% of the distribution fee for Service 2 Class shares. The expense waiver will continue through at least May 1, 2009, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:

(a)  printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;

(b)  expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

(c)  holding seminars and sales meetings designed to promote Trust shares;

(d)  obtaining information and providing explanations to variable contract owners or other investors regarding the Portfolio's investment objectives and policies and other information about the Trust and the Portfolio including the performance of the Portfolio's Service 2 Class shares;

(e)  training sales personnel regarding the Trust;

(f)  compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and

(g)  financing any other activity that the Trust's Board of Trustees ("Board") determines is primarily intended to result in the sale of the Portfolio's Service 2 Class shares.

Service Fees. The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Service 2 Class shares of the Portfolio. The Agreement allows DSL, the Distributor, to use payments under the Agreement for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Service 2 Class shares of the Portfolio. Services that may be provided under the Agreement include, among other things, providing information about the Portfolio. Under the Agreement, the Portfolio makes payments to DSL at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Service 2 Class shares.

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How ING Compensates Entities Offering Its Portfolios as Investment Options in their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio's 12b-1 plan and the Agreement, the Portfolio's Adviser or Distributor, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life Insurance Company of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Company. ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Additionally, if a portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in portfolios advised by ING meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolio, nor the Adviser or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Interests of the Holders of Variable Contracts and Qualified Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and to Qualified Plans. The Portfolio also may be made available to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, certain other investment companies and other investors as permitted by the diversification and other requirements under section 817(h) of the Internal Revenue Code of 1986, as amended and the Underlying Treasury regulations. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts and offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Pricing of Portfolio Shares

Investments will be processed at the net asset value ("NAV") next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day's price, your order must be received by the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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Purchase and Redemption of Shares

The Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Portfolio also may be made available to certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, certain other management investment companies and certain other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust's behalf.

The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by the insurance companies and as investment options for Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

The Portfolio, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV,

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such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation polices and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

Portfolio Holdings Disclosure Policy

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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Net Asset Value

The NAV per share for each class of the Portfolio is determined each business day as of Market Close on the NYSE. The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•  Securities of an issuer that has entered into a restructuring;

•  Securities whose trading has been halted or suspended;

•  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

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Management of the Portfolio

Adviser

DSL, a Delaware limited liability company, serves as the adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and is registered with the NASD as a broker-dealer.

On December 29, 2006, an internal reorganization was undertaken in which Directed Services, Inc. ("DSI"), the former adviser to the Portfolio, was reorganized into a limited liability company and it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI's advisory contracts were assumed by DSL.

DSL is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

As of June 30, 2007, DSL managed approximately $44.9 billion in registered investment company assets. DSL's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

Advisory Fee

DSL receives a monthly fee for its services based on the average daily net assets of the Portfolio.

The following table shows the aggregate annual advisory fee paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio's average daily net assets:

Portfolio	Advisory Fee (as a % of average daily net assets)
ING Stock Index	0.26%

For more information regarding the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolio's annual shareholder report dated December 31, 2006.

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Taxes and Distributions

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax adviser before investing.

The Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gain. The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the Portfolio to the insurance company's separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

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Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio's Class I shares' financial performance for the past 5 years (or, if shorter, for the period of the Class' operations). Because the Service 2 Class shares of the Portfolio had not commenced operations as of December 31, 2006 (the Portfolio's fiscal year end), audited financial highlights are presented for Class I shares of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products and would be lower if they did. For the years ended December 31, 2006, 2005 and 2004, the financial information has been derived from the Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, are included in the annual shareholder report, which is available upon request.

ING Stock Index Portfolio

	Class I
	Year Ended December 31,			May 3, 2004(1) to December 31,
	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.40		10.90	10.00
Income from investment operations:
Net investment income	$0.21	*	0.19	0.11
Net realized and unrealized gain on investments and futures	$1.52		0.31	0.94
Total from investment operations	$1.73		0.50	1.05
Less distributions from:
Net investment income	$0.19		—	0.12
Net realized gains on investments	$0.09		—	0.03
Total distributions	$0.28		—	0.15
Net asset value, end of period	$12.85		11.40	10.90
Total Return(2)%	15.52		4.59	10.52
Ratios and Supplemental Data:
Net assets, end of period (000's)	$405,602		388,184	378,706
Ratios to average net assets:
Expenses(3)%	0.27	(4)	0.28	0.27
Net investment income(3)%	1.74	(4)	1.68	2.14
Portfolio turnover rate %	9		6	8

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

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TO OBTAIN
MORE INFORMATION

A Statement of Additional Information, dated April 30, 2007, as supplemented, July 31, 2007, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual shareholder reports. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year and the independent registered public accounting firms.

To obtain free copies of the ING Investors Trust's annual and semi-annual reports and the Portfolio's Statement of Additional Information, or to make inquiries about the Portfolio, please write the Trust at 7337 East Doubletree Ranch Road, Scottsdale,
Arizona, call (800) 366-0066, or visit our website at www.ingfunds.com.

Information about ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about ING Investors Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

07/31/07  SEC File No. 811-05629

ING INVESTORS TRUST

7337 E. Doubletree Ranch Road

Scottsdale, Arizona  85258

800-366-0066

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2007

As Supplemented July 31, 2007

ING AllianceBernstein Mid Cap Growth Portfolio
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio
(formerly, Mercury Large Cap Growth Portfolio)
ING BlackRock Large Cap Value Portfolio
(formerly, Mercury Large Cap Value Portfolio)
ING Capital Guardian U.S. Equities Portfolio
ING Disciplined Small Cap Value Portfolio
ING EquitiesPlus Portfolio
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING FMRSM Diversified Mid Cap Portfolio*
ING FMRSM Equity Income Portfolio*
ING FMRSM Large Cap Growth Portfolio*
(formerly ING FMRSM Earnings Growth Portfolio)
ING FMRSM Mid Cap Growth Portfolio*
(formerly, ING MFS Mid Cap Growth Portfolio)
ING FMRSM Small Cap Equity Portfolio*
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio
ING Global Real Estate Portfolio
ING Global Resources Portfolio
ING Global Technology Portfolio
(formerly, ING Goldman Sachs TollkeeperSM Portfolio)
ING International Growth Opportunities Portfolio
(formerly ING International Portfolio)
ING Janus Contrarian Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING JPMorgan Small Cap Core Equity Portfolio
(formerly, ING JPMorgan Small Cap Equity Portfolio)
ING JPMorgan Value Opportunities Portfolio
ING Julius Baer Foreign Portfolio
ING Legg Mason Value Portfolio
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING Lord Abbett Affiliated Portfolio
ING Marsico Growth Portfolio
ING Marsico International Opportunities Portfolio
ING MFS Total Return Portfolio
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio®
ING PIMCO Core Bond Portfolio
ING PIMCO High Yield Portfolio
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio
ING Pioneer Mid Cap Value Portfolio
ING Stock Index Portfolio
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Equity Income Portfolio
ING Templeton Global Growth Portfolio
ING UBS U.S. Allocation Portfolio
ING Van Kampen Capital Growth Portfolio
(formerly, ING Van Kampen Equity Growth Portfolio)
ING Van Kampen Global Franchise Portfolio
ING Van Kampen Growth and Income Portfolio
ING Van Kampen Real Estate Portfolio
ING VP Index Plus International Equity Portfolio
ING Wells Fargo Disciplined Value Portfolio
(formerly, ING Wells Fargo Mid Cap Disciplined Portfolio)
ING Wells Fargo Small Cap Disciplined Portfolio

*FMRSM is a service mark of Fidelity Management & Research Company.

Adviser Class, Institutional Class, Service Class and Service 2 Class Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Portfolio” and collectively, the “Portfolios”) of ING Investors Trust (“Trust”). A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolios, each dated April 30, 2007, and the Service 2 Class Prospectus for ING Stock Index Portfolio dated July 31, 2007, which provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios’ principal underwriter, ING Funds Distributor, LLC (“Distributor”) at the address written above. This SAI is not a prospectus, but is incorporated herein by reference and should be read in conjunction with the Prospectuses each dated April 30, 2007, and the Service 2 Class Prospectus for ING Stock Index Portfolio dated July 31, 2007, which have been filed with the U.S. Securities and Exchange Commission (“SEC”). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Portfolios’ (except ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio, ING FMRSM Equity Income Portfolio, ING FMRSM Small Cap Equity Portfolio, and ING Pioneer Equity Income Portfolio) financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2006, are incorporated herein by reference. Copies of the Portfolios’ Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Trust at the address or phone number written at the top of the previous page.

Shares of the Portfolios are sold to insurance company separate accounts, so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”). The Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolios. Shares of the Portfolios are currently offered to separate accounts (“Variable Accounts”) of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”) as well as non-affiliated insurance companies. Shares of the Portfolios also may be made available to affiliated investment companies under the fund-of-funds arrangements, consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940 (“1940 Act”). For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

Table of Contents

INTRODUCTION	4
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES	7
INVESTMENT RESTRICTIONS	45
FUNDAMENTAL INVESTMENT RESTRICTIONS	45
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	66
NON-FUNDAMENTAL INVESTMENT POLICIES	76
MANAGEMENT OF THE TRUST	79
BOARD	86
COMPENSATION OF TRUSTEES	90
INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES	97
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	98
ADVISERS	125
ADVISORY FEES	127
SUB-ADVISERS	131
SUB-ADVISORY FEES	131
OTHER INFORMATION ABOUT PORTFOLIO MANAGERS	140
EXPENSE LIMITATION AGREEMENT	226
ADMINISTRATOR	227
DISTRIBUTION OF TRUST SHARES	228
SHAREHOLDER SERVICE AND DISTRIBUTION PLAN FOR ADV CLASS SHARES	230
CODE OF ETHICS	245
DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES	245
PROXY VOTING PROCEDURES	247
PORTFOLIO TRANSACTIONS AND BROKERAGE	247
PORTFOLIO TURNOVER	257
NET ASSET VALUE	258
PERFORMANCE INFORMATION	259
TAXES	266
CAPITALIZATION	268
VOTING RIGHTS	269
PURCHASE OF SHARES	269
REDEMPTION OF SHARES	269
EXCHANGES	270
CUSTODIAN	270
TRANSFER AGENT	270
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	270
LEGAL COUNSEL	270
REGISTRATION STATEMENT	270
FINANCIAL STATEMENTS	271
APPENDIX A: DESCRIPTION OF BOND RATINGS	273
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	275
APPENDIX C: FRANKLIN MUTUAL ADVISERS, LLC PROXY VOTING PROCEDURES AND GUIDELINES	276

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser Class (“ADV Class”), Institutional (“Class I”), Service (“Class S”), and Service 2 Class shares of the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and some investment techniques. Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment advisers, Directed Services, LLC or ING Investments, LLC (“DSL,”  “ING Investments” or collectively the “Advisers”) or a sub-adviser (“Sub-Adviser” or “Sub-Advisers”) reasonably believes is compatible with the investment objectives and policies of that Portfolio. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given to them in the Prospectuses.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 63 investment portfolios. The Trust is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. This SAI pertains to the following Portfolios:

ING AllianceBernstein Mid Cap Growth Portfolio

(“AllianceBernstein Mid Cap Growth”)

ING BlackRock Inflation Protected Bond Portfolio

(“BlackRock Inflation Protected Bond”)

ING BlackRock Large Cap Growth Portfolio

(“BlackRock Large Cap Growth”)

ING BlackRock Large Cap Value Portfolio

(“BlackRock Large Cap Value”)

ING Capital Guardian U.S. Equities Portfolio

(“Capital Guardian U.S. Equities”)

ING Disciplined Small Cap Value Portfolio

(“Disciplined Small Cap Value”)

ING EquitiesPlus Portfolio

(“EquitiesPlus”)

ING Evergreen Health Sciences Portfolio

(“Evergreen Health Sciences”)

ING Evergreen Omega Portfolio

(“Evergreen Omega”)

ING FMRSM Diversified Mid Cap Portfolio

(“FMRSM Diversified Mid Cap”)

ING FMRSM Equity Income Portfolio

(“FMRSM Equity Income”)

ING FMRSM Large Cap Growth Portfolio

(“FMRSM Large Cap Growth”)

ING FMRSM Mid Cap Growth Portfolio

(“FMRSM Mid Cap Growth”)

ING FMRSM Small Cap Equity Portfolio

(“FMRSM Small Cap Equity”)

ING Franklin Income Portfolio

(“Franklin Income”)

ING Franklin Mutual Shares Portfolio

(“Franklin Mutual Shares”)

ING Global Real Estate Portfolio

(“Global Real Estate”)

ING Global Resources Portfolio

(“Global Resources”)

ING Global Technology Portfolio

(“Global Technology”)

ING International Growth Opportunities Portfolio

(“International Growth Opportunities”)

ING Janus Contrarian Portfolio

(“Janus Contrarian”)

ING JPMorgan Emerging Markets Equity Portfolio

(“JPMorgan Emerging Markets Equity”)

ING JPMorgan Small Cap Core Equity Portfolio

(“JPMorgan Small Cap Core Equity”)

ING JPMorgan Value Opportunities Portfolio

(“JPMorgan Value Opportunities”)

ING Julius Baer Foreign Portfolio

(“Julius Baer Foreign”)

ING Legg Mason Value Portfolio

(“Legg Mason Value”)

ING Limited Maturity Bond Portfolio

(“Limited Maturity Bond”)

ING Liquid Assets Portfolio

(“Liquid Assets”)

ING Lord Abbett Affiliated Portfolio

(“Lord Abbett Affiliated”)

ING Marsico Growth Portfolio

(“Marsico Growth”)

ING Marsico International Opportunities Portfolio

(“Marsico International Opportunities”)

ING MFS Total Return Portfolio

(“MFS Total Return”)

ING MFS Utilities Portfolio

(“MFS Utilities”)

ING Oppenheimer Main Street Portfolio®

(“Oppenheimer Main Street®”)

ING PIMCO Core Bond Portfolio

(“PIMCO Core Bond”)

ING PIMCO High Yield Portfolio

(“PIMCO High Yield”)

ING Pioneer Equity Income Portfolio

(“Pioneer Equity Income”)

ING Pioneer Fund Portfolio

(“Pioneer Fund”)

ING Pioneer Mid Cap Value Portfolio

(“Pioneer Mid Cap Value”)

ING Stock Index Portfolio

(“Stock Index”)

ING T. Rowe Price Capital Appreciation Portfolio

(“T. Rowe Price Capital Appreciation”)

ING T. Rowe Price Equity Income Portfolio

(“T. Rowe Price Equity Income”)

ING Templeton Global Growth Portfolio

(“Templeton Global Growth”)

ING UBS U.S. Allocation Portfolio

(“UBS U.S. Allocation”)

ING Van Kampen Capital Growth Portfolio

(“Van Kampen Capital Growth”)

ING Van Kampen Global Franchise Portfolio

(“Van Kampen Global Franchise”)

ING Van Kampen Growth and Income Portfolio

(“Van Kampen Growth and Income”)

ING Van Kampen Real Estate Portfolio

(“Van Kampen Real Estate”)

ING VP Index Plus International Equity Portfolio

(“VP Index Plus International Equity”)

ING Wells Fargo Disciplined Value Portfolio

(“Wells Fargo Disciplined Value”)

ING Wells Fargo Small Cap Disciplined Portfolio

(“Wells Fargo Small Cap Disciplined”)

ING Liquid Assets and ING Stock Index Portfolios do not offer ADV Class shares.. ING BlackRock Inflation Protected Bond Portfolio and ING Franklin Mutual Shares Portfolio do not offer Service 2 Class Shares.

Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust. On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

Evergreen Health Sciences, Global Real Estate, Global Resources, Legg Mason Value, Janus Contrarian, Van Kampen Global Franchise and Van Kampen Real Estate Portfolios are classified as “non-diversified” funds as such term is defined under the 1940 Act. Each of the Trust’s other Portfolios are classified as “diversified” funds within the meaning of that term under the 1940 Act. The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer. When compared with a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer, and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED-INCOME INVESTMENTS

U.S. Government Securities

U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association certificates, described in the section on “Mortgage-Backed Securities,” and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Portfolio will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Municipal Securities

BlackRock Inflation Protected Bond, Franklin Mutual Shares, International Growth Opportunities, Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield and T. Rowe Price Capital Appreciation may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Industrial Development and Pollution Control Bonds

BlackRock Inflation Protected Bond, Franklin Mutual Shares and International Growth Opportunities may invest in tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations

BlackRock Inflation Protected Bond, Franklin Mutual Shares and International Growth Opportunities may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. International Growth Opportunities may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

International Growth Opportunities will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Adviser or Sub-Adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Custodial Receipts and Trust Certificates

BlackRock Inflation Protected Bond, Franklin Mutual Shares, Global Technology, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond and PIMCO High Yield may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATs”).

PIMCO Core Bond and PIMCO High Yield may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The custodial receipts and trust certificates in which Global Technology, PIMCO Core Bond and PIMCO High Yield may invest may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Corporate Debt Securities

Certain Portfolios may invest in corporate debt securities, as stated in the Portfolios’ investment objectives and policies in the Prospectuses or in this SAI. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor’s Rating Corporation (“Standard & Poor’s” or “S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated by S&P or Moody’s, of equivalent quality as determined by the Sub-Adviser. Limited Maturity Bond Portfolio may invest in debt securities that are rated Baa3 or better by Moody’s or BBB- or better by S&P, if not rated by S&P or Moody’s, of equivalent quality as determined by the Sub-Adviser.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The Portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or Standard & Poor’s do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio’s Sub-Adviser.

High-Yield Bonds

“High-Yield Bonds” (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s, or, if not rated by Moody’s or Standard & Poor’s, of equivalent quality. In general, high-yield bonds are not considered to be investment grade and investors should consider the risks associated with high-yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Many of the outstanding high-yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high- yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market. When secondary markets for high-yield bonds are less liquid than the market for higher-grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

Participation on Creditors Committees

BlackRock Inflation Protected Bond, Franklin Mutual Shares and PIMCO High Yield may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-Adviser believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Brady Bonds

“Brady Bonds” are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation’s reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Portfolio.

Banking Industry and Savings Industry Obligations

Certain Portfolios may invest in (1) certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations (“S&Ls”). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See “Foreign Investments” discussion in this SAI for further information regarding risks attending investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Certain Portfolios invest only in bank and S&L obligations as specified in that Portfolio’s investment policies. Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

(i)                            the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or Standard & Poor’s, or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the Sub-Adviser, similar creditworthiness to institutions having outstanding securities so rated;

(ii)                           in the case of a U.S. bank or S&L, its deposits are insured by the FDIC of the Savings Association Insurance Fund (“SAIF”), as the case may be; and

(iii)                          in the case of a foreign bank, the security is, in the determination of the Sub-Adviser, or an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Savings Association Obligations

BlackRock Inflation Protected Bond, Franklin Mutual Shares and International Growth Opportunities may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

All of the Portfolios may invest in commercial paper (including variable rate master demand notes and extendable commercial notes (“ECN”), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by Standard & Poor’s; (ii) if not rated by either Moody’s or Standard & Poor’s, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or Standard & Poor’s; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

Variable rate master demand notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Sub-Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Sub-Adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or Standard & Poor’s; the Portfolio may invest in them only if the Sub-Adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Sub-Adviser has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody’s and Standard & Poor’s ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Board of Directors/Trustees (“Board”) shall not be considered to be restricted.

Mortgage-Backed Securities

The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property. See, “U.S. Government Securities.”

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or-asset backed securities.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Foreign-Related Mortgage Securities

Certain Portfolios (including BlackRock Inflation Protected Bond, Franklin Mutual Shares, International Growth Opportunities, FMRSM Diversified Mid Cap, FMRSM Large Cap Growth, FMRSM Mid Cap Growth, Janus Contrarian, JPMorgan Small Cap Core Equity, Julius Baer Foreign, Lord Abbett Affiliated, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, PIMCO High Yield, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and UBS U.S. Allocation Portfolios) may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).

The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Agency Mortgage Securities

The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

GNMA Certificates

Government National Mortgage Association (“GNMA”) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the FHLMC and the FNMA, trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues Real Estate Mortgage Conduit (“REMIC”) Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by the United Stated Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Privately-Issued Mortgage-Backed Securities

Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which certain Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities also include Aircraft Lease Receivables (“ALRs”). ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the ALRs are not as sensitive to changes in interest rates. However, the ALRs may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

Collateralized Debt Obligations

BlackRock Inflation Protected Bond, Franklin Mutual Shares, PIMCO Core Bond, PIMCO High Yield and UBS U.S. Allocation may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk),  CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Loan Participations

BlackRock Inflation Protected Bond, Franklin Mutual Shares, Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield, Stock Index, T. Rowe Price Capital Appreciation and UBS U.S. Allocation may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests in which, the Portfolios intend to invest may not be rated by any nationally recognized rating service.

When purchasing loan participations, the Portfolios assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness a Portfolio has direct recourse against a borrower, the Portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, the Portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower’s obligation or that the collateral can be liquidated. If a Portfolio invests in loan participations with poor credit quality, the Portfolio bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. The valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price.

Delayed Funding Loans and Revolving Credit Facilities

BlackRock Inflation Protected Bond, Franklin Mutual Shares, PIMCO Core Bond, PIMCO High Yield and Stock Index may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments. PIMCO Core Bond, PIMCO High Yield and Stock Index may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio’s investment restriction relating to the lending of funds or assets.

Zero-Coupon and Pay-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy a Portfolio’s distribution obligations.

Eurodollar and Yankee Dollar Instruments

Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See “Foreign Investments.”

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds

“Event-linked bonds” are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Guaranteed Investment Contracts

Certain Portfolios, including BlackRock Inflation Protected Bond, Franklin Mutual Shares and International Growth Opportunities, may invest in guaranteed investment contracts (“GICs”) which are issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit Portfolio. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Credit-Linked Notes

Certain Portfolios, including BlackRock Inflation Protected Bond, Franklin Mutual Shares and International Growth Opportunities, may invest in credit-linked notes (“CLNs” or “CLN”) which are generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Portfolio’s investment objective, including Liquid Asset Portfolio. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investments.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by the Portfolio as debt investment. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Adviser or Sub-Adviser will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.

EQUITY INVESTMENTS

Common Stock and Other Equity Securities

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company’s organization and operations.

Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Sub-Adviser will generally invest the Portfolio’s assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

Certain Portfolios, including BlackRock Inflation Protected Bond, Franklin Mutual Shares and Oppenheimer Main Street®, may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Warrants

Certain Portfolios, including BlackRock Inflation Protected Bond, Franklin Mutual Shares and JPMorgan Small Cap Core Equity, may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Eurodollar Convertible Securities

Certain Portfolios may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by American Depositary Receipts listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by American Depositary Receipts listed, on such exchanges.

Derivatives

Certain Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

The Portfolio’s transactions in derivative instruments may include:

•                                          the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

•                                          entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

The success of transactions in derivative instruments depends on the Sub-Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Sub-Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Sub-Adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio’s investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio’s volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

Futures Contracts and Options on Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which a Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Options on Futures Contracts

A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Portfolio.

A Portfolio may use options on futures contracts in connection with hedging strategies. Julius Baer Foreign may invest up to 25% of its total net assets in futures, options, and swaps for hedging and non-hedging purposes. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indexes.”

Stock Index Futures Contracts

A “stock index” assigns relative values to the common stock included in an index (for example, the Standard & Poor’s 500® Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

(1)                                  when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)           forego possible price appreciation,

(b)           create a situation in which the securities would be difficult to repurchase, or

(c)           create substantial brokerage commissions;

(2)                                  when a liquidation of a Portfolio has commenced or is contemplated, but there is, in a Sub-Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(3)                                  to close out stock index futures purchase transactions.

Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Stock index futures might also be purchased:

(1)                                  if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Sub-Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in a Portfolio: or

(2)                                  to close out stock index futures sales transactions.

Each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, with the exception of Julius Baer Foreign and EquitiesPlus, which may invest in futures contracts and futures options for both hedging and non-hedging purposes. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Portfolio’s securities or the price of the securities, which a Portfolio intends to purchase. A Portfolio’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio’s exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this SAI for a discussion of other strategies involving futures and futures options.

If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

Investment in Gold and Other Precious Metals

Some Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (“Code”), each Portfolio (with the exception of Global Resources) intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income. Julius Baer Foreign may invest up to 5% of its assets in gold and other precious metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a

Portfolio will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When a Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. A Portfolio will not engage in these contracts for speculation or for achieving leverage. A Portfolio’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Limitations

When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by a Portfolio. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a Portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

Julius Baer Foreign is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, who is not subject to the registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”).

In addition, UBS U.S. Allocation, FMRSM Diversified Mid Cap, FMRSM Large Cap Growth and FMRSM Mid Cap Growth Portfolios will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of a Portfolio’s total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (c) if, as a result, a Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (d) purchase call options if, as a result, the current value of option premiums for call options purchased by a Portfolio would exceed 5% of a Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

Options on Securities and Securities Indices

Purchasing Options on Securities

An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, a Portfolio would continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities a Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities (“LEAPs”) and Buy Write Option Unitary Derivatives (“BOUNDs”). LEAPs provide the holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed-dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities’ capital appreciation up to a fixed-dollar amount.

Risks of Options Transactions

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying securities.

Writing Covered Call and Secured Put Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A Portfolio may write a call or put option only if the option is “covered” or “secured” by a Portfolio holding a position in the underlying securities. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

Options on Securities Indices

A Portfolio may purchase or sell call and put options on securities indices for the same purposes as it purchase or sells options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Over-the-Counter Options

Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions (“OTC Options”), as well as exchange-traded or “listed” options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio’s assets (the “SEC illiquidity ceiling”). OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if a Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

General

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of a Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in a Portfolio’s assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks Associated With Futures and Futures Options

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio’s transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that a Portfolio’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the Commodity Futures Trading Commission (“CFTC”) and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on a Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where a Portfolio is selling credit default protection), however, a Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps

BlackRock Inflation Protected Bond, Franklin Mutual Shares, EquitiesPlus, Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield, Stock Index and UBS U.S. Allocation Portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

Variable and Floating Rate Securities

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

Lease Obligation Bonds

Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio’s limit on illiquid securities.

Structured Securities

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Hybrid Instruments

Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (“Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet a Portfolio’s needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio. Accordingly, each Portfolio, except for Janus Contrarian, Legg Mason Value, Marsico Growth and Marsico International Opportunities Portfolios will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio’s investment in Hybrid Instruments will account for more than 10% of a Portfolio’s return (positive or negative).

Dollar Roll Transactions

Certain Portfolios seeking a high level of current income may enter into dollar rolls or “covered rolls” in which a Portfolio sells securities (usually mortgage-backed securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, a Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term “dollar roll” refers to dollar rolls that are not “covered rolls.”  At the end of the roll commitment period, a Portfolio may or may not take delivery of the securities a Portfolio has contracted to purchase.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by a Portfolio. “Covered rolls” are not subject to these segregation requirements. Dollar roll transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to a Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

All Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio’s other assets. Although a Portfolio could purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, a Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if a Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

Foreign Securities

Certain Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other securities representing interests in securities of foreign companies (collectively, “Depositary Receipts”) that are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the “Banking Industry and Savings Industry Obligations” discussion in this SAI for further description of these securities.

Each Portfolio (except JPMorgan Emerging Markets Equity, Global Resources, Janus Contrarian, Legg Mason Value, Marsico Growth and Marsico International Opportunities) may have no more than 25% of their respective total assets invested in securities of issuers located in any one emerging market country. PIMCO Core Bond and PIMCO High Yield may not have more than 10% of its total assets invested in securities of issuers located in emerging market companies. In addition, Global Resources may invest up to 35% of its net assets in securities of issuers located in South Africa. A Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Equity and Debt Securities Issued or Guaranteed by Supranational Organizations

Certain Portfolios, including BlackRock Inflation Protected Bond, Evergreen Omega, Franklin Mutual Shares and International Growth Opportunities Portfolios, that are authorized to invest in securities of foreign issuers may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Depositary Receipts

ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Foreign Currency Transactions

Since certain Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Forward Currency Contracts

Certain Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency, unless the Portfolio covers the excess with sufficient segregated assets. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Options on Foreign Currencies

A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a “surrogate” currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency’s exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

A Portfolio uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Currency Management

A Portfolio’s flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio’s investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio’s securities are denominated will generally lower the net asset value of the Portfolio. The Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

Exchange Rate-Related Securities

Certain Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Sovereign Debt

Certain Portfolios may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities. PIMCO Core Bond may invest in such securities rated B, subject to a maximum of 10% in securities rated Ba and B.

Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities. A Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which a Portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a Portfolio may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

Master Limited Partnerships (“MLPs”)

Capital Guardian U.S. Equities, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income may invest in MLPs. Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Repurchase Agreements

All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The Sub-Adviser monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Sub-Adviser, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. FMRSM Equity Income may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation of 10% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio typically will segregate assets determined to be liquid by the Sub-Adviser to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated are described above and may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See “Borrowing” for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case;

conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. The Global Technology, Van Kampen Real Estate and Van Kampen Global Franchise Portfolios may not invest in reverse repurchase agreements.

Other Investment Companies

The Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. International Growth Opportunities Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies. T. Rowe Price Equity Income and T. Rowe Price Capital Appreciation may, however, invest in shares of the T. Rowe Price Reserve Investment and Government Reserve Investment Funds and Janus Contrarian may invest in shares of Janus’ Money Market Funds, each pursuant to the receipt of an SEC exemptive order.

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Portfolio invests in other investment companies, shareholders of the Portfolio bear their proportionate share of the underlying investment companies’ fees and expenses.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value. Sometimes, the prices of ETFs may vary significantly from the net asset value of the ETF’s underlying indices. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the Portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a Portfolio invests in ETFs, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

Standard & Poor’s Depositary Receipts

The Portfolios may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Composite Stock Price Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Composite Stock Price Index.

iShares MSCI Index Shares

The Portfolios may also invest in iShares MSCI Index Shares (“iShares”) (formerly known as World Equity Benchmark Shares (“WEBS”). WEBS were a form of exchange-traded fund traded on the AMEX. They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indices. Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset value of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares as part of its investment strategy. (See “Exchange Traded Funds”).

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a Portfolio’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Portfolio’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Initial Public Offerings (“IPOs”)

BlackRock Inflation Protected Bond, Capital Guardian U.S. Equities, Franklin Mutual Shares, FMRSM Equity Income, FMRSM Diversified Mid Cap Growth, FMRSM Large Cap Growth, FMRSM Mid Cap Growth, FMRSM Small Cap Equity, Franklin Income, JPMorgan Emerging Markets Equity, JPMorgan Small Cap Core Equity, JPMorgan Value Opportunities, Marsico Growth, Marsico International Opportunities, MFS Total Return, MFS Utilities, Pioneer Equity Income, Pioneer Fund, Pioneer Mid Cap Value, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios may, consistent with their investment policies, invest in IPOs. IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Portfolios’ Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolios’ shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Portfolios’ performance when the Portfolios’ asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios’ returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios’ assets as it increases in size and, therefore, have a more limited effect on the Portfolios’ performance.

There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

Short Sales

A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Sub-Adviser believes that a decline in the price of a particular security or group of securities is likely. Evergreen Omega, Global Technology, Van Kampen Real Estate and Van Kampen Global Franchise Portfolios may not engage in short sales.

The Portfolio’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

Illiquid Securities

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between a Portfolio’s decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Board.

Restricted Securities

Each Portfolio may also purchase securities that are not registered under the 1933 Act (“restricted securities”), including those that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A securities”). The Board, based upon information and recommendations provided by the Sub-Adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio. Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Portfolios’ inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of Qualified Institutional Buyers (“QIBs”). Some Rule 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other Rule 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to QIBs. Nonetheless, a small market exists for trading Rule 144A securities. The Portfolio may not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Borrowing

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio’s net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio’s shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio’s borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Portfolio’s obligations under the when-issued or delayed delivery arrangement.

Lending Portfolio Securities

For the purpose of realizing additional income, the Portfolios may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio’s investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Loans will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Risks Associated with the Real Estate Industry

Although a Portfolio that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•              possible declines in the value of real estate;

•              adverse general or local economic conditions;

•              possible lack of availability of mortgage funds;

•              overbuilding;

•              extended vacancies of properties;

•              increases in competition, property taxes and operating expenses;

•              changes in zoning or applicable tax law;

•              costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•              casualty or condemnation losses;

•              uninsured damages from floods, earthquakes or other natural disasters;

•              limitations on and variations in rents; and

•              unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Small Companies

Certain Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security. It is possible that the Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

Unseasoned Companies

Certain Portfolios, including BlackRock Inflation Protected Bond, Capital Guardian U.S. Equities, FMRSM Diversified Mid Cap, FMRSM Large Cap Growth, FMRSM Mid Cap Growth, Franklin Mutual Shares, FMRSM Small Cap Equity, Global Technology, Janus Contrarian, JPMorgan Small Cap Core Equity, Legg Mason Value, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, PIMCO High Yield, Pioneer Equity Income, Pioneer Fund, Pioneer Mid Cap Value, Templeton Global Growth, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Wells Fargo Disciplined Value may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Strategic Transactions

Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this SAI, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser’s ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.

Special Situations Companies

A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries,  Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.

Risk Considerations Regarding the Internet Industry

Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Portfolio’s shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of firm and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The IPO price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities

Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper

Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Temporary Defensive Investments

For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade fixed-income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. PIMCO Core Bond and PIMCO High Yield may hold an unlimited amount of such investments consistent with its objectives. Under normal circumstances, each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectuses and this SAI will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio’s outstanding voting securities of that Portfolio, defined by the 1940 Act as the lesser of: (1) 67% or more of that Portfolio’s voting securities present at a shareholders’ meeting if the holders of more than 50% of that Portfolio’s outstanding voting securities are present or by proxy, or (2) more than 50% of that Portfolio’s outstanding voting securities. Certain Portfolios have adopted non-fundamental investment policies to invest the assets of a Portfolio in securities that are consistent with the Portfolio’s name. The investment objectives and all other investment policies or practices of AllianceBerstein Mid Cap Growth, BlackRock Inflation Protected Bond, Disciplined Small Cap Value, Evergreen Health Sciences, Evergreen Omega, EquitiesPlus, Franklin Income, Franklin Mutual Shares, FMRSM Equity Income, FMRSM Small Cap Equity, FMRSM Large Cap Growth, Global Real Estate, Global Technology, JPMorgan Small Cap Core Equity, JPMorgan Value Opportunities, Julius Baer Foreign, Legg Mason Value, Lord Abbett Affiliated, Marsico International Opportunities, MFS Utilities, PIMCO High Yield, Pioneer Equity Income, Pioneer Fund, Pioneer Mid Cap Value, Stock Index, VP Index Plus International Equity and Wells Fargo Small Cap Portfolios are considered by the Trust to be non-fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

For AllianceBernstein Mid Cap Growth:

The Portfolio may not:

1.             issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

2.             purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

3.             borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

4.             underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

5.             as to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

6.             invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-Adviser owns more than ½ of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

7.             make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.

For BlackRock Inflation Protected Bond:

As a matter of fundamental policy, the Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

3.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

7.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

BlackRock Inflation Protected Bond Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

For Global Resources, Limited Maturity Bond, Liquid Assets, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, Templeton Global Growth, Van Kampen Real Estate, Van Kampen Growth and Income and Wells Fargo Disciplined Value:

A Portfolio may not:

1.             invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that this restriction does not apply to Global Resources or Van Kampen Real Estate;

2.             invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities, except that restriction does not apply to Global Resources or Van Kampen Real Estate;

3.             invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to Liquid Assets, to securities or obligations issued by U.S. banks, (c) with respect to Templeton Global Growth to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (d) to the Van Kampen Real Estate, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Global Resources, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

4.             purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

5.             purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that Global Resources may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the SAI, purchase securities on margin;

6.             lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

a.             invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

b.             enter into repurchase agreements; and

c.             lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board;

7.             issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio’s borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

8.             act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;

9.             with respect to Global Resources, Limited Maturity Bond, Liquid Assets, T. Rowe Price Capital Appreciation,        T. Rowe Price Equity Income and Van Kampen Real Estate, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Global Resources, which may engage in short sales within the limitations described in the SAI;

10.           borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio’s assets);

11.           with respect to the Global Resources, Limited Maturity Bond, Liquid Assets, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Van Kampen Real Estate, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Sub-Adviser are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for Templeton Global Growth, Van Kampen Growth and Income and Wells Fargo Disciplined Value, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment), would be invested in such securities;

12.           purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

•      any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

•      T. Rowe Price Equity Income may engage in futures contracts on gold; and

•      this restriction shall not apply to Global Resources and Templeton Global Growth.

13.           with respect to all Portfolios except Templeton Global Growth, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.

For Capital Guardian U.S. Equities:

The Portfolio may not:

1.             issue senior securities, except to the extent that the borrowing of money in accordance with restriction (2) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security);

2.             invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. government securities and obligations of domestic branches of U.S. banks and savings and loan associations. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry;

3.             purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio’s total assets to be invested in the securities of any one issuer (excluding U. S. government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio’s total assets may be invested without regard to these restrictions;

4.             borrow money, except that the portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio’s total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions;

5.             underwrite securities of other issuers except insofar as the Portfolio may be considered an underwriter under the 1933 Act in selling portfolio securities;

6.             purchase or sell real estate, except that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein and may invest in mortgages and mortgage-backed securities; and

7.             purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

For Disciplined Small Cap Value:

As a matter of fundamental policy, the Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.             purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

8.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts; or

9.             if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

For EquitiesPlus:

The Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.             purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

For Evergreen Health Sciences:

The Portfolio may not:

1.             issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.             borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.             act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.             purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.             purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.             make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.             make any investment that is inconsistent with its classification as a non-diversified investment company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.             “concentrate” its investments in a particular industry, except that the Portfolio may invest more than 25% of its assets in securities issued by companies principally engaged in the healthcare industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For Evergreen Omega:

The Portfolio may not:

1.             issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.             borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.             act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.             purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.             purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.             make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.             be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.             “concentrate” its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities, or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents, and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition, for Evergreen Health Sciences and Evergreen Omega Portfolios, if the Portfolio’s holdings of illiquid securities exceeds 15% because of changes in the value of a Portfolio’s investments, a Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, a Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

For FMRSM Diversified Mid Cap, FMRSM Large Cap Growth, Janus Contrarian, Legg Mason Value and UBS U.S. Allocation:

A Portfolio may not:

1.             with respect to 75% of each Portfolio’s total assets (50% of Janus Contrarian’s total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.             issue senior securities, except as permitted under the 1940 Act;

3.             borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.             underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.             purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.             purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.             purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.             lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For FMRSM Equity Income and Pioneer Equity Income:

Each Portfolio may not:

1.     purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.     purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.     borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.     make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.     underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.     purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.     issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.     purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

ING FMRSM Equity Income Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets in a portfolio of equity securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

ING Pioneer Equity Income Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities U.S. issuers expected to produce income. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

For FMRSM Mid Cap Growth:

A Portfolio may not:

1.             The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMRSM or an affiliate serve as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing limitation);

2.             The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For purposes of the Portfolio’s illiquid securities limitation, if through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity; or

3.             The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which FMRSM or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of debt instruments. This limitation does not apply to purchases of debt securities or repurchase agreements or to acquisitions of loans, loan participations or other forms of debt securities.

For FMRSM Small Cap Equity:

A Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.             purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

For Franklin Income:

As a matter of fundamental policy, the Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.             purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

For Franklin Mutual Shares Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.             purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

For Global Real Estate:

As a matter of fundamental policy, the Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio and (c) the Portfolio will invest more than 25% of its total assets in the real estate industry;

2.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

3.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

7.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Global Real Estate Portfolio is a non-diversified fund. The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

Global Real Estate Portfolio will only purchase fixed-income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody’s, or have an equivalent rating from another Nationally Recognized Statistical Rating Organization (“NRSRO”), or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker’s acceptance and commercial paper purchased by the Portfolio must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio’s Sub-Adviser.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

For Global Technology:

The Portfolio may not:

1.             with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.             issue senior securities, except as permitted under the 1940 Act;

3.             borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings;

4.             underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.             purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.             purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.             purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.             lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For International Growth Opportunities, JPMorgan Small Cap Core Equity, Julius Baer Foreign, BlackRock Large Cap Growth, BlackRock Large Cap Value, Van Kampen Capital Growth and Van Kampen Global Franchise:

A Portfolio may not:

1.             with respect to 75% of each Portfolio’s total assets (50% of JPMorgan Small Cap Core Equity and Van Kampen Global Franchise Portfolios’ total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.             issue senior securities, except as permitted under the 1940 Act;

3.             borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the Global Technology, Van Kampen Global Franchise and Van Kampen CapitalGrowth may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings;

4.             underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.             purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.             purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.             purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.             lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For JPMorgan Emerging Markets Equity:

The Portfolio may not:

1.             with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

2.             make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

3.             borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

4.             mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

5.             except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

6.             buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this SAI, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this SAI;

7.             invest in securities of other investment companies, except to the extent permitted by the 1940 Act and discussed in the Prospectus or this SAI, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

8.             invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

9.             issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

10.           invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

For JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Fund and Pioneer Mid Cap Value:

A Portfolio may not:

1.             with respect to 75% of the Portfolio’s (except MFS Utilities) total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.             concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. government, its agencies or instrumentalities), except for MFS Utilities which may concentrate its investment in companies in the utilities sector;

3.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations,  interpretations and any orders obtained thereunder;

4.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.             act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law;

6.             purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii)  invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.             issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

8.             purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

For Lord Abbett Affiliated:

The Portfolio may not:

1.             purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

2.             borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

3.             lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio’s investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

4.             invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

5.             purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called “short” sales of securities or participate in any joint or joint and several trading accounts;

6.             act as underwriter of securities of other issuers;

7.             purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker’s commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

8.             buy securities from, or sell securities to, any of its officers, directors, employees, investment adviser or distributor, as principals;

9.             purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than ½ of 1% of the outstanding securities of such issuer and such affiliated persons so owning ½ of 1% together own beneficially more than 5% of such securities;

10.           purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies; or

11.           issue senior securities except as may be permitted by the 1940 Act.

For Marsico Growth:

The Portfolio may not:

1.             purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this SAI;

2.             purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

3.             make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

4.             with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

5.             mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

6.             make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

7.             borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

8.             underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

9.             invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

10.           issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

11.           own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

12.           purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

For MFS Total Return, Oppenheimer Main Street® and PIMCO Core Bond:

The Portfolio may not:

1.             with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio’s total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

2.             invest more than 25% of the value of the Portfolio’s total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

3.             borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except PIMCO Core Bond may also borrow to enhance income;

4.             make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

5.             purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indices of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indices, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The Oppenheimer Main Street® and MFS Total Return reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Oppenheimer Main Street® and MFS Total Return will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);

6.             underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

7.             purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

8.             issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the 1940 Act or by order of the SEC.

For PIMCO High Yield:

The Portfolio may not:

1.             with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of value of the Portfolio’s total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

2.             issue senior securities, except as permitted under the 1940 Act;

3.             invest more than 25% of the value of the Portfolio’s total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

4.             borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

5.             make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of the debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

6.             purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures based on debt securities, indices of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indices, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.);

7.             underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

8.             purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in real estate industry and participation interests.

For Stock Index:

The Portfolio may not:

1.             with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.             issue senior securities, except as permitted under the 1940 Act;

3.             borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.             underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.             purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.             purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.             purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.             lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

For VP Index Plus International Equity:

As a matter of fundamental policy, the Portfolio:

1.             shall be a “diversified company” as that term is defined in the 1940 Act;

2.             may not “concentrate” its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to the Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies or instrumentalities);

3.             may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

4.             may not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans;

5.             may not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Portfolio for its portfolio, the Portfolio may be deemed to be an underwriter under the applicable law;

6.             may not purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.             may not issue any senior security (as defined in the 1940 Act), except that (i) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and

8.             may not purchase physical commodities or contracts relating to physical commodities.

For Wells Fargo Small Cap Disciplined:

The Portfolio may not:

1.             purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.             purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.             borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.             make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.             underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.             purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.             issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.             purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

For all the Portfolios, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

For AllianceBernstein Mid Cap Growth:

The Portfolio may not:

1.             invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

2.             purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

3.             purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A securities) would be invested in such securities;

4.             invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

5.             invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

6.             invest in real estate limited partnerships;

7.             purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

8.             purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

9.             make investments for the purpose of exercising control or management;

10.           invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

11.           acquire more than 10% of the voting securities of any issuer;

12.           invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A securities); or

13.           purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

For Van Kampen Growth and Income:

A Portfolio may not:

1.             make short sales of securities, except short sales against the box; or

2.             invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Sub-Adviser are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

For Capital Guardian U.S. Equities:

The Portfolio may not:

1.             lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

2.             lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

3.             knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

4.             sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin;

5.             write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

6.             purchase securities for the purpose of exercising control or management;

7.             purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio’s total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio’s total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by “Exemptive Issuers.” Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

8.             pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a portfolio’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

For FMRSM Diversified Mid Cap, Janus Contrarian, Legg Mason Value and UBS U.S. Allocation:

1.             The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.             The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.             The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment (3);

4.             The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; and

5.             The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

For purposes of normally investing at least 80% of the FMRSM Diversified Mid Cap’s assets in securities of companies of medium market capitalizations, the Sub-Adviser intends to measure the capitalization range of the S&P MidCap 400 Index no less frequently than once a month.

For FMRSM Large Cap Growth:

1.             The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.             The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.             The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMRSM or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation);

4.             The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For purposes of the Portfolio’s illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity;

5.             The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund’s net assets) to a registered investment company or portfolio for which FMRSM or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments); and

6.             The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.

For FMRSM Equity Income:

1.             The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMRSM or an affiliate serve as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing limitation);

2.             The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For purposes of the Portfolio’s illiquid securities limitation, if through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity;

3.             The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company (“FMRSM”) or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of debt instruments. This limitation does not apply to purchases of debt securities or repurchase agreements or to acquisitions of loans, loan participations or other forms of debt securities; and

4.             The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMRSM or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.

For FMRSM Mid Cap Growth:

1.             The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMRSM or an affiliate service as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing limitation);

2.             The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For purposes of the Portfolio’s illiquid securities limitation, if through a change in values, net assets or other circumstances, the Portfolio were in position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity; and

3.             The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which FMRSM or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of debt instruments. This limitation does not apply to purchases of debt securities or repurchase agreements or to acquisitions of loans, loan participations or other forms of debt securities.

For Global Technology:

The Portfolio may not:

1.             Invest for the purpose of exercising control or management;

2.             Sell property or securities short, except short sales against the box; and

3.             Invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

For purposes of non-fundamental restriction (2), a short sale “against the box” shall not be considered a short position.

For BlackRock Large Cap Growth, BlackRock Large Cap Value, International Growth Opportunities, Julius Baer Foreign, JPMorgan Small Cap Core Equity, Marsico Growth, Van Kampen Capital Growth and Van Kampen Global Franchise:

1.             The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.             The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.             The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that with respect to International Growth Opportunities, Julius Baer Foreign, JPMorgan Small Cap Core Equity, Van Kampen Capital Growth and Van Kampen Global Franchise the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;

4.             The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.             The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (with the exception of BlackRock Large Cap Growth Portfolio, up to 15% of the Portfolio’s net assets) to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.); and

6.             The Portfolio may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by a Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio’s net assets would be hedged, and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio.

With respect to non-fundamental investment restriction (4) if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

For JPMorgan Emerging Markets Equity:

The Portfolio may not:

1.             invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and OTC Options (and securities underlying such options) purchased by a Portfolio;

2.             invest in any issuer for purposes of exercising control or management of the issuer;

3.             except as described in the Prospectus and this SAI, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

a.     such options are written by other persons, and

b.     the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio’s total assets;

4.             except as described in the Prospectus and this SAI, engage in short sales of securities; and

a.     Purchase more than 10% of the outstanding voting securities of any one issuer.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

For JPMorgan Value Opportunities:

The Portfolio may not:

1.             make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

2.             purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

3.             invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto; or

4.             pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.

For Limited Maturity Bond:

1.             Non-government securities must be rated Baa3 or better by Moody’s or BBB or better by S&P or, if not rated, determined to be of comparable quality;

2.             Money market securities must be rated in the two highest categories by Moody’s or S&P or, if not rated, determined to be of comparable quality;

3.             The Portfolio will not invest more than 10% of total assets in foreign government securities;

4.             The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

5.             Borrowing may not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, (ii) options, futures, options on futures and forward currency contracts, and (iii)

borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

6.             Illiquid securities may not exceed 10% of net assets (including repurchase agreements and fixed-time deposits subject to withdrawing penalties maturing in more than 7 days); or

7.             The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI.

For Liquid Assets:

1.             Investments will not be rated below the two highest ratings categories;

2.             The Portfolio will invest 95% of the investments that, at the time of purchase, are rated in the highest short-term ratings category, or if unrated, determined to be of comparable quality;

3.             With respect to 100% of total assets, the Portfolio will not invest more than (i) 5% of such assets in securities of any one issuer (except U.S. government securities), (ii) 10% of such assets subject to demand features or guarantees from a single institution (with respect to 75% of total assets), or (iii) purchase more than 10% of the outstanding voting securities of any one issuer;

4.             The Portfolio will not invest in more than the greater of 1% of total assets or $1,000,000 in securities of any one issuer that are rated in the second highest ratings category (excluding U.S. government securities);

5.             The Portfolio will not invest in obligations issued or guaranteed by a foreign government (or its agencies or instrumentalities) or by supranational organization that is rated below A by S&P or Moody’s;

6.             The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

7.             Borrowing will not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, and (ii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

8.             The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;

9.             Investments in fixed time deposits may not exceed 10% of net assets; and

10.           Investments in foreign bank obligations are limited to U.S. dollar-denominated obligations.

For Lord Abbett Affiliated:

The Portfolio may not:

1.             invest in warrants (other than warrants acquired by Lord Abbett Affiliated as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of Lord Abbett Affiliated’s net assets or if, as a result, more than 2% of Lord Abbett Affiliated’s net assets would be invested in warrants that are not listed on AMEX or New York Stock Exchange;

2.             invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit Lord Abbett Affiliated from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

3.             purchase or sell real property (including limited partnership interests) except to the extent described in Lord Abbett Affiliated’s fundamental investment restriction number (10); or

4.             invest more than 10% of the value of its total assets in illiquid securities.

For Marsico Growth:

The Portfolio may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

For Marsico International Opportunities:

The Portfolio may not:

1.             The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets;

2.             The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration thereof, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

3.             The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

4.             The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

5.             The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A securities, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation. In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation; and

6.             The Portfolio may not invest in companies for the purpose of exercising control of management.

For MFS Total Return and Oppenheimer Main Street®:

A Portfolio may not:

1.             invest more than 15% (except 10% with respect to the Oppenheimer Main Street®,) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

2.             purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

3.             make investments for the purpose of gaining control of a company’s management.

For MFS Utilities:

The Portfolio may not:

1.             invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Portfolio’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio’s limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act but are determined to be liquid by the Board (or its delegatee) will not be subject to this 15% limitation.

Except for MFS Utilities’ investment restriction number (1) and the Portfolio’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Portfolio’s non-fundamental policy on illiquid investments, the Portfolio will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For PIMCO Core Bond:

The Portfolio may not:

1.             invest more than 15% of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

2.             purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements; and

3.             make investments for the purpose of gaining control of a company’s management.

Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

For Templeton Global Growth:

The Portfolio may not:

1.             purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts;

2.             lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

3.             lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

4.             knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

5.             sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin;

6.             write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

7.             purchase securities for the purpose of exercising control or management;

8.             purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio’s total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio’s total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by “Exemptive Issuers.” Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

9.             Pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio’s total assets and then only to secure borrowings permitted by restriction (3). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a portfolio’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

For Van Kampen Real Estate:

The Portfolio may not:

1.             make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

2.             purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts or related options is not considered the purchase of a security on margin;

3.             invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

4.             invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or AMEX. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

5.             invest in securities of any company if any officer or trustee/director of the Portfolio or of the Adviser owns more than ½ of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6.             invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

7.             invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time; and

8.             purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A securities which the Board or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Board has also adopted the following non-fundamental investment policies for each of the following Portfolios, which may be changed upon 60 days’ prior notice to shareholders:

AllianceBernstein Mid Cap Growth

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes.

BlackRock Large Cap Growth

The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies.

BlackRock Large Cap Value

The Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities of large-capitalization companies.

Capital Guardian U.S. Equities

The Sub-Adviser seeks to achieve the Portfolio’s investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States.

Evergreen Health Sciences

The Portfolio is a non-diversified portfolio that will normally invest at least 80% of its assets in the equity securities of health care companies, meaning companies that develop, produce or distribute products or services related to the health care or medical industries and derive a substantial portion, i.e., more than 50%, of their sales from products and services in health care.

FMRSM Diversified Mid Cap

The Sub-Adviser normally invests at least 80% of the Portfolio’s assets in securities of companies with medium market capitalizations.

FMRSM Equity Income

The Sub-Adviser normally invests at least 80% of the Portfolio’s net assets in equity securities.

FMRSM Large Cap Growth

The Sub-Adviser normally invests at least 80% of the Portfolio’s assets in securities of large market capitalizations.

FMRSM Mid Cap Growth

For purposes of normally investing at least 80% of the Portfolio’s assets in securities of companies with medium market capitalizations.

FMRSM Small Cap Equity Portfolio

The Sub-Adviser normally invest at least 80% of the Portfolio’s assets in common stocks of companies with small market capitalizations.

Global Real Estate

Under normal market conditions, the Portfolio will invest at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry.

Global Resources

Prior to July 16, 2007, the Portfolio normally invests at least 80% of its assets in the equities of producers of commodities or “hard asset” companies.

Effective July 16, 1007, the Portfolio will normally invest at least 80% of its assets in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States.

Global Technology

The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (measured at time of purchase), in companies whose primary business is the manufacturing of goods or provision of value-added services within or to the Information Technology industry, as well as to other related industries such as Telecommunications Services, Media and certain other companies whose businesses may fit such a description.

International Growth Opportunities

Under normal conditions, the Portfolio invests at least 80% of its net assets and borrowings for investment purposes in equity securities of issuers located in countries outside of the United States.

Janus Contrarian

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital.

JPMorgan Emerging Markets Equity

The Portfolio normally invests at least 80% of the value of issuers located in at least three countries with emerging securities markets.

JPMorgan Small Cap Core Equity

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies.

JPMorgan Value Opportunities

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase.

Julius Baer Foreign

The Portfolio normally invests at least 80% of its assets in international equity securities.

Limited Maturity Bond

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities.

MFS Utilities

The Portfolio invests at least 80% of its net assets in securities of issuers in the utilities industry.

PIMCO Core Bond

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities.

PIMCO High Yield

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade but rated at least CCC/Caa by Moody’s, Standard & Poor’s, or Fitch, or if unrated, determined by its Sub-Adviser to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment.

Pioneer Equity Income

Normally, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing equity securities of U.S. issuers.

Pioneer Mid Cap Value

The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies.

Stock Index

The Portfolio normally invests at least 80% of its assets in equity securities of companies included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) or equity securities of companies that are representative of the S&P 500® Index (including derivatives).

T. Rowe Price Equity Income

The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

Van Kampen Capital Growth

Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus any borrowings for investment purposes).

Van Kampen Real Estate

The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”).

Wells Fargo Disciplined Value

Prior to July 16, 2007, Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of mid-capitalization companies.

Wells Fargo Small Cap Disciplined

The Portfolio normally invests at least 80% of its assets in the securities of small-capitalization companies that the Sub-Adviser believes will present attractive opportunities but have not been widely recognized by investment analysts or the financial press.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance. As of July 31, 2007, the Trustees are John V. Boyer, Patricia W. Chadwick, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Sheryl K. Pressler, David W.C. Putnam, John G. Turner and Roger B. Vincent. The Executive Officers of the Trust are Shaun P. Mathews, Stanley D. Vyner, Michael J. Roland, Joseph M. O’Donnell, Mary Bea Wilkinson, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Susan P. Kinens, Kimberly K. Palmer, Maria M. Anderson, Ernest C’DeBaca, Denise Lewis and Robert Terris.

Set forth in the table on the following page is information about each Trustee of the Trust.

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in ING Fund Complex Overseen by Trustee (2)(3)	Other Directorships Held by Trustee
Independent Trustees
John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 – Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum (4) (September 1989 – November 2005).	178	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	178	Wisconsin Energy (June 2006 – Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 1997 – Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	178	Midamerica Financial Corporation (December 2002 – Present).
R. Barbara Gitenstein 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 1997 – Present	President, College of New Jersey (January 1999 – Present).	178	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	178	Assured Guaranty Ltd. (April 2004 – Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	178	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 –Present).
David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 – Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	178	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).
Roger B. Vincent (5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee and Chairman	January 1994 – Present	President, Springwell Corporation (March 1989 – Present).	178	UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).

Trustee who is an “Interested Person”:
John G. Turner (6) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 – Present	Retired.	178	Hormel Foods Corporation (March 2000 – Present); ShopKo Stores, Inc. (Auguest 1999 – December 2005); and Conseco, Inc. (September 2003 – Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  As of June 30, 2007.

(3)  For purposes of this table, “ING Funds Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend & Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust and ING Partners Inc.

(4)  Shaun Mathews, President of ING USFS Mutual Funds and Investment Products group, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings.

(6)  “Interested person” of the Trust as defined in the 1940 Act because of his relationship with ING Groep, N.V., the parent corporation of the investment advisers, DSL and ING Investments and the distributor, ING Funds Distributor.

Information about the Trust’s officers is set forth in the table below:

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present) and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 48	Executive Vice President	March 2003 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 – Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(4) (October 2004 – December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2), (December 2001 – March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 56	Executive Vice President	March 2003 – Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 – January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 52	Executive Vice-President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present); ING Investments, LLC(2) and Directed Services, LLC(4) (March 2006 – Present); and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006);Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 – September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).
Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 – Present

Senior Vice President, ING Investments, LLC (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 – Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Name, Address and Age	Positions Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years

Mary Bea Wilkinson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2003 – Present

Head of Strategic Relationships, ING U.S. Financial Services (2003 – Present). Formerly, Senior Vice President, ING Outside Funds Group (2000 – 2002); and Senior Vice President and Chief Financial Officer, First Golden American Life Insurance Company of New York (1997 – 2000).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President Treasurer	January 2003 – Present March 2003 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	February 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (July 1995 Present); and Vice President, ING Investments, LLC(2) (February 1996 – Present) and Director of Compliance, ING Investments, LLC(2) (October 2004 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 – Present

Vice President, ING Funds Services, LLC (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC. (December 2000 – August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 49	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 – Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)           The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)           ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)           ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)           Directed Services, LLC is the successor in interest to Directed Services, Inc.

(5)           ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times (“Policy”). For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio.

Under this Policy, the initial value of investments in mutual funds of the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Portfolio’s investments will not cause a Trustee to have to make any additional investments under this Policy.

Trustees’ Portfolio Equity Ownership Positions

For only the Portfolios listed, set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2006:

	Dollar Range of Equity Securities in Each Portfolio as of December 31, 2006								Aggregate Dollar Range of Equity Securities in All Registered Investment
Name of Trustee	FMR Mid Cap Growth	Janus Contrarian	Liquid Assets	Marsico Growth	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income	Van Kampen Growth & Income	Van Kampen Real Estate	Companies Overseen by Trustee in Family of Investment Companies
John V. Boyer	None	None	None	None	None	None	None	None	$0
Patricia W. Chadwick(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	Over $100,000
J. Michael Earley	$10,001 - $50,000	None	None	$10,001-$50,000	None	None	None	None	$50,001-$100,000
R. Barbara Gitenstein	None	$10,001-$50,000	None	$1 - $10,000	$1 - $10,000	None	None	$10,001-$50,000	$50,001-$100,000
Patrick W. Kenny	None	None	None	None	None	None	None	None	$10,001-$50,000; $50,001-$100,000(2)
Walter H. May(3)	None	None	None	None	None	None	None	None	Over $100,000
Thomas J. McInerney(4)	None	None	None	None	None	None	None	None
Jock Patton(5)	None	None	None	None	None	None	None	None	Over $100,000
Sheryl K. Pressler(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$50,001-$100,000(2)
David W.C. Putnam	None	None	None	None	None	None	None	None	Over $100,000
Roger B. Vincent	None	None	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	Over $100,000; $50,001-$100,000(2)
Trustee who is an “Interested Person”
John G. Turner	None	None	None	None	None	None	None	None	Over $100,000

(1)                                  Mses. Chadwick and Pressler each commenced services as a Trustee on January 18, 2006.

(2)                                  Held in a Deferred Compensation Account.

(3)                                  Retired from the Board effective January 11, 2007.

(4)                                  Resigned from the Board effective April 28, 2006.

(5)                                  Retired from the Board effective June 30, 2007.

Board

The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Portfolios’ activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Frequency of Board Meetings

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and the Compliance Committee each meet regularly four (4) times per year, the Investment Review Committees meet six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

Recent Committee Changes

Effective May 10, 2007, changes were made to the Board’s Committee structure. In particular, the Committee memberships changed on that date, and these changes are reflected in the discussion of the Committees that is set out below. In addition, prior to May 10, 2007, the Board had a Valuation, Proxy and Brokerage Committee. Effective May 10, 2007, the functions of the Valuation, Proxy and Brokerage Committee and the Compliance Committee were combined. The Compliance Committee was the surviving Committee, and now oversees valuation, proxy and brokerage matters, as well as compliance issues. We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007. Prior to that date, Jock Patton served as the Chairman of the Board.

Committees

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act. The following Trustees serve as members of the Executive Committee: Ms. Pressler and Messrs. Turner, Vincent and Boyer. Mr. Vincent, Chairman of the Board, serves as Chairperson of the Executive Committee.

Prior to May 10, 2007, the Executive Committee consisted of two (2) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Portfolios. During the period prior to May 10, 2007 the following Trustees served as members of the Executive Committee:  Messrs. Turner, Vincent and Patton. Mr. Patton served as Chairperson of the Executive Committee.

The Executive Committee held no meetings during the fiscal year ended December 31, 2006.

Audit Committee. The Board has established an Audit Committee whose functions include, among others, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Trustees. The following Trustees currently serve as members of the Audit Committee:  Messrs. Earley and Putnam, Ms. Chadwick and Dr. Gitenstein. Mr. Earley serves as Chairperson of the Audit Committee, and also has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

Prior to May 10, 2007, the following Trustees served as members of the Audit Committee:  Messrs. Earley, Kenny, Vincent, and Putnam and Ms. Pressler. During the period prior to May 10, 2007, Mr. Earley served as Chairperson of the Audit Committee, and Mr. Kenny was designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2006.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance, and oversight of the CCO. The Board also oversees quarterly compliance reporting.

Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee. As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by the Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of each investment adviser’s usage of the Portfolios’ brokerage and each investment adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees:  Messrs. Boyer, Kenny and Vincent and Ms. Pressler. Mr. Kenny currently serves as Chairperson of the Compliance Committee.

Prior to May 10, 2007, the Compliance Committee consisted of five (5) Independent Trustees:  Messrs. Boyer, Earley, Putnam, Kenny and Patton. Mr. Kenny served as Chairperson of the Compliance Committee during the period prior to May 10, 2007.

The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2006.

Valuation, Proxy and Brokerage Committee. As is discussed above, prior to May 10, 2007 the Board had established and in place a Valuation, Proxy and Brokerage Committee. On that date, the Board’s Committees were reconstituted and the functions of the Valuation, Proxy and Brokerage Committee were combined with that of the Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee. The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and Brokerage Committee.

Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee functions included, among others:  reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of each investment adviser’s usage of the Portfolios’ brokerage; and overseeing each investment adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions). The Valuation, Proxy and Brokerage Committee consisted of four (4) Independent Trustees. The following Trustees served as members of the Valuation, Proxy and Brokerage Committee: Dr. Gitenstein and Ms. Chadwick and Messrs. Boyer and Patton. Ms. Chadwick served as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Valuation, Proxy and Brokerage Committee held five (5) meetings during the fiscal year ended December 31, 2006.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional Committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self-evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Portfolios’ Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee currently consists of five (5) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee:  Dr. Gitenstein, Ms. Chadwick and Messrs. Boyer, Kenny, and Vincent. Mr. Boyer serves as Chairperson of the Nominating and Governance Committee.

Prior to May 10, 2007, the membership of the Nominating and Governance Committee consisted of four (4) Independent Trustees. The following Trustees served as members of the Nominating and Governance Committee:  Dr. Gitenstein and Messrs. Kenny, Patton and Vincent. During the period prior to May 10, 2007, Dr. Gitenstein served as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held three (3) meetings during the fiscal year ended December 31, 2006.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” as defined in the 1940 Act. The following Trustees serve as members of the Investment Review Committee for the Domestic Equity Funds:  Ms. Chadwick, Dr. Gitenstein and Messrs. Earley, Putnam and Turner. Ms. Chadwick serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

Prior to May 10, 2007, the Investment Review Committee for the Domestic Equity Funds was comprised of five (5) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act, of the Portfolios. During the period prior to May 10, 2007, the following Trustees served as members of the Investment Review Committee for the Domestic Equity Funds:  Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent served as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended December 31, 2006.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Trustees. The following Trustees serve as members of the Investment Review Committee for the International /Balanced/ Fixed Income Funds:  Ms. Pressler and Messrs. Boyer, Kenny and Vincent. Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/ Fixed Income Funds.

Prior to May 10, 2007, the Investment Review Committee for the International/Balanced/Fixed Income Funds consisted of four (4) Independent Trustees. During the period prior to May 10, 2007, the following Trustees served as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer served as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International Equity/Balanced/Fixed-Income Funds held seven (7) meetings during the fiscal year ended December 31, 2006.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee include, among other things, include:  (1) identifying the scope and format of information to be provided by service providers in connection with contract renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Trustees. The following Trustees serve as members of the Contracts Committee:  Mses. Chadwick and Pressler and Messrs. Boyer, Putnam and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.

Prior to May 10, 2007, the Contracts Committee consisted of six (6) Independent Trustees. The following Trustees served as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and Kenny. During the period prior to May 10, 2007, Ms. Pressler served as Chairperson of the Contracts Committee.

The Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2006.

Compensation of Trustees

A new compensation policy went into effect July 1, 2007. Pursuant to this policy, each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Further, each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings. Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

Each Portfolio pays to each Trustee who is not an interested person of the Portfolio a pro rata share of an annual retainer of $200,000. Each Portfolio also pays a pro rata portion of the following fees: (i) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (ii) Mses. Chadwick and Pressler and Messrs, Earley, Boyer(1) and Kenny, as Chairpersons of Committees of the Board, each receive an additional annual retainer of $40,000, $60,000, $30,000, $50,000 and $30,000, respectively; and (iii) the Trustees’ out-of-pocket expenses for attendance at Board meetings. The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets, computed as a percentage of the average net assets of all the funds managed by ING Investments, or DSL for which the Trustees serve in common as Trustees.

Prior to July 1, 2007, each Trustee was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Independent Trustee was compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer component and a meeting fee component.

Prior to July 1, 2007, each Portfolio paid each Trustee who was not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Earley, Boyer, Kenny, Vincent and Dr. Gitenstein(2), as Chairpersons of committees of the Board, each received an additional annual retainer of $10,000, $15,000, $20,000, $20,000, $10,000, $20,000 and $10,000, respectively. Mr. Patton as Chairperson of the Board, received an additional annual retainer of $30,000);  (ii) $7,000 for each in-person meeting of the Board (Mr. Patton, as Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board received an additional $1,000 for each Committee meeting.); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio was based on each Portfolio’s average net assets as a percentage of the average net assets of all the portfolios managed by ING Investments or DSL, for which the Trustees served in common as Trustees.

The following table sets forth information provided by the Portfolios’ advisers, DSL and ING Investments, regarding compensation of Trustees by each Portfolio (except BlackRock Inflation Protected Bond, FMRSM Equity Income, FMRSM Small Cap Equity, Franklin Mutual Shares and Pioneer Equity Income) and other funds managed by the Advisers and their affiliates for the fiscal year ended December 31, 2006. For BlackRock Inflation Protected Bond, FMRSM Equity Income, FMRSM Small Cap Equity, Franklin Mutual Shares, and Pioneer Equity Income Portfolios, the following table sets forth information provided by the Advisers regarding estimated future compensation of Trustees by the Portfolios and other portfolios managed by the Advisers and their affiliates for the fiscal year ended December 31, 2007. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from a Portfolio or any other funds managed by the investmet advisers or their affiliates.

(1) Mr. Boyer receives an annual retainer of $40,000 for his services as the Chairperson of the Investment Review Committee – International/Balanced/ Fixed Income, and he may receive up to $10,000 for his services as the Chairperson of the Nominating and Governance Committee. The $2,500 retainer payable to Mr. Boyer each quarter for his services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

(2) The Chairperson for the Nominating and Governance Committee was paid on a quarterly basis and only if the Nominating and Governance Committee was active for that quarter. The compensation payable each quarter to the Chairperson was $2,500; if the Nominating and Governance Committee had been active for all four quarters, the Chairperson received the full annual retainer of $10,000.

Compensation Table

The following table describes the compensation received by the Trustees for the calendar year ended December 31, 2006:

	Aggregate Compensations From Fund											Pension or Retirement Benefits	Total Compensation
Name of Person, Position	Alliance- Bernstein Mid Cap Growth	BlackRock Inflation Protected Bond(4)	BlackRock Large Cap Growth	BlackRock Large Cap Value	Capital Guardian U.S. Equities	Disciplined Small Cap Value(5)	EquitiesPlus (5)	Evergreen Health Sciences	Evergreen Omega	FMRSM Diversified Mid Cap	Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(1)	From Registrant and Fund Complex Paid to Trustees(2)(3)

John V. Boyer Trustee	$1496	$1188	$924	$796	$1680	$102	$263	$497	$522	$1974	N/A	N/A	$200,000
Patricia W. Chadwick Trustee	$1053	$849	$692	$587	$1195	$73	$187	$355	$368	$1402	N/A	N/A	$143,000
J. Michael Earley Trustee	$1211	$938	$669	$578	$1323	$79	$201	$97	$418	$1565	N/A	N/A	$158,000
R. Barbara Gitenstein Trustee	$1056	$926	$913	$539	$1330	$76	$195	$338	$383	$1486	N/A	N/A	$156,000
Patrick W. Kenny(6) Trustee	$1310	$1057	$874	$656	$1495	$91	$237	$439	$459	$1749	N/A	N/A	$178,000
Walter H. May(7) Trustee	$1299	$1033	$1208	$279	$1460	$89	$230	$432	$453	$1717	N/A	N/A	$174,000
Thomas J. McInerney(8) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton Trustee(9)	$1545	$1235	$975	$833	$1744	$107	$278	$515	$539	$2051	N/A	N/A	$208,000
Sheryl K. Pressler(6) Trustee	$1317	$920	$1061	$609	$1309	$82	$213	$363	$360	$1457	N/A	N/A	$155,000
David W.C. Putnam Trustee	$1006	$813	$686	$456	$1151	$70	$181	$339	$353	$1344	N/A	N/A	$137,000
John G. Turner(10) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Roger Vincent(6) Trustee	$1561	$1253	$1031	$780	$1775	$106	$276	$521	$546	$2074	N/A	N/A	$211,000
Richard A. Wedemeyer(7) Trustee	$1005	$1847	$4706	$516	$2768	$166	$525	$583	$528	$2605	N/A	N/A	$311,050

	Aggregate Compensation From Fund									Pension or Retirement Benefits	Estimated Annual	Total Compensation From Registrant and
Name of Person, Position	FMRSM Equity Income(4)	FMRSM Large Cap Growth	FMRSM Mid Cap Growth	FMRSM Small Cap Equity(4)	Franklin Income(5)	Franklin Mutual Shares(4)	Global Real Estate	Global Resources	Global Technology	Accrued As Part of Fund Expenses	Benefits Upon Retirement(1)	Fund Complex Paid to Trustees(2)(3)
John V. Boyer Trustee	$238	$1437	$1478	$132	$235	$1486	$175	$1547	$963	N/A	N/A	$200,000
Patricia W. Chadwick Trustee	$170	$1026	$1054	$94	$174	$1062	$128	$1108	$728	N/A	N/A	$143,000
J. Michael Earley Trustee	$188	$1109	$1182	$104	$191	$1174	$142	$1208	$679	N/A	N/A	$158,000
R. Barbara Gitenstein Trustee	$186	$1088	$1219	$103	$178	$1159	$136	$1251	$888	N/A	N/A	$156,000
Patrick W. Kenny(6) Trustee	$212	$1295	$1350	$118	$209	$1322	$156	$1385	$867	N/A	N/A	$178,000
Walter H. May(7) Trustee	$207	$1256	$1285	$115	$205	$1293	$153	$1353	$833	N/A	N/A	$174,000
Thomas J. McInerney(8) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton(9) Trustee	$248	$1513	$1531	$137	$247	$1545	$183	$1612	$1017	N/A	N/A	$208,000
Sheryl K. Pressler(6) Trustee	$185	$1152	$1178	$102	$188	$1152	$138	$1268	$1053	N/A	N/A	$155,000
David W.C. Putnam Trustee	$163	$993	$1068	$90	$159	$1018	$120	$1068	$646	N/A	N/A	$137,000
John G. Turner(10) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Roger Vincent(6) Trustee	$251	$1514	$1603	$139	$241	$1568	$183	$1642	$1025	N/A	N/A	$211,000
Richard A. Wedemeyer(7) Trustee	$371	$2830	$3337	$205	$150	$2311	$183	$2986	$3741	N/A	N/A	$311,050

	Aggregate Compensation From Fund												Total Compensation
Name of Person, Position	International Growth Opportunities	Janus Contrarian	JPMorgan Emerging Markets Equity	JPMorgan Small Cap Core Equity	JPMorgan Value Opportunities	Julius Baer Foreign	Legg Mason Value	Limited Maturity Bond	Liquid Assets	Lord Abbett Affiliated	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(1)	From Registrant and Fund Complex Paid to Trustees(2)(3)

John V. Boyer Trustee	$523	$511	$1443	$1578	$790	$2483	$1493	$1888	$2063	$1568	N/A	N/A	$200,000
Patricia W. Chadwick Trustee	$375	$375	$1037	$1143	$566	$1747	$1043	$1403	$1420	$1167	N/A	N/A	$143,000
J. Michael Earley Trustee	$410	$410	$1163	$1199	$627	$2081	$1245	$1387	$1681	$1136	N/A	N/A	$158,000
R. Barbara Gitenstein Trustee	$448	$448	$1222	$1086	$618	$1820	$1064	$1798	$1611	$1319	N/A	N/A	$156,000
Patrick W. Kenny(6) Trustee	$480	$480	$1330	$1328	$703	$2215	$1325	$1718	$1860	$1364	N/A	N/A	$178,000
Walter H. May(7) Trustee	$457	$457	$1264	$1356	$688	$2171	$1303	$1640	$1806	$1351	N/A	N/A	$174,000
Thomas J. McInerney(8) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton(9) Trustee	$545	$545	$1501	$1645	$823	$2569	$1541	$1987	$2137	$1649	N/A	N/A	$208,000
Sheryl K. Pressler(6) Trustee	$445	$445	$1189	$1129	$612	$1620	$942	$1999	$1493	$1487	N/A	N/A	$155,000
David W.C. Putnam Trustee	$378	$378	$1060	$959	$541	$1742	$1038	$1310	$1470	$996	N/A	N/A	$137,000
John G. Turner(10) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Roger Vincent(6) Trustee	$569	$569	$1575	$1578	$833	$2622	$1571	$2028	$2207	$1616	N/A	N/A	$211,000
Richard A. Wedemeyer(7) Trustee	$1424	$1424	$3405	$779	$1172	$1262	$717	$6661	$2627	$3617	N/A	N/A	$311,050

											Total
	Aggregate Compensation From Fund								Pension or Retirement Benefits	Estimated	Compensation From Registrant and
Name of Person, Position	Marsico Growth	Marsico International Opportunities	MFS Total Return	MFS Utilities	Oppenheimer Main Street®	PIMCO Core Bond	PIMCO High Yield	Pioneer Equity Income(4)	Accrued As Part of Fund Expenses	Annual Benefits Upon Retirement(1)	Fund Complex Paid to Trustees(2)(3)
John V. Boyer Trustee	$1824	$833	$5111	$599	$1619	$3022	$2324	$132	N/A	N/A	$200,000
Patricia W. Chadwick Trustee	$1265	$602	$3671	$431	$1157	$2129	$1665	$94	N/A	N/A	$143,000
J. Michael Earley Trustee	$1512	$658	$3961	$479	$1269	$2451	$1817	$104	N/A	N/A	$158,000
R. Barbara Gitenstein Trustee	$1363	$646	$4227	$468	$1299	$2128	$1864	$103	N/A	N/A	$156,000
Patrick W. Kenny(6) Trustee	$1643	$743	$4600	$533	$1447	$2638	$2077	$118	N/A	N/A	$178,000
Walter H. May(7) Trustee	$1594	$725	$4448	$521	$1408	$2626	$2022	$115	N/A	N/A	$174,000
Thomas J. McInerney(8) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton(9) Trustee	$1879	$868	$5324	$623	$1683	$3130	$2420	$137	N/A	N/A	$208,000
Sheryl K. Pressler(6) Trustee	$1206	$649	$4338	$465	$1294	$1979	$1877	$102	N/A	N/A	$155,000
David W.C. Putnam Trustee	$1301	$573	$3551	$409	$1116	$2017	$1598	$90	N/A	N/A	$137,000
John G. Turner(10) Trustee	N/A	N/A	NA	N/A	N/A	NA	N/A	N/A	N/A	N/A	N/A
Roger Vincent(6) Trustee	$1952	$880	$5454	$628	$1718	$3129	$2462	$139	N/A	N/A	$211,000
Richard A. Wedemeyer(7) Trustee	$2011	$1360	$11659	$764	$3028	$1334	$4339	$205	N/A	N/A	$311,050

	Aggregate Compensation From Fund										Pension or		Total Compensation From Registrant
Name of Person, Position	Pioneer Fund	Pioneer Mid Cap Value	Stock Index	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income	Templeton Global Growth	UBS U.S. Allocation	Van Kampen Capital Growth	Van Kampen Global Franchise	Van Kampen Growth And Income	Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(1)	and Fund Complex Paid to Trustees(2)(3)

John V. Boyer Trustee	$761	$1765	$1076	$6744	$2980	$1575	$531	$288	$988	$2480	N/A	N/A	$200,000
Patricia W. Chadwick Trustee	$572	$1246	$766	$4746	$2093	$1152	$390	$204	$712	$1749	N/A	N/A	$143,000
J. Michael Earley Trustee	$549	$1420	$856	$5459	$2419	$1197	$396	$229	$775	$1992	N/A	N/A	$158,000
R. Barbara Gitenstein Trustee	$826	$1279	$815	$4715	$2071	$1413	$513	$217	$780	$1797	N/A	N/A	$156,000
Patrick W. Kenny(6) Trustee	$718	$1550	$954	$5894	$2599	$1441	$491	$255	$863	$2178	N/A	N/A	$178,000
Walter H. May(7) Trustee	$665	$1534	$936	$5859	$2588	$1373	$463	$250	$860	$2156	N/A	N/A	$174,000
Thomas J. McInerney(8) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton(9) Trustee	$804	$1827	$1117	$6879	$3080	$1649	$557	$298	$1030	$2570	N/A	N/A	$208,000
Sheryl K. Pressler(6) Trustee	$948	$1204	$796	$4381	$1894	$1513	$556	$211	$789	$170	N/A	N/A	$155,000
David W.C. Putnam Trustee	$563	$1189	$734	$4513	$1990	$1117	$382	$196	$679	$1669	N/A	N/A	$137,000
John G. Turner(10) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Roger Vincent(6) Trustee	$848	$1840	$1132	$7000	$3089	$1703	$580	$303	$1046	$2585	N/A	N/A	$211,000
Richard A. Wedemeyer(7) Trustee	$3911	$1453	$1433	$3643	$1321	$4926	$2028	$372	$1806	$2046	N/A	N/A	$311,050

	Aggregate Compensation From Fund						Total Compensation

Name of Person, Position

Van Kampen Real Estate

VP Index Plus International Equity

Wells Fargo Disciplined Value

Wells Fargo Small Cap Disciplined

Pension or Retirement Benefits Accrued As Part of Fund Expenses

Estimated Annual Benefits Upon Retirement(1)

From Registrant and Fund Complex Paid to Trustees(2)(3)

John V. Boyer Trustee	$2580	$646	$741	$317	N/A	N/A	$200,000
Patricia W. Chadwick Trustee	$1817	$478	$524	$230	N/A	N/A	$143,000
J. Michael Earley Trustee	$2102	$509	$591	$249	N/A	N/A	$158,000
R. Barbara Gitenstein Trustee	$1786	$490	$556	$239	N/A	N/A	$156,000
Patrick W. Kenny(6) Trustee	$2248	$579	$655	$284	N/A	N/A	$178,000
Walter H. May(7) Trustee	$2241	$565	$644	$277	N/A	N/A	$174,000
Thomas J. McInerney(8) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jock Patton(9) Trustee	$2668	$679	$768	$333	N/A	N/A	$208,000
Sheryl K. Pressler(6) Trustee	$1635	$517	$534	$254	N/A	N/A	$155,000
David W.C. Putnam Trustee	$1720	$446	$502	$218	N/A	N/A	$137,000
John G. Turner(10) Trustee	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Roger Vincent(6) Trustee	$2669	$680	$778	$333	N/A	N/A	$211,000
Richard A. Wedemeyer(7) Trustee	$892	$1018	$866	$506	N/A	N/A	$311,050

(1)

The Portfolios have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(2)	Trustee compensation includes compensation paid by funds that are not discussed in the Prospectuses or SAI.

(3)	Represents compensation from 176 Portfolios (total in the complex as of December 31, 2006).

(4)

ING FMRSM Equity Income, FMRSM Small Cap Equity and Pioneer Equity Income Portfolios had not commenced operations as of December 31, 2006, therefore the Portfolios did not pay any compensation to any Trustees during the fiscal year ended December 31, 2006. ING BlackRock Inflation Protected Bond and ING Franklin Mutual shares Portfolios commenced operations on April 30, 2007, therefore the Portfolios did not pay any compensation to any Trustees during fiscal year ended December 31, 2006. The compensation presented for these portfolios is estimated for the fiscal year ended December 31, 2007.

(5)	ING Disciplined Small Cap Value, ING EquitiesPlus and ING Franklin Income Portfolios commenced operations on April 28, 2006.

(6)	During the fiscal year ended December 31, 2006, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $44,500, $55,000 and $52,750 of their compensation, respectively, from the Fund Complex.

(7)	Mr. May retired as Trustee January 11, 2007 and Mr. Wedemeyer retired as Trustee May 25, 2006.

(8)	Mr. McInerney resigned from the Board effective April 28, 2006.

(9)	Retired from the Board effective June 30, 2007.

(10)

“Interested person,” as defined in the 1940 Act, of the Trust because of the affiliation with ING Groep, N.V., the parent corporation of the Advisers and Distributor to the Trust. Officers and Trustees who are interested persons do not receive any compensation from the Portfolios.

Independent Trustee Ownership of Securities

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Trust’s Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2006.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
John V. Boyer	N/A	N/A	N/A	$0	N/A
Patricia W. Chadwick	N/A	N/A	N/A	$0	N/A
J. Michael Earley	N/A	N/A	N/A	$0	N/A
R. Barbara Gitenstein	N/A	N/A	N/A	$0	N/A
Patrick W. Kenny	N/A	N/A	N/A	$0	N/A
Walter May(1)	N/A	N/A	N/A	$0	N/A
Sheryl K. Pressler	N/A	N/A	N/A	$0	N/A
Jock Patton(2)	N/A	N/A	N/A	$0	N/A
David W.C. Putnam	N/A	N/A	N/A	$0	N/A
Roger B. Vincent	N/A	N/A	N/A	$0	N/A

(1)	Retired from the Board effective January 11, 2007.

(2)	Retired from the Board effective June 30, 2007.

Control Persons and Principal Shareholders

Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (“VA Contracts”) and variable life insurance contracts (“VLI Contracts”), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies. As of [July 2], 2007, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Portfolios addressed herein, except as set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.

As of July 5, 2007, Service 2 Class shares of Stock Index Portfolio had not commenced operations and FMRSM Equity Income and FMRSM Small Cap Equity Portfolios had not commenced operations, therefore no Variable Contract owner owned a Variable Contract that entitled the owner to give voting instructions with regard to 5% or more of the Service 2 Class shares of Stock Index Portfolio or shares of FMRSM Equity Income and FMRSM Small Cap Equity Portfolios.

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING BlackRock Large Cap Growth	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-001	Service 2 Class	9%	0.22%
ING BlackRock Large Cap Growth	ING Life Insurance and Annuity Company ATTN: Valuation Unit - TN41 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	18%	0.41%
ING BlackRock Large Cap Growth	Reliastar Life Insurance Co FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	67%	1%
ING BlackRock Large Cap Growth	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	94%	32%
ING BlackRock Large Cap Growth	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class I	90%	55%
ING BlackRock Large Cap Growth	Reliastar Life Insurance Co FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-001	Class I	8%	5%
ING BlackRock Large Cap Growth	ING National Trust 151 Farmington Ave., #41 Hartford, CT 06156-001	ADV Class	93%	1%
ING BlackRock Large Cap Growth	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TS31 151 Farmington Ave Hartford, CT 06156-001	ADV Class	6.4%	0.08%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING JP Morgan SmallCap Core Equity	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	12%
NG JP Morgan SmallCap Core Equity	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	95%	56%
ING JP Morgan SmallCap Core Equity	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	30%	8.5%
ING JP Morgan SmallCap Core Equity	Reliastar Life Insurance Co FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	63%	17%
ING JP Morgan SmallCap Core Equity	ING National Trust 151 Farmington AVE #41 Hartford, CT 06156-00	ADV Class	89%	0.6%
ING JP Morgan SmallCap Core Equity	ING Life Insurance and Annuity Company ATTN: Valuation Unit - TS31 151 Farmington Ave Hartford, CT 06156-001	ADV Class	8.5%	0.05%
ING Black Rock Large Cap Value	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	2%
ING Black Rock Large Cap Value	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	97%	41%
ING Black Rock Large Cap Value	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	23%	12%
ING Black Rock Large Cap Value	Reliastar Life Insurance Co FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	14%	8%
ING Black Rock Large Cap Value	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	8%	4%
ING Black Rock Large Cap Value	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	18%	10%
ING Black Rock Large Cap Value	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	11%	19%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Black Rock Large Cap Value	ING Solution 2045 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	6%	10%
ING Black Rock Large Cap Value	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	97%	0%
ING Van Kampen Capital Growth	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	13%
ING Van Kampen Capital Growth	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	98%	54%
ING Van Kampen Capital Growth	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	28%	8%
ING Van Kampen Capital Growth	Reliastar Life Insurance Co FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	72%	23%
ING Van Kampen Capital Growth	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	98%	0%
ING Van Kampen Global Franchise	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	20%
ING Van Kampen Global Franchise	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	100%	79%
ING Van Kampen Global Franchise	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Class I	97%	0%
ING Van Kampen Global Franchise	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	97%	0%
ING Julius Baer Foreign	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	89%	3%
ING Julius Baer Foreign	Reliastar Life Insurance Co FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Service 2 Class	10%	0.4%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Julius Baer Foreign	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	87%	38%
ING Julius Baer Foreign	ING Life Insurance and Annuity Company ATTN Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class S	11%	5%
ING Julius Baer Foreign	ING Lifestyle Moderate Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	7%	3%
ING Julius Baer Foreign	ING Lifestyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	24%	13%
ING Julius Baer Foreign	ING Lifestyle Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	35%	18%
ING Julius Baer Foreign	ING Lifestyle Aggressive Growth ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	18%	9%
ING Julius Baer Foreign	ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-001	ADV Class	85%	0.22%
ING Julius Baer Foreign	ING Life Insurance and Annuity Company ATTN Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	ADV Class	15%	0.03%
ING PIMCO High Yield	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	98%	0%
ING PIMCO High Yield	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	95%	90%
ING PIMCO High Yield	ING Lifestyle Moderate Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	30%	2%
ING PIMCO High Yield	ING Lifestyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	98%	4%
ING PIMCO High Yield	ING Life Insurance and Annuity Company ATTN Valuation Unit – TS31 151 Farmington Ave Hartford, CT 06156-001	ADV Class	100%	0%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Van Kampen Growth and Income	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	8%
ING Van Kampen Growth and Income	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	91%	82%
ING Van Kampen Growth and Income	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class I	17%	0.22%
ING Van Kampen Growth and Income	ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-001	Class I	83%	1%
ING Van Kampen Growth and Income	ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-001	ADV Class	82%	0.6%
ING Van Kampen Growth and Income	ING Life Insurance and Annuity Company ATTN Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	ADV Class	13%	0.1%
ING Van Kampen Growth and Income	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	ADV Class	5%	0.03%
ING Wells Fargo Disciplined Value	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	2%
ING Wells Fargo Disciplined Value	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	97%	95%
ING Wells Fargo Disciplined Value	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Class I	97%	0%
ING Wells Fargo Disciplined Value	ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-001	ADV Class	91%	0.2%
ING Wells Fargo Disciplined Value	ING Life Insurance and Annuity Company ATTN Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	ADV Class	9.2%	0%

ING Evergreen Health Sciences	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	99%	0%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Evergreen Health Sciences	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	94%	92%
ING Evergreen Health Sciences	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	58%	1%
ING Evergreen Health Sciences	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	42%	1%
ING Evergreen Health Sciences	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	100%	0%
ING Evergreen Omega	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	1%
ING Evergreen Omega	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	99%	4%
ING Evergreen Omega	ING Life Insurance and Annuity Company ATTN Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class I	7%	7%
ING Evergreen Omega	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-002	Class I	21%	19%
ING Evergreen Omega	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	71%	67%
ING Evergreen Omega	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-00	ADV Class	99%	0%
ING Pioneer	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-00	Service 2 Class	98%	0%
ING Pioneer	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-14780	Class S	100%	75%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Pioneer	ING Life Insurance and Annuity Company ATTN Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class I	91%	22%
ING Pioneer	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	98%	0%
ING Pioneer MidCap Value	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	98%	0%
ING Pioneer MidCap Value	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	99%	74%
ING Pioneer MidCap Value	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	9%	2%
ING Pioneer MidCap Value	ING Lifestyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	21%	5%
ING Pioneer MidCap Value	ING Lifestyle Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	42%	11%
ING Pioneer MidCap Value	ING Lifestyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	17%	4%
ING Pioneer MidCap Value	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	98%	0%
ING FMR LargeCap Growth	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	100%	100%
ING FMR LargeCap Growth	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TS31 151 Farmington Ave Hartford, CT 06156-001	ADV Class	100%	0%
ING FMR LargeCap Growth	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	98%	0%
ING FMR LargeCap Growth	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class I	18%	18%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING FMR LargeCap Growth	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	21%	21%
ING FMR LargeCap Growth	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	58%	58%
ING JP Morgan Value Opportunity	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	0.5%
ING JP Morgan Value Opportunity	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	87%	18%
ING JP Morgan Value Opportunity	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class S	10%	2%
ING JP Morgan Value Opportunity	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class I	13%	10%
ING JP Morgan Value Opportunity	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	21%	16%
ING JP Morgan Value Opportunity	ING Lifestyle Moderate Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	8%	6%
ING JP Morgan Value Opportunity	ING Lifestyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	18%	14%
ING JP Morgan Value Opportunity	ING Lifestyle Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-203	Class I	23%	18%
ING JP Morgan Value Opportunity	ING Lifestyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	13%	11%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING JP Morgan Value Opportunity	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	ADV Class	100%	0%
ING Marisco International Opportunities	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	97%	0%
ING Marisco International Opportunities	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	79%	46%
ING Marisco International Opportunities	ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-001	Class S	5%	3%
ING Marisco International Opportunities	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class S	13%	8%
ING Marisco International Opportunities	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	14%	5%
ING Marisco International Opportunities	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	45%	17%
ING Marisco International Opportunities	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	6%	2%
ING Marisco International Opportunities	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	13%	5%
ING Marisco International Opportunities	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	13%	5%
ING Marisco International Opportunities	ING Solution 2045 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	9%	3%
ING Marisco International Opportunities	Reliaster Life Insurance Company FBO Select Life NY RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	ADV Class	5%	0.20%
ING Marisco International Opportunities	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	ADV Class	94%	4%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING MFS Utilities	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	99%	0%
ING MFS Utilities	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	84%	82%
ING MFS Utilities	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class S	9%	9%
ING MFS Utilities	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class I	16%	0.3%
ING MFS Utilities	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	84%	2%
ING MFS Utilities	ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-001	ADV Class	98%	0.14%
ING VP Index Plus International Equity	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	99%	0%
ING VP Index Plus International Equity	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	33%	7%
ING VP Index Plus International Equity	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class S	18%	4%
ING VP Index Plus International Equity	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class S	35%	8%
ING VP Index Plus International Equity	Reliastar Life Insurance/ Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class S	13%	3%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING VP Index Plus International Equity	ING Lifestyle Moderate Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	7%	5%
ING VP Index Plus International Equity	ING Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	15%	12%
ING VP Index Plus International Equity	ING Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	34%	26%
ING VP Index Plus International Equity	ING Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	16%	12%
ING VP Index Plus International Equity	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	8%	6%
ING VP Index Plus International Equity	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	8%	6%
ING VP Index Plus International Equity	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	0.2%
ING WF Small Cap Disciplined	ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-00	Service 2 Class	48%	0.13%
ING WF Small Cap Disciplined	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Service 2 Class	52%	0.15%
ING WF Small Cap Disciplined	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	38%	11%
ING WF Small Cap Disciplined	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class S	7%	2%
ING WF Small Cap Disciplined	Security Life Insurance of Denver A Vul RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class S	41%	12%
ING WF Small Cap Disciplined	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class S	12%	4%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING WF Small Cap Disciplined	Reliastar Life Insurance Company FBO SVUL l ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	8%	6%
ING WF Small Cap Disciplined	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	20%	14%
ING WF Small Cap Disciplined	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	52%	36%
ING WF Small Cap Disciplined	ING LifeStyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	20%	14%
ING WF Small Cap Disciplined	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	ADV Class	100%	0.40%
ING Global Real Estate	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	1%
ING Global Real Estate	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	95%	55%
ING Global Real Estate	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	26%	11%
ING Global Real Estate	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	34%	14%
ING Global Real Estate	ING LifeStyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	20%	8%
ING Global Real Estate	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	6%	3%
ING Global Real Estate	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	5%	2%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Global Real Estate	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	98%	0%
ING Equities Plus	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	0%
ING Equities Plus	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	100%	100%
ING Equities Plus	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Class I	98%	0%
ING Equities Plus	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	98%	0%
ING Franklin Income	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	98%	0%
ING Franklin Income	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	92%	60%
ING Franklin Income	Reliastar Life Ins. Company of New York 151 Farmington Ave TN41 Hartford, CT 06156-001	Class S	6%	4%
ING Franklin Income	Reliastar Life Ins. Company of New York 151 Farmington Ave TN41 Hartford, CT 06156-001	Class I	28%	3%
ING Franklin Income	NG Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-001	Class I	19%	2%
ING Franklin Income	ING Franklin Templeton Founding Strategy Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	53%	6%
ING Franklin Income	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Service 2 Class	100%	2%
ING Franklin Mutual Shares	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	ADV Class	98%	0%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Franklin Mutual Shares	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	Class S	57%	8%
ING Franklin Mutual Shares	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-001	Class S	42%	6%
ING Franklin Mutual Shares	ING Franklin Templeton Founding Strategy Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	100%	6%
ING Disciplined SmallCap Value	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	6%	6%
ING Disciplined SmallCap Value	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	14%	14%
ING Disciplined SmallCap Value	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	57%	57%
ING Disciplined SmallCap Value	ING LifeStyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	Class I	22%	22%
ING Pioneer Equity Income	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-00	ADV Class	97%	0.1%
ING Pioneer Equity Income	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-00	Class S	98%	0.1%
ING Pioneer Equity Income	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-00	Class I	6%	6%
ING Pioneer Equity Income	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-00	Class I	94%	94%
ING BlackRock Inflation Proteced Bond	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-00	ADV Class	98%	0%
ING BlackRock Inflation Proteced Bond	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-00	Class S	98%	0%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING BlackRock Inflation Proteced Bond	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	34%	34%
ING BlackRock Inflation Proteced Bond	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	30%	30%
ING BlackRock Inflation Proteced Bond	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	20%	20%
ING BlackRock Inflation Proteced Bond	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	12%	12%
ING Lord Abbett Affiliated	ING USA Annuity and Life Insurance 1475 Dundwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	2%
ING Lord Abbett Affiliated	ING USA Annuity and Life Insurance 1475 Dundwoody Drive Westchester, PA 19380-1478	Class S	97%	83%
ING Lord Abbett Affiliated	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-0001	Class I	8%	1%
ING Lord Abbett Affiliated	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	Class I	30%	4%
ING Lord Abbett Affiliated	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	28%	3%
ING Lord Abbett Affiliated	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	31%	4%
ING Lord Abbett Affiliated	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	97%	0%
ING Capital Guardian U.S. Equities	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	2%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Capital Guardian U.S. Equities	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	97%
ING Capital Guardian U.S. Equities	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class I	97%	0%
ING Capital Guardian U.S. Equities	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	97%	0%
ING Janus Contrarian	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	5%
ING Janus Contrarian	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	93%
ING Janus Contrarian	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class I	97%	0%
ING Janus Contrarian	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	98%	0%
ING UBS U.S. Allocation	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	5%
ING UBS U.S. Allocation	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	93%	88%
ING UBS U.S. Allocation	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-0001	Class S	6%	6%
ING UBS U.S. Allocation	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class I	97%	0%
ING UBS U.S. Allocation	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	97%	0%
ING Legg Mason Value	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	3%
ING Legg Mason Value	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	93%	42%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Legg Mason Value	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-0001	Class S	5%	2%
ING Legg Mason Value	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TS31 151 Farmington Ave Hartford, CT 06156-0001	Class I	6%	3%
ING Legg Mason Value	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	7%	4%
ING Legg Mason Value	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	21%	11%
ING Legg Mason Value	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	35%	17%
ING Legg Mason Value	ING LifeStyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	16%	8%
ING Legg Mason Value	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	96%	1%
ING International Growth Opportunities	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	6%
ING International Growth Opportunities	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	93%
ING International Growth Opportunities	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class I	97%	0%
ING International Growth Opportunities	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	97%	0%
ING Global Technology	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	8%
ING Global Technology	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	91%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Global Technology	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class I	98%	0%
ING Global Technology	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	98%	0%
ING FMRSM Diversified Mid Cap	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	84%	4%
ING FMRSM Diversified Mid Cap	ING National Trust 1475 Dunwoody Drive #41 Westchester, PA 19380-1478	Class S	15%	1%
ING FMRSM Diversified Mid Cap	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	96%	84%
ING FMRSM Diversified Mid Cap	Reliastar Life Insurance Co. of New York 151 Farmington Avenue TN41 Hartford, CT 06156-0001	Class I	19%	1%
ING FMRSM Diversified Mid Cap	ING Life Insurance and Annuity Company ATTN Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-0001	Class I	45%	3%
ING FMRSM Diversified Mid Cap	Security Life Insurance Of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	25%	2%
ING FMRSM Diversified Mid Cap	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	72%	1%
ING FMRSM Diversified Mid Cap	Reliastar Life Insurance Co. FBO SVUL I ATTN Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	ADV Class	28%	0%
ING Templeton Global Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	2%
ING Templeton Global Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	98%	91%
ING Templeton Global Growth	ING Franklin Templeton Founding Strategy Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	99%	5%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Templeton Global Growth	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	98%	0%
ING FMRSM Mid Cap Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	4%
ING FMRSM Mid Cap Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	94%
ING FMRSM Mid Cap Growth	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	63%	1%
ING FMRSM Mid Cap Growth	Reliastar Life Insurance Co. FBO SVUL I ATTN Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	36%	0%
ING FMRSM Mid Cap Growth	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	98%	0%
ING MFS Total Return	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	97%	4%
ING MFS Total Return	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	95%	83%
ING MFS Total Return	ING Life Insurance and Annuity Company ATTN: Valuation Unit TN41 151 Farmington Ave Hartford, CT 06156-0001	Class I	87%	8%
ING MFS Total Return	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	6%	1%
ING MFS Total Return	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	85%	0%
ING MFS Total Return	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TS31 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	15%	0%
ING AllianceBernstein Mid Cap Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	96%	3%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING AllianceBernstein Mid Cap Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	96%	70%
ING AllianceBernstein Mid Cap Growth	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	Class I	5%	1%
ING AllianceBernstein Mid Cap Growth	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	8%	2%
ING AllianceBernstein Mid Cap Growth	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	18%	4%
ING AllianceBernstein Mid Cap Growth	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	48%	11%
ING AllianceBernstein Mid Cap Growth	ING LifeStyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	19%	4%
ING AllianceBernstein Mid Cap Growth	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	97%	0%
ING Marsico Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	3%
ING Marsico Growth	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	96%	82%
ING Marsico Growth	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	8%	1%
ING Marsico Growth	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	6%	1%
ING Marsico Growth	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	12%	1%
ING Marsico Growth	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	29%	3%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Marsico Growth	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	26%	3%
ING Marsico Growth	ING Solution 2045 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	15%	2%
ING Marsico Growth	ING National Trust 151 Farmington Ave. #41 Hartford, CT 06156-0001	ADV Class	66%	1%
ING Marsico Growth	ING Life Insurance and Annuity Company ATTN: Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	34%	1%
ING Oppenheimer Main Street	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	1%
ING Oppenheimer Main Street	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	95%	93%
ING Oppenheimer Main Street	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class I	9%	0%
ING Oppenheimer Main Street	ING Life Insurance and Annuity Company ATTN: Valuation Unit TN41 151 Farmington Ave Hartford, CT 06156-0001	Class I	63%	0%
ING Oppenheimer Main Street	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	15%	0%
ING Oppenheimer Main Street	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	13%	0%
ING Oppenheimer Main Street	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	97%	0%
ING PIMCO Core Bond	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	3%
ING PIMCO Core Bond	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	99%	44%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING PIMCO Core Bond	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	23%	12%
ING PIMCO Core Bond	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	47%	24%
ING PIMCO Core Bond	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	30%	16%
ING PIMCO Core Bond	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	97%	0%
ING JPMorgan Emerging Markets Equity	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	4%
ING JPMorgan Emerging Markets Equity	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	90%	62%
ING JPMorgan Emerging Markets Equity	ING Life Insurance and Annuity Company ATTN: Valuation Unit TN41 151 Farmington Ave Hartford, CT 06156-0001	Class S	7%	5%
ING JPMorgan Emerging Markets Equity	ING Life Insurance and Annuity Company ACES Separate Acct. B 151 Farmington Ave – RSMA Hartford, CT 06156-0001	Class I	16%	4%
ING JPMorgan Emerging Markets Equity	Kemper Investors Life Insurance Co. Variable Annuity Separate Acct. ATTN: Karen Porten 2500 Westfield Drive Elgin, Illinois 60123	Class I	5%	1%
ING JPMorgan Emerging Markets Equity	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	13%	4%
ING JPMorgan Emerging Markets Equity	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	10%	3%
ING JPMorgan Emerging Markets Equity	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	26%	7%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING JPMorgan Emerging Markets Equity	ING LifeStyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	10%	3%
ING JPMorgan Emerging Markets Equity	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	7%	2%
ING JPMorgan Emerging Markets Equity	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	84%	0%
ING JPMorgan Emerging Markets Equity	ING Life Insurance and Annuity Company ATTN: Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	16%	0%
ING Stock Index	ING Life Insurance and Annuity Company ATTN: Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	Class I	10%	10%
ING Stock Index	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	57%	57%
ING Stock Index	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	29%	29%
ING Stock Index	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	Class S	99%	0%
ING Liquid Assets	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	59%	2%
ING Liquid Assets	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	Service 2 Class	41%	1%
ING Liquid Assets	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	95%	78%
ING Liquid Assets	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	46%	7%
ING Liquid Assets	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	35%	5%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Liquid Assets	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	13%	2%
ING Limited Maturity Bond	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Service 2 Class	97%	0%
ING Limited Maturity Bond	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	76%	30%
ING Limited Maturity Bond	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class S	10%	4%
ING Limited Maturity Bond	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class S	10%	4%
ING Limited Maturity Bond	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	23%	14%
ING Limited Maturity Bond	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	26%	16%
ING Limited Maturity Bond	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	26%	15%
ING Limited Maturity Bond	ING Solution Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	5%	3%
ING Limited Maturity Bond	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	8%	5%
ING Limited Maturity Bond	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	11%	7%
ING Limited Maturity Bond	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class I	97%	0%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING T. Rowe Price Capital Appreciation	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	98%	3%
ING T. Rowe Price Capital Appreciation	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	90%	81%
ING T. Rowe Price Capital Appreciation	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class S	8%	7%
ING T. Rowe Price Capital Appreciation	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	Class I	9%	0%
ING T. Rowe Price Capital Appreciation	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	45%	2%
ING T. Rowe Price Capital Appreciation	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	39%	1%
ING T. Rowe Price Capital Appreciation	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	70%	2%
ING T. Rowe Price Capital Appreciation	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	22%	1%
ING T. Rowe Price Capital Appreciation	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	ADV Class	6%	0%
ING Global Resources	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	4%
ING Global Resources	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	80%	74%
ING Global Resources	ING Life Insurance and Annuity Company 151 Farmington Ave Hartford, CT 06156-0001	Class I	15%	14%
ING Global Resources	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	52%	2%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Global Resources	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	48%	2%
ING Global Resources	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	99%	0%
ING Van Kampen Real Estate	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	99%	3%
ING Van Kampen Real Estate	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	94%	71%
ING Van Kampen Real Estate	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-0001	Class S	6%	4%
ING Van Kampen Real Estate	ING LifeStyle Moderate Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	9%	2%
ING Van Kampen Real Estate	ING LifeStyle Moderate Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	21%	4%
ING Van Kampen Real Estate	ING LifeStyle Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	42%	9%
ING Van Kampen Real Estate	ING LifeStyle Aggressive Growth Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	19%	4%
ING Van Kampen Real Estate	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	60%	0%
ING Van Kampen Real Estate	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	ADV Class	40%	0%
ING T. Rowe Price Equity Income	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Service 2 Class	54%	3%
ING T. Rowe Price Equity Income	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	Service 2 Class	46%	2%

Portfolio	Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING T. Rowe Price Equity Income	ING USA Annuity Life Insurance Company 1475 Dunwoody Drive Westchester, PA 19380-1478	Class S	82%	70%
ING T. Rowe Price Equity Income	ING Life Insurance and Annuity Company ATTN: Valuation Unit – TN41 151 Farmington Ave Hartford, CT 06156-0001	Class S	15%	13%
ING T. Rowe Price Equity Income	Security Life Insurance of Denver Route 5106 P.O. Box 20 Minneapolis, MN 55440-0020	Class I	23%	2%
ING T. Rowe Price Equity Income	Reliastar Life Insurance Co. FBO SVUL I ATTN: Jill Barth Conveyor TN41 151 Farmington Avenue Hartford, CT 06156-0001	Class I	12%	1%
ING T. Rowe Price Equity Income	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	13%	1%
ING T. Rowe Price Equity Income	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	19%	1%
ING T. Rowe Price Equity Income	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	20%	1%
ING T. Rowe Price Equity Income	ING Solution 2045 Portfolio ATTN: Carneen Stokes 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258	Class I	11%	1%
ING T. Rowe Price Equity Income	ING National Trust 151 Farmington Avenue #41 Hartford, CT 06156-0001	ADV Class	51%	1%
ING T. Rowe Price Equity Income	ING Life Insurance and Annuity Company ATTN: Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	ADV Class	44%	1%

ADVISERS

DSL and ING Investments serve as the advisers to the Portfolios pursuant to two management agreements between DSL and the Trust and one management agreement between ING Investments and the Trust (“Advisory Agreements”). DSL and ING Investments are registered with the SEC as advisers and serve as advisers to registered investment companies. On December 31, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to certain Portfolios, was reorganized into a limited liability company and transferred so that it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL. Regarding ING Investments, on February 26, 2001, its name changed from “ING Pilgrim Investments, Inc.” to “ING Pilgrim Investments, LLC.”  On March 1, 2002, the name was changed from “ING Pilgrim Investments, LLC,” to “ING Investments, LLC.”  Three Sub-Advisers of the Trust, ING Clarion Real Estate Securities, L.P., ING Investment Management Advisors, B.V. and ING Investment Management Co., are affiliates of the Advisers through their common ownership by ING Groep. ING Investments serves as the Adviser for EquitiesPlus, Global Real Estate, Disciplined Small Cap Value and VP Index Plus International Equity Portfolios. DSL serves as the Adviser for all other Portfolios.

In addition, DSL has entered into an Administrative Services Sub-Contract (the “Sub-Contract”) with one of its affiliates, ING Funds Services, LLC (“ING Funds Services”), effective January 2, 2003, for all of the Portfolios except BlackRock Inflation Protected Bond, Disciplined Small Cap Value, EquitiesPlus, FMRSM Equity Income, FMRSM Large Cap Growth, FMRSM Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Equity Income, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios. ING Funds Services is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSL under the Advisory Agreements to the Trust on DSL’s behalf. Under the Sub-Contract, ING Funds Services is compensated by DSL a portion of the unified fee for the services performed by ING Funds Services under the Sub-Contract. The Trust has entered into an Administration Agreement with ING Funds Services directly on behalf of BlackRock Inflation Protected Bond, Disciplined Small Cap Value, EquitiesPlus, FMRSM Equity Income, FMRSM Large Cap Growth, FMRSM Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Equity Income, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios. Please see the “Administration” section of this SAI for an explanation of ING Funds Services’ responsibilities regarding BlackRock Inflation Protected Bond, Disciplined Small Cap Value, EquitiesPlus, FMRSM Equity Income, FMRSM Large Cap Growth, FMRSM Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Equity Income, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios.

The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as investment options for Variable Contracts issued by ING USA. DSL is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company (“Golden American”) and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance & Annuity Company and USG Annuity & Life Company to form ING USA. Golden American was a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.

Pursuant to the Advisory Agreements, and subject to the direction of the Board, the Advisers are responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Sub-Advisers. These services include, but are not limited to, (i) coordinating for all Portfolios, at the Advisers’ expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Sub-Advisers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio’s portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Advisers’ expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Advisers of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Advisers of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Advisers’ expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Advisory Agreements. Other responsibilities of the Advisers’ are described in the Prospectuses.

The Trust and the Advisers have received an exemptive order from the SEC that allows the Advisers to enter into new investment sub-advisory contracts (“Sub-Advisory Agreements”) and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval for all Portfolios except AllianceBernstein Mid Cap Growth, BlackRock Inflation Protected Bond, BlackRock Large Cap Growth, BlackRock Large Cap Value, Capital Guardian U.S. Equities, FMR SM Mid Cap Growth, Franklin Mutual Shares, Global Real Estate, Global Resources, Global Technology, International Growth Opportunities, Janus Contrarian, PIMCO Core Bond, Pioneer Equity Income, T. Rowe Price Capital Appreciation, Templeton Global Growth, Van Kampen Global Franchise, Van Kampen Real Estate and Wells Fargo Disciplined Value Portfolios. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. The Advisers remain responsible for providing general management services to each of their Portfolios, including overall supervisory responsibility for the general management and investment of each of their Portfolio’s assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio’s assets; (iii) when appropriate, allocate and reallocate a Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio’s investment objectives, policies and restrictions.

The Advisers shall make their officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

Pursuant to the Advisory Agreements, the Advisers are authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio’s assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Sub-Adviser is engaged to manage the assets of such Portfolio.

The Advisory Agreements continue in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board, and (ii) a majority of the Trustees who are not parties to such Advisory Agreements or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement, between DSI and the Trust, dated October 24, 1997, as amended May 24, 2002 and further amended and restated January 1, 2007, was last renewed by a majority of the Independent Trustees on November 9, 2006, and was approved by a majority of the shareholders of the Trust at a special meeting of the Trust’s shareholders on July 10, 2002. The Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Advisers, on 60 days’ written notice by either party to the Advisory Agreements, and will terminate automatically if assigned as that term is described in the 1940 Act.

Prior to October 24, 1997, DSI served as an Adviser to the Trust pursuant to an Advisory Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as an Adviser to the Trust pursuant to an Advisory Agreement dated October 1, 1993.

Prior to February 25, 2004, ING Investments served as an Adviser to the Trust pursuant to an Advisory Agreement dated August 21, 2003.

Approval of Advisory and Sub-Advisory Agreements

For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2006. For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships for FMRSM Equity Income, FMRSM Small Cap Equity, Franklin Mutual Shares and BlackRock Inflation Protected Bond Portfolios’ please see the Portfolios’ semi-annual shareholder report dated June 30, 2007.

Advisory Fees

As compensation for their services under the Advisory Agreements, each Portfolio pays DSL, expressed as an annual rate, a monthly fee (a “unified fee” for all Portfolios except BlackRock Inflation Protected Bond, Disciplined Small Cap Value, EquitiesPlus, FMRSM Equity Income, FMRSM Large Cap Growth, FMR SM Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Equity Income, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios on behalf of which the Trust pays the Advisers and the Administrator separately) in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fees
ING BlackRock Inflation Protected Bond	0.450% on first $200 million; 0.400% on next $800 million; and 0.300% on assets over $1 billion
ING BlackRock Large Cap Growth(1)(2)

0.80% on the first $500 million of the Portfolio’s average daily net assets;
0.75% on next $250 million of the Portfolio’s average daily net assets;
0.70% on next $500 million of the Portfolio’s average daily net assets;
0.65% on next $750 million of the Portfolio’s average daily net assets; and
0.60% of the Portfolio’s average daily net assets in excess of $2 billion

ING BlackRock Large Cap Value(1)(2)

0.80% on first $500 million of the Portfolio’s average daily net assets;
0.75% on next $250 million of the Portfolio’s average daily net assets;
0.70% on next $500 million of the Portfolio’s average daily net assets;
0.65% on next $750 million of the Portfolio’s average daily net assets; and
0.60% of the Portfolio’s average daily net assets in excess of $2 billion

ING Global Resources(3);
ING T. Rowe Price Capital Appreciation;
ING T. Rowe Price Equity Income;
ING Van Kampen Growth and Income;
ING Van Kampen Real Estate; and
ING Wells Fargo Disciplined Value (2)

0.75% on the first $750 million of the Portfolios’ combined average daily net assets;
0.70% on the next $1.25 billion of the Portfolios’ combined average daily net assets;
0.65% on the next $1.5 billion of the Portfolios’ combined average daily net assets; and
0.60% on the Portfolios’ average daily net assets in excess of $3.5 billion

ING AllianceBernstein Mid Cap Growth (2); and ING Marsico Growth

0.85% of the first $250 million of the Portfolios’ combined average daily net assets;
0.80% on the next $400 million of the Portfolios’ combined average daily net assets;
0.75% on the next $450 million of the Portfolios’ combined average daily net assets; and
0.70% on the Portfolios’ average daily net assets in excess of $1.1 billion

ING Capital Guardian U.S. Equities(1)

0.75% on the first $500 million of the Portfolio’s average daily net assets;
0.70% on the next $250 million of the Portfolio’s average daily net assets;
0.65% on the next $500 million of the Portfolio’s average daily net assets; and
0.60% of the Portfolio’s average daily net assets in excess of $1.25 billion

ING Disciplined Small Cap Value(3)	0.55% on first $500 million; 0.50% on next $500 million; and 0.45% thereafter
ING EquitiesPlus(3)	0.30% of the Portfolio’s average daily net assets
ING Evergreen Health Sciences	0.75% on the first $500 million of the Portfolio’s average daily net assets; and 0.70% of the Portfolio’s average daily net assets in excess of $500 million
ING Evergreen Omega

0.60% of the first $750 million of the Portfolio’s average daily net assets;
0.55% on the next $750 million of the Portfolio’s average daily net assets;
0.50% of the next $5 billion of the Portfolio’s average daily net assets;
0.475% of the next $5 billion of the Portfolio’s average daily net assets;
0.455% of the next $5 billion of the Portfolio’s average daily net assets;
0.44% of the next $5 billion of the Portfolio’s average daily net assets; and
0.43% of the Portfolio’s average daily net assets over $21.5 billion

ING FMRSM Equity Income	0.47% on all of the Portfolio’s average daily net assets
ING FMRSM Diversified Mid Cap (4)(5)	0.65% of the first $800 million;

Portfolio	Annual Advisory Fees
0.60% of the next $700 million; and 0.58% thereafter
ING UBS U.S. Allocation (1)(5)

0.75% of the first $500 million of the Portfolio’s average daily net assets;
0.70% on the next $250 million of the Portfolio’s average daily net assets;
0.65% on the next $500 million of the Portfolio’s average daily net assets; and
0.60% of the Portfolio’s average daily net assets in excess of $1.25 billion

ING FMRSM Large Cap Growth (2)

0.58% of the first $500 million of the Portfolio’s average daily net assets;
0.57% on the next $250 million of the Portfolio’s average daily net assets; and
0.52% of the Portfolio’s average daily net assets over $750 million

ING FMRSM Small Cap Equity	0.750% of the Portfolio’s average daily net assets
ING Franklin Income	0.65% of the first $500 million of the Portfolio’s average daily net assets; and 0.60% on assets thereafter
ING Franklin Mutual Shares	0.60% on first $5 Billion; 0.57% on next $5 Billion; 0.55% on next $5 Billion; 0.53% on next $5 Billion; and 0.51% on assets thereafter
ING Global Real Estate

0.80% on first $250 million of the Portfolio’s average daily net assets;
0.775% on next $250 million of the Portfolio’s average daily net assets; and
0.70% above $500 million of the Portfolio’s average daily net assets

ING Global Technology (2)(3)	1.25% on first $1 billion of the Portfolio’s average daily net assets; and 1.15% of the Portfolio’s average daily net assets in excess of $1 billion
ING International Growth Opportunities (2)(3)	1.00% of the first $500 million of the Portfolio’s average daily net assets; and 0.80% of the Portfolio’s average daily net assets in excess of $500 million
ING Janus Contrarian; and ING Legg Mason Value

0.81% on the first $250 million of the Portfolios’ combined average daily net assets;
0.77% on the next $400 million of the Portfolios’ combined average daily net assets;
0.73% on the next $450 million of the Portfolios’ combined average daily net assets; and
0.67% of the Portfolios’ average daily net assets in excess of $1.1 billion

ING Lord Abbett Affiliated(2)

0.75% of the first $500 million of the Portfolios’ combined average daily net assets;
0.70% on the next $250 million of the Portfolios’ combined average daily net assets;
0.65% on the next $500 million of the Portfolios’ combined average daily net assets; and
0.60% on assets thereafter

ING Julius Baer Foreign

1.00% of the first $50 million of the Portfolio’s average daily net assets;
0.95% on the next $200 million of the Portfolio’s average daily net assets;
0.90% on the next $250 million of the Portfolio’s average daily net assets; and
0.85% of the Portfolio’s average daily net assets in excess of $500 million

ING JPMorgan Emerging Markets Equity	1.25% of the Portfolio’s average daily net assets
ING JPMorgan Small Cap Core Equity(1)(2)

0.90% of the first $200 million of the Portfolio’s average daily net assets;
0.85% on the next $300 million of the Portfolio’s average daily net assets;
0.80% on the next $250 million of the Portfolio’s average daily net assets; and
0.75% of the Portfolio’s average daily net assets in excess of $750 million

ING JPMorgan Value Opportunities

0.40% of the first $21 billion of the Portfolio’s average daily net assets;
0.39% of the next $5 billion of the Portfolio’s average daily net assets; and
0.38% of the Portfolio’s average daily net assets over $26 billion

ING Limited Maturity Bond(3); and ING Liquid Assets(3)

0.35% of the first $200 million of the Portfolios’ combined average daily net assets;
0.30% on the next $300 million of the Portfolios’ combined average daily net assets; and
0.25% of the Portfolios’ average daily net assets in excess of $500 million

ING Marsico International Opportunities	0.54% of the first $21 billion of the Portfolio’s average daily net assets; and 0.53% of the Portfolio’s average daily net assets over $21 billion
ING FMRSM Mid Cap Growth(2); ING MFS Total Return; and ING Oppenheimer Main Street®

0.75% of the first $250 million of the Portfolios’ combined average daily net assets;
0.70% on next $400 million of the Portfolios’ combined average daily net assets;
0.65% on next $450 million of the Portfolios’ combined average daily net assets; and
0.60% of the Portfolios’ average daily net assets in excess of $1.1 billion

ING MFS Utilities	0.60% of the first $1 billion of the Portfolio’s average daily net assets;

Portfolio	Annual Advisory Fees

0.55% on the next $500 million of the Portfolio’s average daily net assets;
0.50% on the next $5 billion of the Portfolio’s average daily net assets;
0.47% on the next $5 billion of the Portfolio’s average daily net assets;
0.45% on the next $5 billion of the Portfolio’s average daily net assets;
0.44% on the next $5 billion of the Portfolio’s average daily net assets; and
0.43% of the Portfolio’s average daily net assets over $21.5 billion

ING PIMCO Core Bond

0.75% on first $100 million of the Portfolio’s average daily net assets;
0.65% on next $100 million of the Portfolio’s average daily net assets; and
0.55% of the Portfolio’s average daily net assets in excess of $200 million

ING PIMCO High Yield	0.49% of the Portfolio’s average daily net assets
ING Pioneer Equity Income	0.65% on the first $500 million of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $500 million assets
ING Pioneer Fund	0.725% of the first $500 million; 0.675% of the next $500 million; and 0.625% thereafter
ING Pioneer Mid Cap Value	0.64% of the Portfolio’s average daily net assets
ING Stock Index(3)	0.26% of the Portfolio’s average daily net assets
ING Templeton Global Growth(2)

0.96% of the first $250 million of the Portfolio’s average daily net assets;
0.86% on the next $250 million of the Portfolio’s average daily net assets; and
0.76% of the Portfolio’s average daily net assets on assets thereafter

ING Van Kampen Capital Growth (1) (2)	0.65% of the first $1 billion of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $1 billion
ING Van Kampen Global Franchise

1.00% of the first $250 million of the Portfolio’s average daily net assets;
0.90% on the next $250 million of the Portfolio’s average daily net assets; and
0.75% of the Portfolio’s average daily net assets in excess of $500 million

ING VP Index Plus International Equity	0.45% of the Portfolio’s average daily net assets
ING Wells Fargo Small Cap Disciplined

0.77% of the first $500 million of the Portfolio’s average daily net assets;
0.70% on the next $500 million of the Portfolio’s average daily net assets;
0.65% on the next $500 million of the Portfolio’s average daily net assets;
0.60% on the next $5 billion of the Portfolio’s average daily net assets; and
0.53% of the Portfolio’s average daily net assets thereafter.

(1)

Pursuant to a waiver, DSL has agreed to lower the advisory fee for ING Capital Guardian U.S. Equities Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING BlackRock Large Cap Value Portfolio, ING UBS U.S. Allocation Portfolio, and ING Van Kampen Capital Growth Portfolio so that advisory fees payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of sub-advisory fee reductions for the period from April 30, 2007 through May 1, 2008 for these Portfolios. There is no guarantee that these waivers will continue after these dates. These agreements will only renew if DSL elects to renew them.

(2)

As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Portfolio is known as ING Templeton Global Growth Portfolio and ING Alliance Mid Cap Growth Portfolio is known as ING AllianceBernstein Mid Cap Growth Portfolio. As of August 7, 2006, ING Goldman Sachs TollkeeperSM Portfolio is known as ING Global Technology Portfolio and ING MFS Mid Cap Growth Portfolio is known ING FMRSM Mid Cap Growth Portfolio. As of September 30, 2006 ING Mercury Large Cap Growth Portfolio is known as ING BlackRock Large Cap Growth Portfolio and ING Mercury Large Cap Value Portfolio is known as ING BlackRock Large Cap Value Portfolio. As of November 6, 2006, ING FMRSM Earnings Growth Portfolio is known as ING FMRSM Large Cap Growth Portfolio. As of November 7, 2006, ING JPMorgan Small Cap Equity Portfolio is known as ING JPMorgan Small Cap Core Equity Portfolio. As of April 28, 2007, ING International Portfolio is known as ING International Growth Opportunities Portfolio and ING Van Kampen Equity Growth Portfolio is known as ING Van Kampen Capital Growth Portfolio. As of April 30, 2007, ING WellsFargo Mid Cap Disciplined Portfolio is known as ING WellsFargo Disciplined Value Portfolio.

(3)

To seek to achieve a return on uninvested cash or for other reasons, a Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

(4)

Effective May 2, 2005, FMRSM has entered into a sub-/sub-advisory agreement with FMR SM Co., Inc. (“FMR SM Co.”) under which it has delegated certain of its sub-advisory duties for the portfolios to FMR SM Co. FMR SM Co. provides investment management services to equity and high income funds managed by FMR and its affiliates.

(5)	For purposes of calculating fees under the Advisory Agreement, the assets of FMRsm Diversified Mid Cap shall be combined with the assets of UBS U.S. Allocation.

Total Advisory Fees Paid

The following chart sets forth the total amounts the Portfolios paid to the Advisers for the last three fiscal years ended December 31:

Portfolio	2006	2005	2004
ING AllianceBernstein Mid Cap Growth	$4,801,904	$4,451,039	$4,338,926
ING BlackRock Inflation Protected Bond(2)	N/A	N/A	N/A
ING BlackRock Large Cap Growth	$1,230,526	$465,940	$135,945
ING BlackRock Large Cap Value	$857,951	$809,804	$516,575
ING Capital Guardian U.S. Equities	$4,431,752	$4,683,606	$4,680,279
ING Disciplined Small Cap Value(1)	$186,747	N/A	N/A
ING Equities Plus(1)	$261,773	N/A	N/A
ING Evergreen Health Sciences	$1,397,814	$617,776	N/A
ING Evergreen Omega	$1,228,379	$376,456	N/A
ING FMRSM Diversified Mid Cap	$4,786,673	$2,358,665	$1,457,406
ING FMRSM Equity Income(2)	N/A	N/A	N/A
ING FMRSM Large Cap Growth	$2,815,191	$286,489	N/A
ING FMRSM Mid Cap Growth	$3,806,551	$4,333,651	$4,817,317
ING FMRSM Small Cap Equity(2)	N/A	N/A	N/A
ING Franklin Income(1)	$510,325	N/A	N/A
ING Franklin Mutual Shares(2)	N/A	N/A	N/A
ING Global Real Estate	$497,576	N/A	N/A
ING Global Resources	$3,413,414	$1,870,178	$1,134,420
ING Global Technology	$1,059,415	$908,215	$824,211
ING International Growth Opportunities	$1,852,606	$1,947,996	$1,940,279
ING Janus Contrarian	$919,058	$542,593	$459,615
ING JPMorgan Emerging Markets Equity	$7,379,490	$2,986,827	$1,651,813
ING JPMorgan Small Cap Core Equity	$3,421,359	$2,310,359	$1,213,857
ING JPMorgan Value Opportunities	$1,131,686	$433,696	N/A
ING Julius Baer Foreign	$10,749,643	$5,527,730	$1,573,295
ING Legg Mason Value	$5,561,108	$3,589,860	$2,034,681
ING Limited Maturity Bond	$941,810	$951,705	$1,307,052
ING Liquid Assets	$2,746,850	$2,483,025	$2,542,827
ING Lord Abbett Affiliated	$1,587,023	$1,419,418	$1,230,604
ING Marsico Growth	$6,838,119	$6,837,516	$6,511,368
ING Marsico International Opportunities	$1,577,541	$307,251	N/A
ING MFS Total Return	$10,356,589	$10,100,623	$9,029,097
ING MFS Utilities	$1,276,841	$427,418	N/A
ING Oppenheimer Main Street®	$3,531,172	$3,727,350	$3,972,937
ING PIMCO Core Bond	$7,198,850	$5,452,842	$3,755,448
ING PIMCO High Yield	$3,854,754	$3,372,672	$2,036,321
ING Pioneer Equity Income(2)	N/A	N/A	N/A
ING Pioneer Fund	$860,688	$233,422	N/A
ING Pioneer Mid Cap Value	$4,510,239	$1,503,942	N/A
ING Stock Index	$1,047,130	$1,024,537	$492,276
ING T. Rowe Price Capital Appreciation	$17,910,225	$14,684,774	$11,089,188
ING T. Rowe Price Equity Income	$8,022,425	$7,122,496	$5,507,279
ING Templeton Global Growth	$3,844,964	$3,609,367	$3,652,544
ING UBS U.S. Allocation	$885,493	$844,615	$655,016
ING Van Kampen Capital Growth	$704,592	$622,472	$411,959
ING Van Kampen Global Franchise	$3,227,235	$2,237,025	$1,077,024
ING Van Kampen Growth and Income	$6,363,265	$5,719,851	$5,293,534
ING Van Kampen Real Estate	$6,897,163	$5,222,875	$2,830,711
ING VP Index Plus International Equity	$1,003,836	$51,052	N/A
ING Wells Fargo Disciplined Value	$1,827,003	$1,924,757	$2,132,641
ING Wells Fargo Small Cap Disciplined	$839,412	$3,164	N/A

(1)  For the period ended April 28, 2006 through December 31, 2006.

(2)  The Portfolio had not commenced operations as of December 31, 2006.

SUB-ADVISERS

The Advisers have engaged the services of certain Sub-Advisers to provide sub-advisory services to the Portfolios. The Trust, the respective Adviser and each Sub-Adviser have entered into Sub-Advisory Agreements, which were approved by the Trustees of the Trust and by shareholders of those Portfolios that are managed by affiliated Sub-Advisers of the Advisers. The Sub-Adviser of Van Kampen Global Franchise Portfolio, Morgan Stanley Investment Management Inc. (“MSIM, Inc.”), has entered into a Sub-Advisory agreement with a MSIM, Inc.-affiliated entity, Morgan Stanley Investment Management Limited (“MSIML”), so that MSIM, Inc. may utilize MSIML’s services as well as delegate some of its portfolio management responsibilities for the Portfolio to MSIML. The Sub-Adviser of FMRSM Diversified Mid Cap, FMRSM Equity Income, FMRSM Large Cap Growth, FMRSM Mid Cap Growth and FMRSM Small Cap Equity Portfolios. FMRSM, has entered into a Sub-Sub-Advisory agreement with FMR Co., Inc. (“FMRC”), so that FMR may utilize FMRC’s services as well as delegate the day-to-day investment management responsibilities for the Portfolio to FMRC.

Sub-Advisory Fees

Pursuant to separate Sub-Advisory Agreements, the Advisers (and not the Trust) pay each Sub-Adviser for its services a monthly fee in arrears expressed as an annual percentage of the applicable Portfolio’s average daily net assets as follows:

Sub-Adviser	Portfolio	Sub-Advisory Fee
AllianceBernstein L.P.	ING AllianceBernstein Mid Cap Growth

0.75% of the first $10 million of the Portfolio’s average daily net assets;
0.625% on the next $10 million of the Portfolio’s average daily net assets;
0.50% on the next $20 million of the Portfolio’s average daily net assets;
0.375% on the next $20 million of the Portfolio’s average daily net assets; and
0.25% of the Portfolio’s average daily net
assets on amounts in excess $60 million

BlackRock Financial Management, Inc	ING BlackRock Inflation Protected Bond	0.15% on the first $100 million of the Portfolio’s average daily net assets; 0.08% on the next $400 million of the Portfolio’s average daily net assets; and 0.05% thereafter
BlackRock Investment Management, LLC	ING BlackRock Large Cap Growth(1)	0.375% of the first $250 million of the Portfolio’s average daily net assets; 0.35% on the next $250 million of the Portfolio’s average daily net assets; and 0.325% thereafter
	ING BlackRock Large Cap Value(1)	0.375% of the first $250 million of the Portfolio’s average daily net assets; 0.35% on the next $250 million of the Portfolio’s average daily net assets; and 0.325% thereafter
Capital Guardian Trust Company	ING Capital Guardian U.S. Equities

0.50% on the first $150 million of the Portfolio’s average daily net assets;
0.45% on the next $150 million of the Portfolio’s average daily net assets;
0.35% on the next $200 million of the Portfolio’s average daily net assets;
0.30% on the next $500 million of the Portfolio’s average daily net assets;
0.275% on the next $1 billion of the Portfolio’s average daily net assets; and
0.25% thereafter

Evergreen Investment Management Company, LLC	ING Evergreen Health Sciences	0.45% of the Portfolio’s average daily net assets
	ING Evergreen Omega	0.30% of the Portfolio’s average daily net assets

Sub-Adviser	Portfolio	Sub-Advisory Fee
Fidelity Management & Research Company	ING FMRSM Diversified Mid Cap; ING FMRSM Large Cap Growth; and ING FMRSM Mid Cap Growth(2)	0.40% of the first $250 million of the Portfolio’s average daily net assets; and 0.35% of the Portfolio’s average daily net assets in excess of $250 million
ING FMRSM Equity Income

0.35% of the first $250 million of the Portfolio’s average daily net assets;
0.30% of the Portfolio’s average daily net assets over $250 million;
0.25% of the next $1 billion of the Portfolio’s average daily net assets; and
0.275% on all assets when Portfolio assets exceed $1.5 billion

	ING FMRSM Small Cap Equity	0.60% of the first $150 million of the Portfolio’s average daily net assets; and 0.55% of the Portfolio’s average daily net assets above $150 million
Franklin Advisers, Inc.	ING Franklin Income (3)

0.625% of the first $50 million of the Portfolio’s average daily net assets;
0.465% on the next $150 million of the Portfolio’s average daily net assets;
0.375% on the next $300 million of the Portfolio’s average daily net assets;
0.35% on the next $300 million of the Portfolio’s average daily net assets; and
0.30 % thereafter

Franklin Mutual Advisers, LLC	ING Franklin Mutual Shares	0.51%
ING Clarion Real Estate Securities L.P.	ING Global Real Estate

0.40% on first $250 million of the Portfolio’s average daily net assets;
0.375% on the next $250 million of the Portfolio’s average daily net assets; and
0.35% of the Portfolio’s average daily net assets above $500 million

ING Investment Management Co.	ING Disciplined Small Cap Value(4)	0.2475% on first $500 million of the Portfolio’s average daily net assets; 0.2250% on next $500 million of the Portfolio’s average daily net assets; and 0.2025% thereafter
	ING EquitiesPlus(4)	0.135% of the Portfolio’s average daily net assets
	ING Global Resources(4)	0.40% of the Portfolio’s average daily net assets
	ING Global Technology (4)(5)	0.5625% of the first $1 billion of the Portfolio’s average daily net assets; and 0.5175% of the Portfolio’s average daily net assets in excess of $1 billion
	ING International Growth Opportunities(4)(5)	0.45% on the first $500 million of the Portfolio’s average daily net assets; and 0.36% of the Portfolio’s average daily net assets in excess of $500 million
ING Limited Maturity Bond and ING Liquid Assets (4)

0.1575% of the first $200 million of the Portfolios’ combined average daily net assets;
0.1350% on the next $300 million of the Portfolios’ average daily net assets; and
0.1125% of the Portfolios’ average daily net assets in excess of $500 million

	ING Stock Index	0.1170% of the Portfolio’s average daily net

Sub-Adviser	Portfolio	Sub-Advisory Fee
assets
ING Investment Management Advisors, B.V.	ING VP Index Plus International Equity	0.20% of the Portfolio’s average daily net assets
Janus Capital Management LLC	ING Janus Contrarian

0.45% of the first $100 million of the Portfolio’s average daily net assets;
0.40% on the next $100 million of the Portfolio’s average daily net assets;
0.35% on next $200 million of the Portfolio’s average daily net assets;
0.325% on next $500 million of the Portfolio’s average daily net assets; and
0.30% thereafter.

J.P. Morgan Investment Management Inc	ING JPMorgan Small Cap Core Equity	0.55% of the first $200 million of the Portfolio’s average daily net assets; 0.50% on the next $300 million of the Portfolio’s average daily net assets; and 0.45% on thereafter
	ING JPMorgan Value Opportunities	0.40% of the first $50 million of the Portfolio’s average daily net assets; 0.30% on the next $50 million of the Portfolio’s average daily net assets; and 0.25% thereafter
ING JPMorgan Emerging Markets Equity (6)

0.60% of the first $75 million of the Portfolio’s average daily net assets;y
0.50% on the next $75 million of the Portfolio’s average daily net assets;
0.40% on the next $350 million of the Portfolio’s average daily net assets; and
0.35% thereafter

Julius Baer Investment Management LLC	ING Julius Baer Foreign (7)	0.45% of the first $500 million of the Portfolio’s average daily net assets; and 0.40% thereafter
Legg Mason Capital Management, Inc	ING Legg Mason Value (8)

0.70% of the first $50 million of the Portfolio’s average daily net assets;
0.45% on the next $50 million of the Portfolio’s average daily net assets;
0.40% on the next $50 million of the Portfolio’s average daily net assets;
0.35% on the next $50 million of the Portfolio’s average daily net assets; and
0.30% of the Portfolio’s average daily net assets over $200 million

Lord, Abbett & Co. LLC	ING Lord Abbett Affiliated (5) (9)

0.35% of the first $200 million of the Portfolio’s average daily net assets;
0.27% on the next $200 million of the Portfolio’s average daily net assets; and
0.25% of the Portfolio’s average daily net assets above $400 million

Marsico Capital Management, LLC	ING Marsico Growth and ING Marsico International Opportunities	0.45% of the first $500 million of the Portfolios’ combined average daily net assets; 0.40% on the next $1 billion of the Portfolios’ average daily net assets; and 0.35% thereafter
Massachusetts Financial Services Company	ING MFS Total Return (10) ING MFS Utilities (10)	0.35% of the first $500 million of the Portfolio’s average daily net assets; 0.30% on the next $1 billion of the Portfolio’s average daily net assets; and 0.25% thereafter

Sub-Adviser	Portfolio	Sub-Advisory Fee

Morgan Stanley Investment Management Inc. d/b/a Van Kampen	ING Van Kampen Growth and Income

0.50% of the first $100 million of the Portfolio’s average daily net assets;
0.40% on the next $100 million of the Portfolio’s average daily net assets;
0.30% on the next $100 million of the Portfolio’s average daily net assets;
0.25% on the next $700 million of the Portfolio’s average daily net assets; and
0.20% thereafter

	ING Van Kampen Real Estate	0.50% of the first $200 million of the Portfolio’s average daily net assets; and 0.40% thereafter
ING Van Kampen Global Franchise

0.65% of the first $150 million of the Portfolio’s average daily net assets;
0.55% on the next $150 million of the Portfolio’s average daily net assets;
0.45% on the next $200 million of the Portfolio’s average daily net assets; and
0.40% thereafter

ING Van Kampen Capital Growth(11)

0.40% of the first $250 million of the Portfolio’s average daily net assets;
0.375% on the next $250 million of the Portfolio’s average daily net assets;
0.35% on the next $500 million of the Portfolio’s average daily net assets; and
0.275% on assets thereafter

OppenheimerFunds, Inc.	ING Oppenheimer Main Street®(12)(13)	0.30% if total assets as defined below at any month-end are less than or equal to $1 billion; and 0.23% if total assets as defined below at any month-end are in excess of $1 billion
Pacific Investment Management Company LLC	ING PIMCO Core Bond	0.25% of the Portfolio’s average daily net assets
	ING PIMCO High Yield	0.25% of the Portfolio’s average daily net assets
Pioneer Investment Management, Inc.	ING Pioneer Equity Income(14) ING Pioneer Fund(14)	0.35% of the first $500 million of the Portfolio’s average daily net assets; 0.30% on assets thereafter
	ING Pioneer Mid Cap Value	0.35% of the Portfolio’s average daily net assets
T. Rowe Price Associates	ING T. Rowe Price Capital Appreciation (15)

Assets up to $500 million:
0.50% on the first $250 million average daily net assets

0.40% on assets over $250 million average daily net assets

When assets exceed $500 million:
0.40% on the first $ 1 billion
0.35% on assets over $1 billion

When assets exceed $2 billion:
0.40% on the first $500 million
0.35% on assets over $500 million

When assets exceed $3 billion:
0.35% on all assets once assets exceed $3

Sub-Adviser	Portfolio	Sub-Advisory Fee
billion
	ING T. Rowe Price Equity Income	0.40% of the first $250 million of the Portfolio’s average daily net assets; 0.375% on the next $250 million of the Portfolio’s average daily net assets; and 0.35% thereafter
Templeton Global Advisors Limited	ING Templeton Global Growth (5) (3)

0.625% of the first $50 million of the Portfolio’s average daily net assets;
0.465% on the next $150 million of the Portfolio’s average daily net assets;
0.375% on the next $300 million of the Portfolio’s average daily net assets;
0.35% on the next $300 million of the Portfolio’s average daily net assets; and
0.30 % on assets thereafter

UBS Global Asset Management	ING UBS U.S. Allocation

0.40% of the first $100 million of the Portfolio’s average daily net assets;
0.35% on the next $200 million of the Portfolio’s average daily net assets;
0.30% on the next $200 million of the Portfolio’s average daily net assets; and
0.25% thereafter

Wells Capital Management, Inc.	ING Wells Fargo Disciplined Value (5)

0.55% of the first $50 million of the Portfolio’s average daily net assets;
0.50% on the next $50 million of the Portfolio’s average daily net assets;
0.45% on the next $200 million of the Portfolio’s average daily net assets; and
0.40% on assets thereafter

	ING Wells Fargo Small Cap Disciplined	0.60% of the Portfolio’s average daily net assets

(1)

BlackRock Investment Management, LLC has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.

(2)

Effective August 7, 2006, Fidelity Management & Research Company serves as the Sub-Adviser to the Portfolio. Massachusetts Financial Services Company served as the Sub-Adviser to the Portfolio from August 14, 1998 through August 6, 2006.

(3)

Templeton Global Advisors Limited serves as the Sub-Adviser to ING Templeton Global Growth Portfolio (formerly, ING Capital Guardian Managed Portfolio) as of December 5, 2005. ING Capital Guardian Trust Company served as Sub-Adviser from February 1, 2000 through December 4, 2005. Assets of ING Franklin Income and ING Templeton Global Growth Portfolios will be aggregated with the assets of ING Templeton Foreign Equity Portfolio (a series managed by an affiliate of DSL), which is not a party to the Sub-Advisory Agreement, in calculating the Sub-Adviser’s fee at the above stated rate.

(4)

To seek to achieve a return on uninvested cash or for other reasons, a Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of te expenses of the ING Money Market Fund. The Portfolio’s Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the sub-adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

(5)

As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio and ING Alliance Mid Cap Growth Portfolio is known as ING AllianceBernstein Mid Cap Growth Portfolio. As of August 7, 2006, ING Goldman Sachs TollkeeperSM Portfolio is known as ING Global Technology Portfolio and ING MFS Mid Cap Growth Portfolio is known as ING FMRSM Mid Cap Growth Portfolio. As of September 30, 2006 ING Mercury Large Cap Growth Portfolio is known as ING BlackRock Large Cap Growth Portfolio and ING Mercury Large Cap Value Portfolio is known as ING BlackRock Large Cap Value Portfolio. As of November 6, 2006, ING FMRSM Earnings Growth Portfolio is known as ING FMRSM Large Cap Growth Portfolio. As of November 7, 2006, ING JPMorgan Small Cap Equity Portfolio is known as ING JPMorgan Small Cap Core Equity Portfolio. As of April 28, 20007, ING International Portfolio is known as ING International Growth Opportunities Portfolio and ING Van Kampen Equity Growth Portfolio is known as ING Van Kampen Capital Growth Portfolio. As of April 30, 2007, ING Wells Fargo Mid Cap Disciplined Portfolio is known as ING Wells Fargo Disciplined Value Portfolio.

(6)

J..P. Morgan Investment Management Inc. serves as the Sub-Adviser to ING JPMorgan Emerging Markets Equity Portfolio. ING Investment Management Advisors B.V. served as the Sub-Adviser to ING JPMorgan Emerging Markets Equity Portfolio (formerly, ING Developing World

Portfolio) from March 1, 2004 through April 29, 2005. Baring International Investment Limited served as the Sub-Adviser from March 1, 1999 through February 29, 2004.

(7)

For purposes of calculating fees under the sub-advisory agreement with Julius Baer Investment Management LLC, the assets of the Portfolio will be aggregated with the assets of ING Foreign Fund, a series of ING Mutual Funds, which is not a party to the sub-advisory agreement. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the two funds and their respective investment adviser based on relative net assets.

(8)

Legg Mason Capital Management, Inc. serves as the Sub-Adviser to ING Legg Mason Value Portfolio (formerly, ING Janus Growth and Income Portfolio) as of May 3, 2004. Janus Capital Management LLC served as Sub-Adviser from October 2, 2000 through April 30, 2004.

(9)

Lord, Abbett & Co. LLC serves as Sub-Adviser to the Portfolio as of December 1, 2005. Salomon Brothers Asset Management, Inc. served as sub-adviser to the Portfolio from February 1, 2000 through November 30, 2005.

(10)

For purposes of applying the fee schedule, assets of all ING affiliated portfolios that are sub-advised by Massachusetts Financial Services Company are considered when calculating aggregate average daily net assets under management.

(11)

For purposes of calculating fees under the Sub-Advisory Agreement with Morgan Stanley Investment Management, Inc., the assets of the Portfolio will be aggregated with the assets of ING Van Kampen Comstock Portfolio (a series managed by an affiliate of the Advisers).

(12)

OppenheimerFunds, Inc. serves as the Sub-Adviser to ING Oppenheimer Main Street Portfolio® (formerly, ING MFS Research Portfolio) as of November 8, 2004. Massachusetts Financial Services Company served as sub-adviser from August 10, 1998 through November 7, 2004.

(13)

The assets of ING Oppenheimer Main Street Portfolio® are aggregated with those of ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio, two series managed by an affiliate of DSL and sub-advised by OppenheimerFunds, Inc.

•     The fees payable under the Sub-Advisory Agreement are subject to a preferred provider discount. For purposes of this discount, the assets of the Series will be aggregated with those of ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio (the “IPI Portfolios”), each a series of ING Partners, Inc. that is managed by an affiliate of the Adviser and sub-advised by the Sub-Adviser. The discount will be calculated based on the aggregate assets of the Series and the IPI Portfolios as follows, and will be applied to any fees payable by a Series.

• Aggregate assets between $750 million and $1.5 billion = 5% discount

• Aggregate assets between $1.5 billion and $3.0 billion = 7.5% discount

• Aggregate assets greater than $3.0 billion = 10% discount

(14)

For purposes of calculating fees under the Sub-Advisory Agreement with Pioneer Investment Management, Inc., the assets of ING Pioneer Equity Income Portfolio will be aggregated with the assets of ING Pioneer Fund Portfolio. The Sub-Adviser provides a transitional credit to the Adviser when Portfolio assets are between $2.93 billion and $3.00 billion. The transitional credit is intended to lessen the impact on the sub-advisory fees payable by ING to T. Rowe Price Capital Appreciation Portfolio when the Portfolio’s assets decline below $3 billion and application of the tiered fee rate structure is triggered.

(15)

The Sub-Adviser provides a transitional credit to the Adviser when Portfolio assets are between $2.93 billion and $3.00 billion. The transitional credit is intended to lessen the impact on the sub-advisory fees payable by ING to T. Rowe Price Capital Appreciation Portfolio when the Portfolio’s assets decline below $3 billion and application of the tiered fee rate structure is triggered.

Total Sub-Adviser Fees Paid

The following chart sets forth the total amounts paid by the Advisers to each Sub-Adviser for the last three fiscal years ended December 31:

Sub-Adviser	2006	2005	2004

AllianceBernstein L.P.
ING AllianceBernstein Mid Cap Growth(1)	$1,730,327	$1,611,380	$1,569,511

BlackRock Financial Management, Inc.
ING BlackRock Inflation Protected Bond(17)	N/A	N/A	N/A

BlackRock Investment Management, LLC
ING BlackRock Large Cap Growth(1) (10)	$615,250	$239,699	$84,963
ING BlackRock Large Cap Value(1) (10)	$429,043	$447,434	$322,860

Baring International Investment Limited
ING Global Resources(11)	N/A	$1,156,008	$688,043
ING JPMorgan Emerging Markets Equity(2)	N/A	N/A	$182,828

Capital Guardian Trust Company

Sub-Adviser	2006	2005	2004
ING Templeton Global Growth(1) (14)	N/A	$1,793,206	$2,093,644
ING Capital Guardian U.S. Equities	$2,417,183	$2,525,121	$2,523,691

Evergreen Investment Management Company, LLC
ING Evergreen Health Sciences	$838,690	$370,666	$70,896
ING Evergreen Omega	$614,188	$188,227	$7,174

Fidelity Management & Research Company
ING FMRSM Diversified Mid Cap	$2,716,229	$1,502,533	$971,386
ING FMRSM Large Cap Growth	$1,810,348	$193,306	N/A
ING FMRSM Mid Cap Growth(1) (15)	$1,911,577	$1,974,241	$2,144,786
ING FMRSM Equity Income(17)	N/A	N/A	N/A
ING FMRSM Small Cap Equity(17)	N/A	N/A	N/A

Franklin Advisers, Inc.
ING Franklin Income(18)	$324,755	N/A	N/A

Franklin Mutual Advisers, LLC
ING Franklin Mutual Shares(17)	N/A	N/A	N/A

ING Clarion Real Estate Securities L.P.
ING Global Real Estate	$0	N/A	N/A

ING Investment Management Advisors, B.V.
ING JPMorgan Emerging Markets Equity (2)	N/A	$227,146	N/A
ING VP Index Plus International Equity	$0	$9,696	N/A

ING Investment Management Co.
ING Disciplined Small Cap Value(18)	$0	N/A	N/A
ING EquitiesPlus(18)	$0	N/A	N/A
ING Global Resources(1) (11)	$2,129,254	N/A	N/A
ING Global Technology(1) (16)	$449,126	$370,014	$427,368
ING International Growth Opportunities(1)(4)	$833,672	$876,597	$1,000,770
ING Limited Maturity Bond(5)	$423,808	$428,270	$738,995
ING Liquid Assets (6)	$1,235,278	$1,117,361	$1,052,852
ING Stock Index	$470,628	$461,078	$191,081

Janus Capital Management LLC
ING Legg Mason Value(7)	N/A	N/A	$342,752
ING Janus Contrarian	$535,241	$309,490	$257,782

Jennison Associates LLC
ING Wells Fargo Disciplined Value(1) (12)	N/A	$929,951	$1,516,896

J.P. Morgan Investment Management Inc.
ING JPMorgan Emerging Markets Equity (2)	$2,539,677	$858,020	$597,735
ING JPMorgan Small Cap Core Equity(1)	$2,053,742	$1,436,685	$808,884
ING JPMorgan Value Opportunities	$804,932	$336,047	N/A

Julius Baer Investment Management LLC
ING Julius Baer Foreign(8)	$5,057,386	$2,601,598	$736,683

Legg Mason Capital Management LLC
ING Legg Mason Value (7)	$2,508,262	$1,715,734	$766,777

Sub-Adviser	2006	2005	2004
Lord, Abbett & Co. LLC
ING Lord Abbett Affiliated(1) (13)	$727,897	$54,440	N/A

Marsico Capital Management LLC
ING Marsico Growth	$3,759,942	$3,797,503	$3,627,525
ING Marsico International Opportunities	$1,230,036	$240,942	N/A

Massachusetts Financial Services Company
ING Oppenheimer Main Street® (9)	N/A	N/A	$1,469,614
ING MFS Total Return	$4,789,741	$4,599,969	$3,569,463
ING MFS Utilities	$629,220	$204,676	N/A

Morgan Stanley Investment Management Inc. d/b/a Van Kampen
ING Van Kampen Capital Growth(1)	$379,396	$371,709	$285,202
ING Van Kampen Global Franchise	$1,937,019	$1,383,216	$699,903
ING Van Kampen Growth and Income	$2,923,122	$2,658,024	$2,456,038
ING Van Kampen Real Estate	$4,502,876	$3,428,681	$1,917,507

Oppenheimer Funds, Inc
ING Oppenheimer Main Street®(9)	$1,277,075	$1,350,095	$723,712

Pacific Investment Management LLC
ING PIMCO Core Bond	$3,135,841	$2,342,201	$1,570,659
ING PIMCO High Yield	$1,966,704	$1,720,746	$1,042,592

Pioneer Investment Management, Inc.
ING Pioneer Equity Income (17)	N/A	N/A	N/A
ING Pioneer Fund	$462,767	$124,492	N/A
ING Pioneer Mid Cap Value	$2,466,543	$817,517	N/A

Salomon Brothers Asset Management Inc
ING Lord Abbett Affiliated(1) (13)	$727,897	$690,826	$645,840

T. Rowe Price Associates, Inc
ING T. Rowe Price Capital Appreciation	$9,248,941	$7,456,867	$6,024,458
ING T. Rowe Price Equity Income	$4,203,364	$4,090,205	$2,973,368

Templeton Global Advisers Limited
ING Templeton Global Growth (1)(14)	$1,791,302	$122,192	N/A

UBS Asset Management (Americas) Inc.
ING UBS U.S. Allocation (1)(3)	$478,885	$464,757	$391,312

Wells Capital Management, LLC
ING Wells Fargo Disciplined Value(1)(12)	$1,357,018	$473,944	N/A
ING Wells Fargo Small Cap Disciplined	$654,087	$2,466	N/A

(1)

As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING BlackRock Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio and ING Alliance Mid Cap Growth Portfolio is known as ING AllianceBernstein Mid Cap Growth Portfolio. As of August 7, 2006, ING Goldman Sachs TollkeeperSM Portfolio is known as ING Global Technology Portfolio and ING MFS Mid Cap Growth Portfolio is known ING FMRSM Mid Cap Growth Portfolio. As of September 30, 2006 ING Mercury Large Cap Growth Portfolio is known as ING BlackRock Large Cap Growth Portfolio and ING Mercury Large Cap Value Portfolio is known as ING BlackRock Large Cap Value Portfolio. As of November 6, 2006, ING FMRSM Earnings Growth Portfolio is known as ING FMRSM Large Cap Growth Portfolio. As of November 7, 2006, ING JPMorgan Small Cap Equity Portfolio is known as ING JPMorgan Small Cap Core Equity Portfolio. As of April 28, 2007, ING International Portfolio is known as ING International Growth Opportunities Portfolio and ING Van

Kampen Equity Growth Portfolio is known as ING Van Kampen Capital Growth Portfolio. As of April 30, 2007, ING Wells Fargo Mid Cap Disciplined Portfolio is known as ING Wells Fargo Disciplined Value Portfolio.

(2)

Effective April 29, 2005, ING JPMorgan Emerging Markets Equity Portfolio is sub-advised by J.P. Morgan Investment Management Inc. From March 1, 2004 through April 28, 2005, the Portfolio was sub-advised by ING Investment Management Advisors B.V., which received the fees set out in the table above for the period March 1, 2004 through April 28, 2005. From March 15, 2000 through March 1, 2004, the Portfolio was sub-advised by Baring International Investment Limited, which received the fees set out in the table above for the period March 15, 1999 through March 1, 2004.

(3)

Effective May 1, 2003, ING UBS U.S. Allocation Portfolio is sub-advised by UBS Asset Management Inc. From October 2, 2000 through May 1, 2003, the Portfolio was sub-advised by Fidelity Management and Research Company.

(4)

Effective September 2, 2003, ING International Growth Opportunities Portfolio is sub-advised by ING Investment Management Co. From December 17, 2001, through September 1, 2003, the Portfolio was sub-advised by ING Investments, LLC.

(5)

Effective September 2, 2003, ING Limited Maturity Bond Portfolio is sub-advised by ING Investments Management Co. From January 2, 1998 through September 1, 2003, the Portfolio was sub-advised by ING Investment Management, LLC.

(6)

Effective September 2, 2003, ING Liquid Assets Portfolio is sub-advised by ING Investment Management Co. From January 2, 1998 through September 1, 2003, the Portfolio was sub-advised by ING Investment Management, LLC.

(7)

Effective May 3, 2004, ING Legg Mason Value Portfolio is sub-advised by Legg Mason Capital Management, Inc. From September 9, 2002 through May 2, 2004, the Portfolio was sub-advised by Janus Capital Management LLC, which received the fees set out in the table above through the period ending May 2, 2004.

(8)

Effective September 2, 2003, ING Julius Baer Foreign Portfolio is sub-advised by Julius Baer Investment Management LLC. From May 1, 2002 through September 1, 2003, the Portfolio was sub-advised by J.P. Morgan Fleming Asset Management (USA) Inc.

(9)

Effective November 8, 2004, ING Oppenheimer Main Street Portfolio® is sub-advised by OppenheimerFunds, Inc. From August 10, 1998 through November 5, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company, which received the fees set out in the table above through the period ending November 5, 2004.

(10)

BlackRock Investment Management, LLC has managed the Portfolio since September 30, 2006. Prior to September 30, 2006, the Portfolio was managed by Mercury Advisors. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses (including Mercury Advisors) combined with that of BlackRock, Inc. to create a new independent company.

(11)

Effective January 3, 2006, ING Global Resources Portfolio is sub-advised by ING IM. From March 1, 1999 through December 31, 2005, the Portfolio was sub-advised by Baring International Limited, which received the fees set out in the table above through the period ending December 31, 2005.

(12)

Effective August 29, 2005, ING Wells Fargo Disciplined Value Portfolio is sub-advised by Wells Capital Management, LLC. From July 31, 2002 through August 29, 2005, the Portfolio was sub-advised by Jennison Associates LLC, which received the fees set out in the table above through the period ending August 29, 2005.

(13)

Effective December 1, 2005, ING Lord Abbett Affiliated Portfolio is sub-advised by Lord, Abbett & Co. LLC. From February 1, 2000 through December 1, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc, which received the fees set out in the table above through the period ending December 1, 2005.

(14)

Effective December 5, 2005, ING Templeton Global Growth Portfolio is sub-advised by Templeton Global Advisors Limited. From January 28, 2000 through December 5, 2005, the Portfolio was sub-advised by Capital Guardian Trust Company, which received the fees set out in the table above through the period ending December 5, 2005.

(15)

Effective August 7, 2006, Fidelity Management & Research Company serves as the Sub-Adviser to the Portfolio. From August 14, 1998 through August 6, 2006, Massachusetts Financial Services Company served as the Sub-Adviser to the Portfolio which received the fees set out in the table above through the period ending August 6, 2006.

(16)

Effective August 7, 2006, ING Investment Management Co. serves as Sub-Adviser to the Portfolio. From May 1, 2001 through August 6, 2006, Goldman Sachs Asset Management, L.P. served as Sub-Adviser to the Portfolio which received the fees set out in the table above through the period ending August 6, 2006.

(17)	The Portfolio had not commenced operations as of the date of this SAI.

(18)	The Portfolio commenced operations April 28, 2006.

OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING AllianceBernstein Mid Cap Growth Portfolio

Sub-Adviser

AllianceBernstein L.P. (“Alliance Bernstein”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets in millions
Catherine Wood	3	$4,594	35	$7,767	76	$2,494
Amy Raskin	0	$0	0	$0	0	$0
Benjamin Ruegsegger	0	$0	0	$0	0	$0
Thomas Zottner	0	$0	0	$0	80	$49

There were no accounts for which advisory fee is based on performance.

Potential Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics, requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires pre-clearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things,

AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation Structure of Portfolio Managers

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

Fixed base salary:  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus:  AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.(3)

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:  The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Catherine Wood	None
Amy Raskin	None
Benjamin Ruegsegger	None
Thomas Zottner	None

ING BlackRock Inflation Protected Bond Portfolio

Sub-Adviser

BlackRock Financial Management, Inc. (“BlackRock Financial Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)
Stuart Spodek	15	$9.5	6	(1)	$2.6	152	(2)	$36.2
Brain Weinstein	4	$1.5	2		$250.1	50	(3)	$19.6

(1)                                  3 of these accounts with assets of $ 2.1 Billion are subject to performance fees.

(2)                                  14 of these accounts with assets of $3.2 Billion are subject to performance fees.

(3)                                  1 of these accounts with assets of $456 Million is subject to performance fees.

Potential Conflicts of Interest

BlackRock Financial Management has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Financial Management has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Financial Management furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock Financial Management may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Financial Management, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock Financial Management, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Financial Management recommends to the Fund. BlackRock Financial Management, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock Financial Management with respect to the same securities. Moreover, BlackRock Financial Management may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Financial Management’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock Financial Management or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain BlackRock Financial Management portfolio managers, including Mr. Spodek, manage accounts that are subject to performance fees. In addition, certain BlackRock Financial Management portfolio managers who assist in managing hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock Financial Management owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Financial Management purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Financial Management attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock Financial Management has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Financial Management with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation Structure of Portfolio Managers

BlackRock Financial Management’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock Financial Management such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Spodek and Weinstein have received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Mr. Spodek, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Spodek and Weinstein is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock Financial Management employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock Financial Management. These awards vest over a period of years. Certain portfolio managers, including Mr. Spodek, have been granted stock options in prior years, and Mr. Spodek participates in BlackRock Financial Management’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock Financial Management employees are eligible to participate, including a 401(k) plan, the BlackRock Financial Management Retirement Savings Plan (“RSP”) and the BlackRock Financial Management Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock Financial Management has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock Financial Management common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock Financial Management, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock Financial Management. Unlike many other firms, portfolio managers at BlackRock Financial Management compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Messrs. Spodek and Weinstein, the relevant benchmark is the Lehman Global Real: U.S. TIPS Index.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock Financial Management may receive additional compensation for serving in these other capacities.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Stuart Spodek	None
Brian Weinstein	None

ING BlackRock Large Cap Growth Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Robert C. Doll, Jr.	23	$18,720,624,924	7	$9,503,775,364	10	$1,570,909,094

* 1 Account with assets of $245. 3 million has performance fees associated with it.

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by BlackRock Investment Management and its affiliates, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock Investment Management and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of BlackRock Investment Management and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock Investment Management to be equitable to each. BlackRock Investment Management will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of BlackRock Investment Management and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock Investment Management may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Compensation Structure of Portfolio Managers

The BlackRock Investment Management’s Portfolio Manager compensation program is critical to its ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program

The elements of total compensation for BlackRock Investment Management’s portfolio managers are fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock

Investment Management’s has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock Investment Management’s approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock Investment Management believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager’s incentive compensation is derived based on a formulaic compensation program, including: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position.

Portfolio managers are compensated based on products they manage. Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager’s compensation can be based on BlackRock Investment Management’s investment performance, financial results of BlackRock Investment Management and its affiliates, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock Investment Management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock, Inc. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers therefore have a direct incentive to protect BlackRock Investment Management’s reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period.

The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock’s employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Robert C. Doll, Jr.	None

ING BlackRock Large Cap Value Portfolio

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock Investment Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Robert C. Doll, Jr.	23	$18,683,321,103	7	$9,503,775,364	10	$1,570,909,094

* 1 Account with assets of $245. 3 million has performance fees associated with it.

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by BlackRock Investment Management and its affiliates, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock Investment Management and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of BlackRock Investment Management and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock Investment Management to be equitable to each. BlackRock Investment Management will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of BlackRock Investment Management and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock Investment Management may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Compensation Structure of Portfolio Managers

The BlackRock Investment Management Portfolio Manager compensation program is critical to its ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program

The elements of total compensation for BlackRock Investment Management portfolio managers are fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock Investment Management has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock Investment Management approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock Investment Management believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based a formulaic compensation program, including: pre-tax investment performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position.

Portfolio managers are compensated based on products they manage. Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager’s compensation can be based on BlackRock Investment Management’s investment performance, financial results of BlackRock Investment Management and its affiliates, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock Investment Management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock Investment Management stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future BlackRock Investment Management stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the BlackRock Investment Management shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers therefore have a direct incentive to protect BlackRock Investment Management’s reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock Investment Management mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock Investment Management products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock Investment Management employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Robert C. Doll, Jr.	None

ING Capital Guardian U.S. Equities Portfolio

Sub-Adviser

Capital Guardian Trust Company (“Capital Guardian”)

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006:

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3) (4)
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Terry Berkemeier	9	$4.78	11	$14.08	215	$66.04
Michael Ericksen	9	$4.78	21	$19.12	339	$112.91
David Fisher	23	$23.88	30	$48.07	302	$106.11
Karen Miller	13	$6.60	14	$3.07	187	$59.34

Ted Samuels	13	$6.60	10	$5.50	345	$37.50
Gene Stein	13	$6.38	14	$7.84	133	$43.00
Alan Wilson	12	$7.95	8	$2.65	99	$29.08

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio managers and their families are not reflected.

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006 for which the advisory fee is based on performance:

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3) (4)
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Terry Berkemeier	0	$—	0	$—	16	$10.30
Michael Ericksen	0	$—	0	$—	42	$23.29
David Fisher	1	$1.03	0	$—	10	$6.17
Karen Miller	0	$—	0	$—	23	$13.12
Ted Samuels	0	$—	0	$—	3	$2.72
Gene Stein	0	$—	0	$—	4	$3.36
Alan Wilson	0	$—	0	$—	5	$3.23

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio managers and their families are not reflected.

Potential Conflicts of Interest

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

Compensation Structure of Portfolio Managers

At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equities include the S&P 500® Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Terry Berkheheier	None
Michael Ericksen	None
David Fisher	None
Karen Miller	None
Ted Samuels	None
Gene Stein	None
Alan Wilson	None

ING Disciplined Small Cap Value Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Omar Aguilar, Ph.D.	70	$9,905,720,786	13	$765,190,020	37	$5,761,986,166
Vincent Costa	70	$9,905,720,786	13	$765,190,020	37	$5,761,986,166

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Omar Aguilar, Ph.D.	None
Vincent Costa	None

ING EquitiesPlus Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James B. Kauffmann*	44	$7,011,958,764	21	$3,982,935,259	34	$10,535,888,014

* 1 account with $325,427,103 in assets under management receives a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lehman Brothers 1-3 Year Government/Credit Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

James B. Kauffmann	None

ING Evergreen Health Sciences Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of February 28, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Junkin	3	$880,941	0	$0	0	$0

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

A portfolio manager generally faces two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a portfolio manager, or another portfolio manager with EIMC, will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Portfolio holds long, potentially resulting in a decrease in the market value of the security held by the Portfolio.

EIMC does not receive a performance fee for its management of the Portfolio, but it does receive a performance fee with respect to Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above. EIMC has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, EIMC has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation Structure of Portfolio Managers

For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not have predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2006, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2007.

The investment performance component of Mr. Junkin’s bonus was determined based on comparisons to the Lipper Large Cap Core, Lipper Large Cap Growth, Lipper Utility, Lipper Multi-Cap Growth and Lipper Large Cap Value composites.

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate) to such clients. Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not receive such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•                  medical, dental, vision and prescription benefits;

•                  life, disability and long-term care insurance;

•                  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

•                  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Robert Junkin	None

ING Evergreen Omega Portfolio

Sub-Adviser

Evergreen Investment Management Company, LLC (“EIMC”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Aziz Hamazogullari, CFA	3	$1,410,749	2	$386,930	0	$0

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

A portfolio manager generally faces two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a portfolio manager, or another portfolio manager with EIMC, will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Portfolio holds long, potentially resulting in a decrease in the market value of the security held by the Portfolio.

EIMC does not receive a performance fee for its management of the Portfolio, but it does receive a performance fee with respect to Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above. EIMC has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, EIMC has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation Structure of Portfolio Managers

For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not have predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2006, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2007.

The investment performance component of Mr. Hamzaogullari’s bonus was determined based on comparisons to the Lipper Large Cap Core, Lipper Large Cap Growth, Lipper Multi-Cap Growth and Lipper Large Cap Value composites.

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate) to such clients. Unless described in further detail below, the EIMC portfolio manager of the Portfolio does not receive such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•                  medical, dental, vision and prescription benefits;

•                  life, disability and long-term care insurance;

•                  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

•                  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Portfolio Manager Ownership Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Aziz Hamazogullari, CFA	None

ING FMRSM Diversified Mid Cap Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMRSM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Tom Allen	2	$8,974	0	$0	4	$767

There were no accounts managed with performance-based advisory fees.

Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMRSM or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Compensation Structure of Portfolio Manager

Tom Allen is the portfolio manager of FMRSM Diversified Mid Cap and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMRSM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMRSM or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of other FMRSM equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMRSM. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the S&P Mid Cap 400 Index and the fund’s pre-tax investment performance within the Lipper MidCap Objective and the Morningstar Mid-Cap Blend Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMRSM Corp., FMRSM’s parent company. FMRSM Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Tom Allen	None

ING FMRSM Equity Income Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMRSM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ciaran O’Neill	3	$1,746	2	$484	7	$1,671

There were no accounts managed with performance-based advisory fees.

Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMRSM or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the portfolio may outperform the securities selected for the portfolio. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the portfolio’s Code of Ethics.

Compensation Structure of Portfolio Manager

Ciaran O’Neill is the portfolio manager of FMRSM Equity Income and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMRSM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMRSM or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index, and (ii) the investment performance of a broad range of other FMRSM equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMRSM. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the Russell 1000 Value. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMRSM Corp., FMRSM’s parent company. FMRSM Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Ciaran O’Neill	None

ING FMRSM Large Cap Growth Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMRSM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bahaa W. Fam	7	$2,367	5	$2,102	7	$1,426

There were no accounts managed with performance-based advisory fees.

Potential Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMRSM or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Compensation Structure of Portfolio Manager

Bahaa W. Fam is the portfolio manager of FMRSM Large Cap Growth and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMRSM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMRSM or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts managed by FMRSM or an affiliate. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure or those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMRSM. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the Russell 1000® Growth Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMRSM Corp., FMRSM’s parent company. FMRSM Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Bahaa W. Fam	None

ING FMRSM Mid Cap Growth Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMRSM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bahaa W. Fam	7	$2,466	5	$2,102	7	$1,426

There were no accounts managed with performance-based advisory fees.

Potential Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMRSM or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Compensation Structure of Portfolio Manager

Bahaa W. Fam is the portfolio manager of FMRSM Large Cap Growth and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMRSM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMRSM or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts managed by FMRSM or an affiliate. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure or those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMRSM. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the Russell 1000® Growth Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMRSM Corp., FMRSM’s parent company. FMRSM Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Bahaa W. Fam	None

ING FMRSM Small Cap Equity Portfolio

Sub-Adviser

Fidelity Management & Research Company (“FMRSM”)

Other Managed Accounts

The following table shows the number of accounts and total assets managed by the portfolio manager as of July 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas Hense	1	$1,089	1	$214	6	$902

None of the accounts has a performance-based fee.

Potential Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflict of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMRSM or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Compensation Structure of Portfolio Manager

Tom Hense is the portfolio manager of FMRSM Small Cap Equity and receives compensation for his services. As of December 31, 2006, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMRSM or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMRSM or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s master accounts relative to a benchmark index assigned to each master account and (ii) the investment performance of a broad ranger of other equity funds and accounts managed by FMRSM or an affiliate. The pre-tax investment performance of the portfolio manager’s master accounts is weighted according to his tenure on those master accounts and the average asset size of those master accounts over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those master accounts over a measurement period that initially is contemporaneous with his tenure, but eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMRSM. The portion of the portfolio manager’s bonus that is linked to the investment performance of the master account for the international investment discipline in which ING FMRSM Small Cap Equity Portfolio is invested is based on the master account’s pre-tax investment performance measured against the Russell 2000® Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMRSM Corp., FMRSM’s parent company. FMRSM Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Portfolio Manager Ownership of Securities

The following table shows the dollar amount range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Thomas Hense	None

ING Franklin Income Portfolio

Sub-Adviser

Franklin Advisers, Inc. (“Franklin”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Charles B. Johnson	4	$58.0	2	$0.8	0	$0
Edward D. Perks	8	$61.0	3	$8.3	0	$0

None of the accounts have a performance-based fee.

Potential Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts.

The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation structure of Portfolio Managers

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (“Franklin Resources”) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•                  Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•                  Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•                  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Charles B. Johnson	None
Edward D. Perks	None

ING Franklin Mutual Shares Portfolio

Sub-Adviser

Franklin Mutual Advisers, LLC (“Franklin Mutual Advisers”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Peter Langerman	4	$27.1	2	$2,136.6	0	$0
F. David Segal	4	$27.1	2	$323.7	0	$0
Deborah A. Turner, CFA	4	$27.1	1	$76.2	0	$0

None of the accounts have a performance-based fee.

Potential Conflicts of Interest

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation structure of Portfolio Managers

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•                  Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

•                  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•                  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Peter Langeman	None
F. David Segal	None
Deborah A. Turner, CFA	None

ING Global Real Estate Portfolio

Sub-Adviser

ING Clarion Real Estate Securities L.P. (“INGCRES”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts**	Total Assets (in millions)
T. Ritson Ferguson, CFA	18	$15,134.2	6	$395.4	57	$4,265.1
Steven D. Burton, CFA	18	$15,134.2	6	$395.4	57	$4,265.1
Joseph T. Smith, CFA	18	$15,134.2	6	$395.4	57	$4,265.1

*6 Accounts with total assets of $394,454,630 have a performance-based fee.

** Includes 5 non-affiliated separate account institutional clients with performance-based fees.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflict may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

Compensations Structure of Portfolio Managers

There are three pieces of compensation for portfolio managers – fixed based salary, bonus and deferred compensation. Fixed based salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

T. Ritson Ferguson, CFA	None
Steven D. Burton, CFA	None
Joseph T. Smith, CFA	None

ING Global Resources Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Anthony Socci	6	$1,373,576,936	0	$0	0	$0
James A. Vail	6	$1,373,576,936	0	$0	0	$0

There were no accounts for which advisory fee is based on performance.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account.

Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Anthony Socci	None
James A. Vail	None

ING Global Technology Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets
Michael Pytosh	1	$113,600,262	0	$0	1	$22,215,093
Kei Yamamoto, CFA	1	$113,600,262	0	$0	0	$0

There were no accounts for which advisory fee is based on performance.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the S&P’s 500® Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Michael Pytosh	None
Kei Yamamoto, CFA	None

ING International Growth Opportunities Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Uri Landesman	2	$321,611,374	0	$0	0	$0

There were no accounts for which advisory fee is based on performance.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary and (b) bonus, which is based on ING IM performance, one and three year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the MSCI EAFE® Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for mutual fund accounts managed by the team.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Uri Landesman	None

ING Janus Contrarian Portfolio

Sub-Adviser

Janus Capital Management LLC (“Janus Capital”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Decker	3	$4,550,896,598	*	0	$0	2	$14,947,389

*2 of the accounts included in the total, consisting of $4,535,022,540 of the total assets in the category, have a performance-based advisory fee.

Potential Conflicts of Interest

As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Compensation Structure of Portfolio Manger

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2006.

The portfolio manager is compensated by Janus Capital for managing the Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation. Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation. Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of the three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Portfolio’s Lipper peer group for compensation purposes is the Multi-Cap Core Funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

David Decker	None

ING JPMorgan Emerging Markets Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Austin Forey	1	$450	8	$7,781	(1)	4	$2,506	(2)
Ashraf El Ansary	1	$450	8	$7,781	(1)	4	$2,286	(3)
Greg Mattiko, CFA	0	$0	0	$0		0	$0

(1) 1 accounts with $869 million in assets under management receives a performance-based fee.

(2) 2 accounts with $323 million in assets under management receive a performance-based fee.

(3) 2 accounts with $209 million in assets under management receive a performance-based fee.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Austin Forey	None
Ashraf El Ansary	None
Greg Mattiko, CFA	None

ING JPMorgan Small Cap Core Equity Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Chris T. Blum	14	$3,986	7	$861	(1)	9	$567
Dennis Ruhl	14	$3,986	7	$861		9	$567
Glenn Gawronski	2	$933	0	$0		0	$0

(1) 1 account with $29 million in assets under management receives a performance-based fee.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Mangers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Chris T. Blum	None
Dennis Ruhl	None
Glenn Gawronski	None

ING JPMorgan Value Opportunities Portfolio

Sub-Adviser

J.P. Morgan Investment Management Inc. (“JPMorgan”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bradford L. Frishberg	4	$2,614	2	$198	7	$462
Alan H. Gutmann	4	$2,614	2	$198	7	$462

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Bradford L. Frishberg	None
Alan H. Gutmann	None

ING Julius Baer Foreign Portfolio

Sub-Adviser

Julius Baer Investment Management LLC (“JBIM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Rudolph-Riad Younes	9	$28,647,086,409	9	$6,201,438,711	74	$15,086,479,491
Richard Pell	9	$28,128,108,290	11	$6,253,251,440	69	$14,615,026,839

* Of the “Other Accounts” 3 accounts with assets of $1,087,620,679  million include a performance-based advisory fee.

Potential Conflicts of Interest

Generally, JBIM does not recommend securities to clients that it buys or sells for itself. However, JBIM may recommend securities to clients that it may buy or sell, or which its affiliates or related persons may buy or sell, for accounts in which JBIM or its affiliates or related persons may have a beneficial interest. These types of accounts will be managed in the same manner as other accounts over which JBIM has discretion.

JBIM and its affiliates have personal trading policies and procedures in place designed to monitor and protect the interests of their clients. JBIM has adopted a Code of Ethics, which include guidelines respecting transactions in securities recommended to its clients and clear rules governing employee personal trading and accounts. These rules are incorporated into JBIM’s Employees Code of Ethics Manual, which is received and certified by each employee when they are hired, and on an annual basis thereafter. We also have procedures in place for both pre-trade and post-trade compliance. The Legal and Compliance Department receives copies of all confirms and quarterly/monthly statements for covered employees.

On accounts as to which JBIM has investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature being affected for the investment advisory client until such client has completed his transaction. On accounts in which JBIM does not have investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature recommended to the investment advisory client for a reasonable period after making the recommendation, taking into consideration the market conditions in the security, knowledge that the investment advisory client does not intend to follow the JBIM’s recommendations, whichever shall occur first, or in the event the client accepts JBIM’s recommendation, until the client’s transaction is completed.

In any event, JBIM personnel are prohibited from buying or selling securities which are recommended to its clients (a) where such purchase or sale would affect the market price of such securities, or (b) where such purchase or sale is made in anticipation of the effect of such recommendation on the market price. JBIM cannot effectively impose restrictions on security transactions by affiliated persons of JBIM who are not employed by JBIM.

Compensation Structure of Portfolio Managers

The combination of our corporate culture and highly competitive salary/bonus structure is the primary reason for the low turnover of professionals in our firm. Each member is paid a highly competitive base salary with the opportunity to earn an unlimited bonus based upon contribution to the team, organizational profitability and strategy performance. Beyond this structure and our generous benefits package, two programs exist to promote long-term employee commitment and foster coherence of the various entities within the Julius Baer Group. The Julius Baer Group’s compensation/incentive programs are as follows:  a long-term retirement plan and a confidential long-term stock option incentive plan.

In May 2004, JBIM took steps to ensure continuity within the business line. The firm initiated a change to the legal structure from a corporation to a limited liability company, which allows key personnel to participate directly in the business. This structure aligns the long-term economic interests of key employees with those of the company as well as provides economic disincentives for key employees to depart.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Rudolph-Riad Younes	None
Richard Pell	None

ING Legg Mason Value Portfolio

Sub-Adviser

Legg Mason Capital Management, Inc. (“Legg Mason”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Mary Chris Gay	6	$3.5	20	**	$9	0	$0

** 1 of the 20 accounts with total assets of $311 million receives a performance-based advisory fee.

Potential Conflicts of Interest

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest. Legg Mason has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Compensation Structure of Portfolio Managers

The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the portfolio manager (these are a function of performance, retention of assets, and flows of new assets), the portfolio manager’s contribution to the investment adviser’s research process, and trends in industry compensation levels and practices.

The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager’s contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Mary Chris Gay	None

ING Limited Maturity Bond Portfolio

Sub-Adviser

ING Investment Management Co (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James B. Kauffmann*	44	$7,011,958,764	21	$3,982,935,259	34	$10,535,888,014

*1 account with $ 325,427,103 in assets under management receives a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Mangers

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

James B. Kauffmann	None

ING Liquid Assets Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Yealy	15	$4,631,814,035	3	$164,835,876	1	$53,349,485

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

David S. Yealy	None

ING Lord Abbett Affiliated Portfolio

Sub-Adviser

Lord, Abbett & Co. LLC (“Lord Abbett”)

Other Managed Accounts

As stated in the prospectus, Lord Abbett uses a team of investment advisers and analysts acting together to manage the investments of the portfolio.

Eli M. Salzmann and Sholom Dinsky head the ING Lord Abbett Affiliated Portfolio team and are primarily and jointly responsible for the day-to-day management of the portfolio.

The following table indicates for the Portfolio as of December 31, 2006:  (1) the number of other accounts managed by each investment adviser who is primarily and/or jointly responsible for the day-to-day management of that Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The

Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans† (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries†† unaffiliated with Lord Abbett. (The data shown below are approximate.)

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of ccounts		Total Assets (in millions)
Eli M. Salzmann	10	$28,192	9	$791.8	45,132	*	$19,032.78	*
Sholom Dinsky	10	$28,192	9	$791.8	45,132	*	$19,032.78	*

*Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $262.9 million in total assets.

Potential Conflicts of Interest

Conflicts of interest may arise in connection with the investment advisers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment adviser potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment advisers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation Structure of Portfolio Managers

Lord Abbett compensates its investment advisers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account, the investment adviser’s experience, reputation, and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment adviser’s investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment adviser’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the

† “Retirement and Benefit Plans” include qualified and nonqualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

†† “Financial Intermediaries” include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

investment adviser’s assets under management, the revenues generated by those assets, or the profitability of the investment adviser’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment advisers on the impact their portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment adviser’s profit-sharing account are based on a percentage of the investment adviser’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Manager Ownership of Securities

The following table indicates for the Portfolio the dollar range of shares beneficially owned by each investment adviser who is primarily and/or jointly responsible for the day-to-day management of that Portfolio, as of December 31, 2006. This table includes the value of shares beneficially owned by such investment advisers through 401(k) plans and certain other plans or accounts, if any:

Dollar Range of
Portfolio Manager	Portfolio Shares Owned

Eli M. Salzmann	None
Sholom Dinsky	None

ING Marsico Growth Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas F. Marsico	36	$34,362,608,000	14	$2,261,199,000	$189	$28,219,010,000

*1 of the “Other Accounts” is a wrap fee platform which includes 32,572 underlying accounts for total assets of $12,512,700,000.

Potential Conflicts of Interest

Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the ING Marsico Growth Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

Compensation Structure of Portfolio Managers

Marsico’s portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s Investment Team, contributions to Marsico’s overall investment performance, discrete securities analysis and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Thomas F. Marsico	None

ING Marsico International Opportunities Portfolio

Sub-Adviser

Marsico Capital Management, LLC (“Marsico”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James G. Gendelman	18	$10,193,517,000	0	$0	10	$1,182,128,000

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including ING Marsico International Opportunities Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marciso’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

Compensation Structure of Portfolio Managers

Marsico’s portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Gendelman’s compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s Investment Team, contributions to Marsico’s overall investment performance, discrete securities analysis and other factors.

In addition to his salary and bonus, the portfolio manager may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

James G. Gendelman	None

ING MFS Total Return Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Brooks Taylor	7	$ 22.5 billion	0	N/A	0	N/A
Kenneth J. Enright	10	$ 23.5 billion	0	N/A	1	$ 1.7 billion
Steven R. Gorham	23	$ 36.0 billion	2	$ 1.3 billion	22	$ 9.6 billion
Michael W. Roberge	10	$ 24.9 billion	1	$ 86.0 million	2	$ 57.1 million
Richard O. Hawkins, CFA	11	$ 25.1 billion	0	N/A	1	$ 40.9 million
William P. Douglas	7	$ 22.5 billion	0	N/A	0	N/A
Nevin P. Chitkara	23	$ 36.0 billion	2	$ 1.3 billion	22	$ 9.6 billion

None of these accounts receive a performance based fee.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio – for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation Structure of Portfolio Managers

Portfolio manager total cash compensation is a combination of base and performance bonus:

Base Salary – Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

•                  The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

•                  The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Brooks A. Taylor	None
Kenneth J. Enright	None
Steven R. Gorham	None
Michael W. Roberge	None
Richard O. Hawkins, CFA	None
William P. Douglas	None
Nevin P. Chitkara	None

ING MFS Utilities Portfolio

Sub-Adviser

Massachusetts Financial Services Company (“MFS”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Maura A. Shaughnessy	5	$5.1	0	N/A	0	N/A
Robert D. Person	13	$9.4	2	$360.9	1	$20.9

None of these accounts receives a performance based fee

Potential conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio – for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation Structure of Portfolio Managers

Portfolio manager total cash compensation is a combination of base and performance bonus:

Base Salary – Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

•                  The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

•                  The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Maura A. Shaughnessy	None
Robert D. Persons	None

ING Oppenheimer Main Street Portfolio®

Sub-Adviser

OppenheimerFunds, Inc. (“OppenheimerFunds”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Numberof Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Nikolaos Monoyios	16	$30.64	1	$33.20	0	$0
Marc Reinganum	7	$17.03	0	$0	0	$0

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

As indicated above, each of the portfolio managers also manage other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OppenheimerFunds have the same management fee. If the management fee structure of another fund is more advantageous to OppenheimerFunds than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund. However, OppenheimerFunds’ compliance procedures and Code of Ethics recognize OppenheimerFunds’ fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation Structure of Portfolio Managers

The Portfolio’s portfolio managers are employed and compensated by OppenheimerFunds not the Portfolio. Under OppenheimerFunds’ compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. OppenheimerFunds’ compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2006, each portfolio manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds’ holding company parent. Senior portfolio managers may also be eligible to participate in the OppenheimerFunds’ deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds attract and retain talent. The annual discretionary bonus is determined by senior management of the OppenheimerFunds and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the portfolio managers.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Nikolaos Monoyios	None
Marc Reinganum	None

ING PIMCO Core Bond Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts(2)	Total Assets (in millions)
William Gross	34	$127,597	20	$7,688	64	$41,624

(1)   3 of these accounts (with combined assets of $739 million) receive a performance-based fee.

(2)  22 of these accounts (with combined assets of $19,619 million) receive a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Compensation Structure of Portfolio Managers

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers.

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”) and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

William Gross	None

ING PIMCO High Yield Portfolio

Sub-Adviser

Pacific Investment Management Company LLC (“PIMCO”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts(1)	Total Assets (in millions)
Mark T. Hudoff	1	$57	18	$6,007	13	$2,224

(1)   1 of these accounts (with assets of $54 million) receives a performance-based fee.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Compensation Structure of Portfolio Manager

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers.

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”) and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, Mark Hudoff receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Hudoff received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Mark Hudoff	None

ING Pioneer Equity Income Portfolio

Sub-Adviser

Pioneer Investment Management, Inc (“Pioneer”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John A. Carey	10	$11,368,331,000	33	$1,883,897,000	2	$184,145,000
Walter Hunnewell, Jr.	10	$11,368,331,000	33	$1,883,897,000	2	$184,145,000

(1)   Of the 10 accounts 1 with total assets of $7,918,558,000 has an advisory fee based on performance.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation Structure of Portfolio Managers” below.

•                  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but it intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rate basis. Although, Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•                  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•                  A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•                  A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance. Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•                  Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Portfolio, is the Russell 1000 Value Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager’s competitive universe.

•                  Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•                  Company Results and Business Line Results. Pioneer’s financial performance, as well as the investment performance of its investment management group affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.P.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

John A. Carey	None
Walter Hunnewell, Jr.	None

ING Pioneer Fund Portfolio

Sub-Adviser

Pioneer Investment Management, Inc (“Pioneer”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John A. Carey	10	$11,368,331,000	3	$1,883,897,000	2	$184,145,000
Walter Hunnewell, Jr	10	$11,368,331,000	3	$1,883,897,000	2	$184,145,000

*1 of these accounts with assets of $ 7,918,558,000 receives a performance-based fee.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation Structure of Portfolio Managers” below.

•                  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•                  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•                  A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•                  A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance. Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•                  Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Portfolio, is the S&P 500® Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager’s competitive universe.

•                  Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•                  Pioneer Results and Business Line Results. Pioneer’s financial performance, as well as the investment performance of its investment management group affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.P.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

John A. Carey	None
Walter Hunnewell, Jr.	None

ING Pioneer Mid Cap Value Portfolio

Sub-Adviser

Pioneer Investment Management, Inc (“Pioneer”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Timothy Horan*	5	$3,245,453,000	1	$876,8 67,000	4	$64,678,000
J. Rodman Wright**	6	$7,680,590,000	2	$1,213,014,000	4	$64,678,000

*1 of these accounts with assets of $ 2,764,789,000 receives a performance-based fee.

**2 of these accounts with assets of $ 7,184,715,000 receives a performance-based fee.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation Structure of Portfolio Managers” below.

•                  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•                  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•                  A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•                  A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance. Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•                  Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Portfolio, is the S&P 500® Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager’s competitive universe.

•                  Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•                  Pioneer Results and Business Line Results. Pioneer’s financial performance, as well as the investment performance of its investment management group affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.P.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Timothy Horan	None
J. Rodman Wright	None

ING Stock Index Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Omar Aguilar, Ph.D.	70	$9,905,720,786	13	$765,190,020	37	$5,761,986,166

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Manager

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Omar Aguilar, Ph.D.	None

ING T. Rowe Price Capital Appreciation Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions) **	Number of Accounts	Total Assets (in millions) **	Number of Accounts	Total Assets (in millions)**
Jeffrey W. Arricale, CPA*	3	$10,708.5	1	$106.9	0	$0
David R. Giroux, CFA*	3	$10,708.5	1	$106.9	0	$0

*Assets of the Capital Appreciation strategy are jointly managed by David Giroux and Jeffrey Arricale, each having a shared responsibility in managing the assets of the portfolios.

** Please note that the portfolio managers named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure of Portfolio Managers” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio managers.

Compensation Structure of Portfolio Managers

Portfolio managers’ compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex., S&P 500® Index) and an applicable Lipper Index (ex., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Portfolio Managers’ Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Jeffrey W. Arricale, CPA	None
David R. Giroux, CFA	None

ING T. Rowe Price Equity Income Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions) *	Number of Accounts	Total Assets (in millions) *	Number of Accounts	Total Assets (in millions)*
Brian C. Rogers	14	$32,699.1	2	$489.4	16	$1,621.1

* Please note that the portfolio manager named above did not manage any accounts for which advisory fees are based on performance.

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure of Portfolio Managers” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation Structure of Portfolio Manager

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex., S&P 500® Index) and an applicable Lipper Index (ex., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Brian C. Rogers	None

ING Templeton Global Growth Portfolio

Sub-Adviser

Templeton Global Advisors Limited (“Templeton Global Advisors”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions) (1)	Number of Accounts	Total Assets (in billions) (1)	Number of Accounts	Total Assets (in billions) (1)
Murdo Murchison	8	$68.5	5	$14.8	10	$2.3
Jeffrey A. Everett	8	$66.2	11	$17.6	9	$2.1
Lisa F. Myers	7	$49.9	10	$13.3	2	$2.2

None of the accounts have a performance-based fee.

(1)          Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be substantially lower amount.

Potential Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a Code of Ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Structure of Portfolio Manager

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3- and 5- preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•                  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•                  Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•                  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Murdo Murchison	None
Jeffrey A. Everett	None
Lisa F. Myers	None

ING UBS U.S. Allocation Portfolio

Sub-Adviser

UBS Global Asset Management (Americas) Inc. (“UBS”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian D. Singer	7	$9,442*	10**	$10,231	27	$3,140

*This number includes assets managed for Funds that are invested in other affiliated registered investment companies.

**One account with a total of approximately $183 million has an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

The management of the Portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Portfolio. The portfolio manager and his team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes of Ethics will adequately address all such conflicts.

Compensation Structure of Portfolio Managers

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

•                  Competitive salary, benchmarked to maintain competitive compensation opportunities.

•                  Annual bonus, tied to individual contributions and investment performance.

•                  UBS equity awards, promoting company-wide success and employee retention.

•                  Partnership Incentive Program (“PIP”), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals’ interests with those of our clients.

UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through “Equity Plus”. This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm’s success, and helps to maximize our integrated business strategy.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Brian D. Singer	None

ING Van Kampen Capital Growth Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dennis Lynch	31	$16,663,990,644	5	$1,029,850,840	8762	$2,199,648,631
David Cohen	32	$16,972,626,368	4	$1,017,849,273	8760	$2,099,477,839
Sam Chainani	32	$16,972,626,369	4	$1,017,849,273	8760	$2,099,477,839
Alexander Norton	31	$16,633,990,644	4	$1,017,849,273	8760	$2,099,477,839

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley’s Long Term Incentive Compensation awards— a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (“IMAP”) awards— a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

•   Voluntary Deferred Compensation Plans— voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Sub-Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Dennis Lynch	None
David Cohen	None
Sam Chainani	None
Alexander Norton	None

ING Van Kampen Global Franchise Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Hassan Elmasry	8	$3,984,681,970	5	$4,072,945,297	16	$2,185,416,909
Paras Dodhia	4	$3,124,297,005	—	—	—	—
Michael Allison	4	$3,124,297,005	—	—	—	—
Jayson Vowles	4	$3,124,297,005	—	—	—	—

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley’s Long Term Incentive Compensation awards— a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (“IMAP”) awards— a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

•   Voluntary Deferred Compensation Plans— voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Sub-Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Hassan Elmasry	None
Paras Dodhia	None
Michael Allison	None
Jayson Vowles	None

ING Van Kampen Growth And Income Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James A. Gilligan	18	$37,093,529,535	—	—	37	$8,912,923,210
Thomas Bastain	18	$37,093,529,535	—	—	4	$633,098,429
Mark Laskin	1	$200,448,769	—	—	—	—
Sergio Marcheli	18	$37,093,529,535	—	—	4	$633,098,429
James O. Roeder	18	$37,093,529,535	—	—	4	$633,098,429

None of the Accounts Managed are subject to performance fees.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley’s Long Term Incentive Compensation awards— a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (“IMAP”) awards— a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

•  Voluntary Deferred Compensation Plans— voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Sub-Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

James A. Gilligan	None
Thomas Bastian	None
Mark Laskin	None
Sergio Marcheli	None
James O. Roeder	None

ING Van Kampen Real Estate Portfolio

Sub-Adviser

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (1)
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Theodore R. Bigman	13	$11,562,283,247	7	$3,169,559,189	1,122	$5,668,977,023

(1)          Of these other accounts, 1 account with a total of approximately $ 717,777,292  million in assets had performance based fees.

Potential Conflicts of Interest

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley’s Long Term Incentive Compensation awards– a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (“IMAP”) awards— a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

•  Voluntary Deferred Compensation Plans— voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Sub-Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Theodore R. Bigman	None

ING VP Index Plus International Equity Portfolio

Sub-Adviser

ING Investment Management Advisers, B.V. (“IIMA”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Carl Ghielen	11	$912	1	$95	1	$35
Martin Jansen	8	$339	1	$97	1	$37

None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts and other pooled investment vehicles. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation Structure of Portfolio Managers

Within INGIM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which is based on INGIM Europe’s (IIMA is one of the legal entities of INGIM Europe) performance as well as 1 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks performance. In addition, the portfolio managers are offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Group.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the INGIM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. INGIM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall INGIM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall INGIM Europe performance and 80% attributable to their specific team results.

The portfolio managers participate in ING’s Pension, Retirement plans, which are available to almost all salaried employees in the firm.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned

Carl Ghielen	None
Martin Jansen	None

ING Wells Fargo Disciplined Value Portfolio

Sub-Adviser

Wells Capital Management, Inc (“Wells Capital Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Costomiris, CFA	5	$2.382	1	$41	0	$0

None of these accounts are subject to performance fees.

Potential Conflicts of Interest

As an investment adviser, Wells Capital Management has fiduciary responsibilities to act in the best interests of its clients. Such duties include: (1) reasonable and independent basis for its investment advice; (2) seeking best price execution for clients’ securities transactions, ensuring that the investment advice is suitable to the client’s objectives; and (3) refraining from engaging in personal securities transactions inconsistent with client interests.

Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

Compensation Structure of Portfolio Managers

Wells Capital Management has a comprehensive and competitive compensation program. Wells Capital Management use annual surveys to reassess salary points, bonuses and deferred compensation.

Compensation for portfolio managers is geared toward relative investment performance within acceptable risk parameters and may reflect net asset changes. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Wells Capital Management custom-tailor personal scorecards to measure positive contributions to relative investment results. Wells Capital Management preset ranges so incentive opportunities are known and measured continually.

Talented investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients, and provides direct participation in the growth and success of the company and its clients.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned
Robert J. Costomiris, CFA	$1-$10,000

ING Wells Fargo Small Cap Disciplined Portfolio

Sub-Adviser

Wells Capital Management, Inc (“Wells Capital Management”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert J. Costomiris, CFA	5	$2.498	1	$41	0	$0

None of these accounts are subject to performance fees.

Potential Conflicts of Interest

As an investment adviser, Wells Capital Management has fiduciary responsibilities to act in the best interests of its clients. Such duties include: (1) reasonable and independent basis for its investment advice; (2) seeking best price execution for clients’ securities transactions, ensuring that the investment advice is suitable to the client’s objectives; and (3) refraining from engaging in personal securities transactions inconsistent with client interests.

Wells Capital Management’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

Compensation Structure of Portfolio Managers

Wells Capital Management has a comprehensive and competitive compensation program. Wells Capital Management use annual surveys to reassess salary points, bonuses and deferred compensation.

Compensation for portfolio managers is geared toward relative investment performance within acceptable risk parameters and may reflect net asset changes. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Wells Capital Management custom-tailor personal scorecards to measure positive contributions to relative investment results. Wells Capital Management preset ranges so incentive opportunities are known and measured continually.

Talented investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients, and provides direct participation in the growth and success of the company and its clients.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Manager	Fund Shares Owned
Robert J. Costomiris, CFA	$1-$10,000

EXPENSE LIMITATION AGREEMENT

The Advisers have entered into expense limitation agreements with the Portfolios listed below pursuant to which the Advisers have agreed to waive or limit their fees. In connection with this agreement, the Advisers will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Advisers) do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Advisers within three years.

Portfolio	ADV Class	Class I	Class S	Service 2
BlackRock Inflation Protected Bond	1.23%	0.63%	0.88%	N/A
Disciplined Small Cap Value	1.35%	0.75%	1.00%	1.15%
EquitiesPlus	1.00%	0.40%	0.65%	0.80%
FMRSM Large Cap Growth	1.28%	0.68%	0.93%	1.08%
FMRSM Small Cap Equity	1.60%	1.00%	1.25%	1.40%
FMRSM Equity Income	1.16%	0.56%	0.81%	0.96%
Franklin Income	1.44%	0.74%	0.99%	1.24%
Global Real Estate	1.50%	0.90%	1.15%	1.30%
Global Technology	1.65%	1.05%	1.30%	1.45%
JPMorgan Value Opportunities	1.13%	0.53%	0.78%	0.93%
Marsico International Opportunities	1.28%	0.68%	0.93%	1.08%
MFS Utilities	1.40%	0.80%	1.05%	1.20%
Pioneer Equity Income	1.29%	0.69%	0.94%	1.09%
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
VP Index Plus International Equity	1.15%	0.55%	0.80%	0.95%
Wells Fargo Small Cap Disciplined	1.47%	0.87%	1.12%	1.27%

The expense limitation agreements for each of the above listed portfolios provide that the expense limitations shall continue until May 1, 2008, except for Pioneer Equity Income Portfolio which will continue through May 1, 2010. These Portfolios’ expense limitation agreements are contractual and shall renew automatically for one-year terms unless the Advisers provide written notice of termination of the agreements to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreements may also be terminated by the Trust, without payment of any penalty, upon ninety (90) days’ prior notice to the Advisers at their principal place of business. Pursuant to a side agreement effective May 11, 2007, DSL has effected the following expense limits for Pioneer Fund through May 1, 2008:  (1) 0.685% for the Class I shares of the Portfolio; (2) 0.935% for the Class S shares of the Portfolio; (3) 1.085% for the Service Class shares of the Portfolio; and (4) 1.285% for the ADV Class shares of the Portfolio. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if DSL elects to renew it. Pursuant to a side agreement effective April 30, 2007, DSL has effected the following expense limits for ING Janus Contrarian Portfolio through May 1, 2009:  (1) 1.34% for the ADV Class shares of the Portfolio; (2) 0.74% for the Class I shares of the Portfolio; (3) 0.99% for the Class S shares of the Portfolio; and (4) 1.14% for Service 2 Class shares of the Portfolio. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if DSL elects to renew it. Pursuant to a side agreement effective April 30, 2007, DSL has effected the following expense limits for ING BlackRock Large Cap Growth Portfolio through May 1, 2009:  (1) 1.26% for ADV Class shares of the Portfolio; (2) 0.66% for Class I shares of the Portfolio; (3) 0.91% for Class S shares of the Portfolio; and (4) 1.06% for Service 2 Class shares of the Portfolio. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if DSL elects to renew it.

Also, DSL has voluntarily agreed to waive its rights to recoupment under Section 2 of the Expense Limitation Agreement between DSL and the Trust, dated January 1, 2005, as Amended and Restated January 1, 2007, for the ADV Class, Class I, and Class S, Service 2 Class shares of Global Technology. DSL waives its rights to recoupment for the period from January 1, 2006 through December 31, 2007.

Further, pursuant to an Expense Limitation Agreement, dated September 23, 2005, DSL has affected an operating expense limit of 1.04% for Class S of BlackRock Large Cap Growth Portfolio.

ADMINISTRATOR

ING Funds Services (“Administrator”) serves as Administrator for BlackRock Inflation Protected Bond, Disciplined Small Cap Value, EquitiesPlus, FMRSM Equity Income, FMRSM Large Cap Growth, FMRSM Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Pioneer Equity Income, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios (“Administrator Portfolios”), pursuant to the administration agreement with the Trust. Its principal place of business is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Subject to the supervision of the Board, the Administrator provides all administrative services necessary for the operation of the Administrator Portfolios except for those services performed by the Advisers under the Advisory Agreements, each Sub-Adviser under the respective sub-advisory agreements, if applicable, the Custodian for the Administrator Portfolios under the Custodian Agreement, the Transfer Agent under the Transfer Agency Agreement and such other service providers as may be retained by the Administrator Portfolios from time to time. The Administrator acts as a liaison among these service providers to the Administrator Portfolios. ING Funds Services also furnishes the Administrator Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of the Administrator Portfolios. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by other service providers. The Administrator is also responsible for monitoring the Administrator Portfolios’ compliance with applicable legal requirements and with their investment policies and restrictions for the Portfolios.

The administration agreement with ING Funds Services may be cancelled by the Trust on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Trust.

During periods when the Administrator Portfolios invest directly in investment securities, each pays the Administrator an annual fee, payable monthly in arrears, equal to 0.10% of average daily net assets. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Adviser.

The Administrator did not receive any fees on behalf of BlackRock Inflation Protected Bond, FMRSM Equity Income, FMRSM Small Cap Equity and Pioneer Equity Income, because these Portfolios had not commenced operations as of the fiscal year ended December 31, 2006.

For the fiscal year ended December 31, 2006, each Portfolio paid fees to the Administrator for administrative services in the amount set forth below.

PORTFOLIO	Fees (as a percentage of average net assets)	Fees received by the Administrator (in dollars)
Disciplined Small Cap Value(1)	0.10%	$33,954
EquitiesPlus(1)	0.10%	$87,257
Franklin Income(1)	0.10%	$78,511
Global Real Estate	0.10%	$60,863
FMRSM Large Cap Growth	0.10%	$486,324
JPMorgan Value Opportunities	0.10%	$281,969
Marsico International Opportunities	0.10%	$292,135
MFS Utilities	0.10%	$212,804
VP Index Plus International Equity	0.10%	$223,072
Wells Fargo Small Cap Disciplined	0.10%	$109,013

(1)  For the period from April 28, 2006 through December 31, 2006.

DISTRIBUTION OF TRUST SHARES

ING Funds Distributor, LLC (“ING Funds Distributor” or “Distributor”) serves as the Portfolios’ distributor and principal underwriter. ING Funds Distributor’s principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Funds Distributor is not obligated to sell a specific amount of the Portfolio’s shares. ING Funds Distributor bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by ING Funds Distributor in connection with the distribution or sale of the shares. ING Funds Distributor also serves as Adviser to the Trust and therefore is an affiliate to the Trust.

On December 31, 2006, an internal reorganization was undertaken in which the distribution functions for the ING

Funds were transferred from DSI, the predecessor to DSL, to ING Funds Distributor. As a result of this transfer, ING Funds Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.

The Trustees have classified shares of each of the Portfolios into four classes: ADV Class shares; Class I shares; Class S shares; and Service 2 Class shares. Liquid Assets and Stock Index Portfolios do not offer ADV Class shares. Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, the ADV Class, Class I, Class S and Service 2 shares have the features described below:

The ADV Class shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum. ING Funds Distributor has agreed to waive a portion of the distribution fee for ADV Class shares. The expense waiver will continue through at least May 1, 2008, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.35% (not to exceed 0.50% under the current 12b-1 Plan) in the future.

The Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

The Class S shares are not subject to an initial sales charge, contingent deferred sales charge or Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

The Service 2 shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum. ING Funds Distributor has agreed to waive a portion of the distribution fee for Service 2 shares. The expense waiver will continue through at least May 1, 2008, but in any event, the Trust will notify shareholders if it intends to pay ING Funds Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

Distribution Plan for Service 2 shares only:

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) on behalf of the Service 2 shares of the Portfolios (the “12b-1 Portfolios”).

The 12b-1 Plan provides that the Service 2 shares of the 12b-1 Portfolios shall pay a distribution fee (the “Distribution Fee”), for distribution services including payments to ING Funds Distributor, at annual rates not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The 12b-1 Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the 12b-1 Plan.

Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are directly linked to its expenses). The Service 2 shares of the 12b-1 Portfolios are liable for any distribution expenses incurred in excess of the Distribution Fee paid for a period of 3- years. Each 12b-1 Portfolio’s Service 2 shares are entitled to exclusive voting rights with respect to matters concerning the 12b-1 Plan.

The 12b-1 Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company’s variable contract owners during that quarterly period. Expenses payable pursuant to the 12b-1 Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios’ shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios’ investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; and (g) financing any other activity that the Board determines is primarily intended to result in the sale of the 12b-1 Portfolios’ shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the 12b-1 Plan. The 12b-1 Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the 12b-1 Plan, cast in-person at a meeting called for that purpose. The 12b-1 Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios. The 12b-1 Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios. Once terminated, no further payments shall be made under the 12b-1 Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The 12b-1 Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios. These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios’ shares, an enhancement in the 12b-1 Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.

As of the fiscal year ended December 31, 2006, Service 2 Class shares of Disciplined Small Cap Value, PIMCO High Yield, Marsico International Opportunities, MFS Utilities, Pioneer Fund, Pioneer Mid Cap Value and Stock Index Portfolios had not commenced operations. As a result, no payments for these Portfolios were made under the 12b-1 Plan during 2006.

Shareholder Service Plan for Class S and Service 2 shares only:

Effective January 1, 2007, the Trust entered into a shareholder service plan (“Shareholder Service Plan”) on behalf of the Class S and Service 2 shares of the Trust. Under the Shareholder Service Plan, ING Funds Distributor (the “Shareholder Services Agent”) has agreed to provide certain services including, but not limited to, the following: teleservicing support in connection with existing investments in the Portfolios; delivery and responding to inquiries respecting Trust Prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolios; facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Trust, its transfer agent, or the Shareholder Servicing Agent as may be reasonably requested; provision of support services including providing information about the Trust and its Portfolios and answering questions respecting the Trust and its Portfolios, including questions respecting variable contact owners’ interest in one or more Portfolios; and provide such other related services as the Portfolios or a shareholder may request. The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Shareholder Service Plan, the Shareholder Servicing Agent receives from each Portfolio’s Service 2 and Class S shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio’s shares.

Shareholder Service and Distribution Plan for ADV class shares:

The Trust has adopted a Shareholder Service and Distribution Plan (the “Service and Distribution Plan”) for the ADV Class shares dated May 29, 2003. Under the Plan the Trust may pay to DSL a shareholder service fee ( “Service Fee”) at the rate of 0.25%, on an annualized basis, of the average daily net assets of the Portfolios’ ADV Class shares. The Service Fee may be used to pay for shareholder services provided to the Portfolios. The Service and Distribution Plan provides that the ADV Class shares of the Portfolios shall pay a Distribution Fee for distribution services, including payments to ING Funds Distributor, at annual rates not to exceed 0.50% of the average daily net assets of such Portfolios for distribution services. The Service and Distribution Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the ADV Class shares of the Portfolios and for shareholder services provided by securities dealers (including ING Funds Distributor) and other financial intermediaries and plan administrators (“financial service firms”).

Since the Service Fees and Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Service and Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

Shareholder services payable under the Service and Distribution Plan include, but are not limited to, the following costs:  (a) acting as the shareholder of record; processing purchase and redemption orders; (b) maintaining participant account records; (c) answering participant questions regarding the Portfolios; (d) facilitating the tabulation of shareholder votes in the event of a meeting; (e) conveying information with respect to Portfolio shares purchased and redeemed and share balances to the Portfolios and to service providers; (f) providing shareholder support services; and (g) providing other services to shareholders, plan participants, plan sponsors and plan administrators. ING Funds Distributor may subcontract with other parties for the provision of shareholder, plan sponsor or plan participant support services.

Distribution expenses payable pursuant to the Service and Distribution Plan include, but are not limited to, the following costs:  (a) processing new shareholder account applications; (b) preparing and transmitting to the Portfolios’

Transfer Agent computer processable tapes of all transactions by customers; (c) and serving as the primary source of information to customers in providing information and answering questions concerning the Portfolios and their transactions with the Portfolios; (d) providing other services to shareholders, plan participants, plan sponsors and plan administrators. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Service and Distribution Plan. The Service and Distribution Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Service and Distribution Plan, cast in-person at a meeting called for that purpose.

The Service and Distribution Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios. The Service and Distribution Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolios without the approval of a majority of the outstanding shares of each of the Portfolios. Once terminated, no further payments shall be made under the Service and Distribution Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Service and Distribution Plan was adopted because of its anticipated benefit to the Portfolios. These anticipated benefits include increased promotion and distribution of the Portfolios’ shares, an enhancement in the Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolios.

As of the fiscal year ended December 31, 2006, the ADV Class shares for PIMCO High Yield, Global Resources, Global Technology, International Growth Opportunities, Templeton Global Growth, Van Kampen Global Franchise, Capital Guardian U.S. Equities, Disciplined Small Cap Value, Equities Plus, Evergreen Health Sciences, Evergreen Omega, FMRSM Mid Cap Growth, Janus Contrarian, Pioneer Fund and Van Kampen Capital Growth Portfolios had not commenced operations. As a result, no payments for these Portfolios were made under the Service and Distribution Plan during 2006.

Distribution and Shareholder Service Fee Amounts Paid

For the fiscal year ended December 31, 2006, the Shareholder Services Agent received fees from the ADV Class, Service 2 and Class S shares of certain Portfolios in the amounts set forth below. Additionally, the Distributor received distribution fees in connection with the costs of promotion and distribution-related expenses for the ADV Class, Class I, Service Class and Service 2 shares of certain Portfolios for the fiscal year ended December 31, 2006 as set forth below. The Distributor in turn re-allocated the 12b-1 fees it received to various affiliated Insurance Companies who offer ADV Class and Service 2 shares through variable annuity or variable life insurance or other qualified retirement plan products.

Because BlackRock Inflation Protected Bond, FMRSM Equity Income, FMRSM Small Cap Equity, Franklin Mutual Shares and Pioneer Equity Income Portfolios had not commenced operations as of December 31, 2006, payments have not been made under the Plan, the Shareholder Services Agreement or the Service and Distribution Plan. Because Class S shares and Service 2 Class shares of Stock Index Portfolio had not commenced operations as of December 31, 2006, payments have not been made under the Shareholder Services Agreement.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolios for the fiscal year ended December 31, 2006, were as follows:

Distribution Fees	Class S	Service 2	Class I	ADV Class
AllianceBernstein Mid Cap Growth
Advertising	$4,291	$154	$157	$0
Printing	$81,528	$2,919	$2,989	$0
Salaries & Commissions	$41,178	$1,491	$1,377	$0
Broker Servicing .	$19,978	$39,049	$583	$1
Miscellaneous	$67,834	$2,352	$1,730	$0
Total	$214,808	$36,965	$6,836	$1

BlackRock Large Cap Growth
Advertising	$1,373	$0	$4	$26
Printing .	$26,085	$0	$78	$485
Salaries & Commissions	$11,045	$56	$690	$226
Broker Servicing	$5,737	$28	$245	$10,948
Miscellaneous	$19,980	$1	$82	$399
Total	$64,220.80	$85	$1,099	$12,083

BlackRock Large Cap Value
Advertising	$500	$26	$322	$0
Printing	$9,504	$500	$6,111	$0
Salaries & Commissions	$6,519	$213	$2,504	$40
Broker Servicing	$2,656	$5,847	$1,222	$17
Miscellaneous	$8,212	$411	$5,101	$0
Total	$27,392	$6,998	$15,259	$57

Capital Guardian U.S. Equities
Advertising .	$4,657	$89	$0	N/A
Printing	$88,492	$1,685	$0	N/A
Salaries & Commissions	$44,451	$845	$0	NA
Broker Servicing	$20,674	$16,889	$0	N/A
Miscellaneous	$71,426	$1,342	$0	N/A
Total	$229,700	$20,850	$0	N/A

Distribution Fees	Class S	Service 2	Class I	ADV Class
Evergreen Health Sciences
Advertising	$1,511	$0	$10.45	N/A
Printing	$28,709.4465	$0	$199	N/A
Salaries & Commissions	$14,465	$0	$136	N/A
Broker Servicing	$7,050	$0	$168	N/A
Miscellaneous	$22,670	$0	$168	N/A
Total	$74,406	$0	$568	N/A

Evergreen Omega
Advertising	$59	$7	$1,924	N/A
Printing	$1,124	$129	$36,556	N/A
Salaries & Commissions	$606	$70	$16,973	N/A
Broker Servicing	$293	$1,744	$8,570	N/A
Miscellaneous	$953	$103	$27,590	N/A
Total	$3,035	$2,052	$91,613	N/A

EquitiesPlus
Advertising	$560	$0	N/A	N/A
Printing	$10,643	$2	N/A	N/A
Salaries & Commissions	$6,199	$1	N/A	N/A
Broker Servicing	$2,436	$27	N/A	N/A
Miscellaneous	$7,586	$2	N/A	N/A
Total	$27,424	$32	N/A	N/A

FMRSM Diversified Mid Cap
Advertising	$5,947	$318	$265	$27
Printing	$112,998	$6,037	$5,042	$515
Salaries & Commissions	$55,419	$3,064	$3,459	$285
Broker Servicing	$25,603	$57,464	$1,384	$10,907
Miscellaneous	$87,741	$4,752	$4,268	$440
Total	$287,708	$71,634	$14,419	$12,175

Distribution Fees	Class S	Service 2	Class I	ADV Class
FMRSM Large Cap Growth
Advertising	$630	$0	$2,288	$0
Printing	$11,961	$1	$43,480	$0
Salaries & Commissions	$7,879	$0	$24,645	$0
Broker Servicing	$3,230	$5	$11,098	$7
Miscellaneous	$9,944	$1	$34,364	$0
Total	$33,643	$8	$115,876	$8

FMRSM Mid Cap Growth
Advertising	$4,232	$147	$51	N/A
Printing	$80,401	$2,793	$975	N/A
Salaries & Commissions	$41,177	$1,440	$470	N/A
Broker Servicing	$20,124	$29,873	$251	N/A
Miscellaneous	$67,493	$2,305	$745	N/A
Total	$213,427	$36,558	$2,493	N/A

Franklin Income
Advertising	$246	$5	$105	N/A
Printing	$4,681	$97	$1,994	N/A
Salaries & Commissions	$4,245	$77	$1,171	N/A
Broker Servicing	$1,602	$1,723	$460	N/A
Miscellaneous	$5,433	$98	$1,435	N/A
Total	$16,207	$2,001	$5,164	N/A

Global Real Estate
Advertising	$71	$1	$100	$0
Printing	$1,354	$26	$1,897	$0
Salaries & Commissions	$1,496	$32	$833	40
Broker Servicing	$555	$723	$336	$4
Miscellaneous	$1,926	$42	$952	$0
Total	$5,403	$825	$4,118	$4

Distribution Fees	Class S	Service 2	Class I	ADV Class
Global Resources
Advertising	$71	$1	$100	$0
Printing	$1,354	$26	$1,897	$0
Salaries & Commissions	$1,496	$32	$833	$0
Broker Servicing	$555	$723	$336	$4
Miscellaneous	$1,926	$42	$952	$0
Total	$5,403	$825	$4,118	$4

Global Technology
Advertising	$593	$47	$0	N/A
Printing	$11,271	$895	$0	N/A
Salaries & Commissions	$5,792	$469	$0	N/A
Broker Servicing	$2,760	$9,951	$0	N/A
Miscellaneous	$9,309	$732	$0	N/A
Total	$29,725	$12,094	$0	N/A

Janus Contrarian
Advertising	$875	$37	$0	N/A
Printing	$16,615	$702	$0	N/A
Salaries & Commissions	$8,963	$387	$0	N/A
Broker Servicing	$4,090	$7,982	$0	N/A
Miscellaneous	$13,866	$588	$0	N/A
Total	$44,409	$9,696	$0	N/A

JPMorgan Emerging Markets Equity
Advertising	$3,774	$217	$601	$0
Printing	$71,708	$4,118	$11,420	$3
Salaries & Commissions	$37,145	$2,189	$5,904	$5
Broker Servicing	$17,507	$42,424	$2,526	$244
Miscellaneous	$58,522	$3,357	$8,734	$6
Total	$188,656	$52,304	$29,186	$259

Distribution Fees	Class S	Service 2	Class I	ADV Class
JPMorgan Small Cap Core Equity
Advertising	$1,504	$363	$921	$7
Printing	$28,583	$6,896	$17,500	$126
Salaries & Commissions	$15,534	$3,634	$9,043	$75
Broker Servicing	$7,364	$77,754	$4,345	$3,873
Miscellaneous	$24,023	$5,678	$13,920	$110
Total	$77,009	$94,326	$45,728	$4,191

JPMorgan Value Opportunities
Advertising	$383	$10	$1,126	$0
Printing	$7,276	$181	$21,386	$0
Salaries & Commissions	$3,463	$94	$10,170	$0
Broker Servicing	$3,069	$1,814	$5,023	$15
Miscellaneous	$6,075	$143	$15,693	$0
Total	$20,265	$2,241	$53,397	$16

Julius Baer Foreign
Advertising	$5,229	$565	$786	$0
Printing	$99,357	$10,741	$14,934	$7
Salaries & Commissions	$51,110	$5,661	$7,737	$10
Broker Servicing	$27,141	$101,104	$3,179	$517
Miscellaneous	$84,343	$8,825	$9,233	$13
Total	$267,181	$126,896	$35,869	$547

Legg Mason Value
Advertising	$3,496	$206	$658	$41
Printing	$66,431	$3,921	$12,509	$778
Salaries & Commissions	$33,555	$2,008	$6,476	$426
Broker Servicing	$17,398	$42,827	$2,935	$18,797
Miscellaneous	$54,594	$3,140	$9,075	$634
Total	$175,475	$52,102	$31,654	$20,676

Distribution Fees	Class S	Service 2	Class I	ADV Class
Limited Maturity Bond
Advertising	$2,015	$0	$124	$0
Printing	$38,286	$0	$2,357	$0
Salaries & Commissions	$20,430	$0	$2,630	$0
Broker Servicing	$9,809	$0	$1,005	$2
Miscellaneous	$32,479	$0	$3,555	$0
Total	$103,018	$0	$9,671	$3

Liquid Assets
Advertising	$3,287	$1,592	$1,017	N/A
Printing	$62,444	$30,245	$19,326	N/A
Salaries & Commissions	$50,282	$975	$10,092	N/A
Broker Servicing	$24,806	$26,752	$4,855	N/A
Miscellaneous	$77,089	$1,398	$15,524	N/A
Total	$217,908	$60,961	$50,814	N/A

Lord Abbett Affiliated
Advertising	$1,184	$21	$136	$0
Printing	$22,495	$401	$2,586	$0
Salaries & Commissions	$11,838	$215	$1,291	$0
Broker Servicing	$5,856	$4,792	$536	$2
Miscellaneous	$19,779	$333	$1,740	$0
Total	$61,152	$5,762	$6,288	$3

Marsico Growth
Advertising	$5,870	$177	$144	$65
Printing	$111,531	$3,359	$2,730	$1,243
Salaries & Commissions	$57,419	$1,731	$2,203	$652
Broker Servicing	$30,031	$36,518	$924	$31,398
Miscellaneous	$92,333	$2,721	$3,075	$978
Total	$297,184	$44,506	$9,075	$34,337

Distribution Fees	Class S	Service 2	Class I	ADV Class
MFS Total Return
Advertising	$9,431	$354	$1,525	$41
Printing	$179,198	$6,734	$28,970	$777
Salaries & Commissions	$94,524	$3,560	$13,487	$412
Broker Servicing	$43,989	$78,899	$6,836	$21,672
Miscellaneous	$150,669	$5,581	$21,778	$639
Total	$477,812	$95,129	$72,596	$23,540

MFS Utilities
Advertising	$1,398	N/A	$55	$0
Printing	$26,562	N/A	$1,050	$1
Salaries & Commissions	$14,555	N/A	$372	$2
Broker Servicing	$7,264	N/A	$223	$88
Miscellaneous	$22,039	N/A	$619	$1
Total	$71,819	N/A	$2,320	$93

Oppenheimer Main Street®
Advertising	$3,795	$33	$33	$0
Printing	$72,114	$630	$634	$0
Salaries & Commissions	$37,895	$330	$336	$0
Broker Servicing	$18,465	$7,344	$155	$2
Miscellaneous	$60,833	$505	$510	$0
Total	$193,102	$8,842	$1,669	$3

PIMCO Core Bond
Advertising	$5,232	$256	$729	$0
Printing	$99,411	$4,857	$13,855	$0
Salaries & Commissions	$51,559	$2,597	$5,414	$0
Broker Servicing	$28,817	$58,159	$2,188	$0
Miscellaneous	$87,260	$4,052	$5,811	$0
Total	$272,279	$69,921	$27,998	$0

Distribution Fees	Class S	Service 2	Class I	ADV Class
Pioneer Mid Cap Value
Advertising	$5,356	N/A	$280	$0
Printing	$101,759	N/A	$5,320	$0
Salaries & Commissions	$48,613	N/A	$1,188	$0
Broker Servicing	$25,235	N/A	$1,188	$0
Miscellaneous	$77,813	N/A	$3,602	$0
Total	$258,775	N/A	$12,882	$0

Stock Index
Advertising	N/A	N/A	$2,726	N/A
Printing	N/A	N/A	$5,1789	N/A
Salaries & Commissions	N/A	N/A	$27,561	N/A
Broker Servicing	N/A	N/A	$13,376	N/A
Miscellaneous	N/A	N/A	$43,609	N/A
Total	N/A	N/A	$139,060	N/A

T. Rowe Price Capital Appreciation
Advertising	$17,686	$728	$584	$416
Printing	$336,025	$13,827	$11,087	$7,904
Salaries & Commissions	$179,279	$7,320	$6,021	$4,225
Broker Servicing	$86,093	$159,459	$2,906	$214,012
Miscellaneous	$279,831	$11,327	$9,256	$6,387
Total	$898,913	$192,661	$29,852	$232,944

T. Rowe Price Equity Income
Advertising	$7,678	$342	$401	$237
Printing	$145,875	$6,495	$7,627	$4,503
Salaries & Commissions	$78,236	$3,528	$3,466	$2,358
Broker Servicing	$37,873	$74,449	$1,756	$104,002
Miscellaneous	$123,065	$5,396	$5,497	$3,613
Total	$392,727	$90,2009	$18,748	$114,713

Distribution Fees	Class S	Service 2	Class I	ADV Class
Templeton Global Growth
Advertising	$2,618	$42	$0	N/A
Printing	$49,743	$801	$0	N/A
Salaries & Commissions	$27,734	$55	$0	N/A
Broker Servicing	$13,711	$10,946	$0	N/A
Miscellaneous	$43,754	$696	$0	N/A
Total	$137,559	$12,940	$0	N/A

UBS U.S. Allocation
Advertising	$862	$37	$0	$0
Printing	$16,370	$706	$0	$0
Salaries & Commissions	$8,322	$372	$0	$0
Broker Servicing	$4,123	$8,063	$0	$2
Miscellaneous	$13,345	$580	$0	$0
Total	$43,022	$9,758	$0	$3

Van Kampen Capital Growth
Advertising	$462	$95	$288	N/A
Printing	$8,785	$1,812	$5,463	N/A
Salaries & Commissions	$4,314	$937	$2,751	N/A
Broker Servicing	$2,099	$20,062	$1,254	N/A
Miscellaneous	$6,927	$1,479	$4,475	N/A
Total	$22,588	$24,384	$14,330	N/A

Van Kampen Global Franchise
Advertising	$1,681	$533	$0	N/A
Printing	$31,932	$10,136	$0	N/A
Salaries & Commissions	$17,797	$5,035	$0	N/A
Broker Servicing	$8,431	$115,909	$0	N/A
Miscellaneous	$26,522	$8,271	$0	N/A
Total	$86,361	$139,885	$0	N/A

Distribution Fees	Class S	Service 2	Class I	ADV Class
Van Kampen Growth and Income
Advertising	$6,288	$532	$7	$40
Printing	$119,478	$10,106	$135	$757
Salaries & Commissions	$63,479	$5,287	$128	$460
Broker Servicing	$30,586	$114,236	$49	$21,479
Miscellaneous	$99,780	$8,289	$160	$639
Total	$319,611	$138,450	$479	$23,374

Van Kampen Real Estate
Advertising	$5,242	$241	$248	$0
Printing	$99,596	$4,587	$4,708	$13
Salaries & Commissions	$54,808	$2,475	$2,168	$14
Broker Servicing	$29,416	$53,725	$949	$748
Miscellaneous	$85,766	$3,795	$2,674	$17
Total	$274,827	$64,823	$10,746	$792

VP Index Plus International Equity
Advertising	$374	$1	$379	$0
Printing	$7,097	$24	$7,195	$0
Salaries & Commissions	$4,407	$19	$3,761	$0
Broker Servicing	$1,719	$426	$1,472	$6
Miscellaneous	$5,429	$24	$4,354	$0
Total	$19,024	$493	$17,161	$7

Wells Fargo Disciplined Value
Advertising	$1,977	$33	$0	$0
Printing	$37,569	$627	$0	$0
Salaries & Commissions	$19,771	$327	$0	$0
Broker Servicing	$5,824	$6,538	$0	$1
Miscellaneous	$31,746	$524	$0	$0
Total	$96,888	$8,050	$0	$2

Distribution Fees	Class S	Service 2	Class I	ADV Class
Wells Fargo Small Cap Disciplined
Advertising	$1,977	$33	$0	$0
Printing	$37,569	$627	$0	$0
Salaries & Commissions	$19,771	$327	$0	$0
Broker Servicing	$5,824	$6,538	$0	$1
Miscellaneous	$31,746	$524	$0	$0
Total	$96,888	$8,050	$0	$2

Shareholder Service Fees

	Shareholder Services Agreement
Portfolio	2006	2005	2004
AllianceBernstein Mid Cap Growth
ADV Class (commenced operations September 25, 2006)	$1	N/A	N/A
Service 2	$47,092	$35,357	$20,554
Class S	$1,339,287	$1,411,274	$1,386,455
BlackRock Large Cap Growth
ADV Class	$7,747	$1,211	$3,719
Service 2(1)	$12	$4,102	$2,231
Class S	$374,321	$140,376	$38,615
BlackRock Large Cap Value
ADV Class (commenced operations April 28, 2006)	$2	N/A	N/A
Service 2	$9,572	$6,638	$3,765
Class S	$148,196	$135,827	$95,847
Capital Guardian U.S. Equities
ADV Class	N/A	N/A	N/A
Service 2	$27,497	$25,703	$20,336
Class S	$1,465,984	$1,557,727	$1,561,907
EquitiesPlus(2)
ADV Class	N/A	N/A	N/A
Service 2	$45	N/A	N/A
Class S	$218,098	N/A	N/A
Evergreen Health Sciences
ADV Class	N/A	N/A	N/A
Service 2	-	$9,056	$2,106
Class S	$460,460	$197,903	$37,281
Evergreen Omega
ADV Class	N/A	N/A	N/A
Service 2	$2,846	$1,707	$179
Class S	$21,323	$17,955	$5,800
FMRSM Diversified Mid Cap
ADV Class (commenced operations January 17, 2006)	$7,706	N/A	N/A
Service 2	$93,464	$38,664	$14,658
Class S	$1,609,576	$762,667	$471,117
FMRSM Equity Income
ADV Class	N/A	N/A	N/A
Service 2	N/A	N/A	N/A
Class S	N/A	N/A	N/A
FMRSM Large Cap Growth
ADV Class (commenced operations June 2, 2006)	$5	N/A	N/A

	Shareholder Services Agreement
Portfolio	2006	2005	2004
Service 2	$6	$15	N/A
Class S	$314,564	$6,663	N/A
FMRSM Mid Cap Growth
ADV Class	N/A	N/A	N/A
Service 2	$48,665	$43,556	$31,864
Class S	$1,429,284	$1,645,863	$1,852,603
Franklin Income
ADV Class	N/A	N/A	N/A
Service 2	$2,823	N/A	N/A
Class S	$152,150	N/A	N/A
Global Real Estate(3)
ADV Class	$3	N/A	N/A
Service 2	$1,185	N/A	N/A
Class S	$72,305	N/A	N/A
Global Resources
ADV Class	N/A	N/A	N/A
Service 2	$72,068	$39,124	$15,291
Class S	$1,217,218	$671,194	$411,178
Global Technology
ADV Class	N/A	N/A	N/A
Service 2	$16,208	$10,903	$8,039
Class S	$186,070	$158,833	$144,593
International Growth Opportunities
ADV Class	N/A	N/A	N/A
Service 2	$25,603	$24,285	$16,655
Class S	$437,545	$462,712	$468,419
Janus Contrarian
ADV Class	N/A	N/A	N/A
Service 2	$13,003	$7,069	$3,657
Class S	$284,351	$164,870	$139,555
JPMorgan Emerging Markets Equity
ADV Class (commenced operations March 23, 2006)	$173	N/A	N/A
Service 2	$69,017	$30,592	$10,026
Class S	$1,124,779	$560,579	$310,180
JPMorgan Small Cap Core Equity
ADV Class	$2,740	$1,137	$47,895
Service 2	$126,668	$78,446	$242,767
Class S	$545,768	$414,442
JPMorgan Value Opportunities
ADV Class (commenced operations May 30, 2006)	$11	N/A	N/A
Service 2	$2,948	$930	N/A
Class S	$223,877	$193,444	N/A
Julius Baer Foreign
ADV Class (commenced operations April 28, 2006)	$367	N/A	N/A
Service 2	$164,207	$73,964	$20,135
Class S	$1,740,186	$1,422,595	$388,762
Legg Mason Value
ADV Class	$13,289	$2,218	N/A
Service 2	$69,742	$53,829	$20,970
Class S	$1,185,578	$1,044,538	$611,126
Limited Maturity Bond
ADV Class (commenced operations April 28, 2006)	$2	N/A	N/A
Service 2 (commenced operations April 28, 2006)	$2	N/A	N/A
Class S	$761,877	$853,101	$1,187,526
Liquid Assets
ADV Class	N/A	N/A	N/A
Service 2	$43,793	$33,976	$26,414
Class S	$1,991,366	$1,858,379	$2,099,739

	Shareholder Services Agreement
Portfolio	2006	2005	2004
Lord Abbett Affiliated
ADV Class (commenced operations April 28, 2006)	$2	N/A	N/A
Service 2	$7,814	$6,082	$3,492
Class S	$396,042	$470,853	$410,226
Marsico Growth
ADV Class	$22,210	$10,295	N/A
Service 2	$59,467	$45,308	$27,661
Class S	$2,071,722	$2,151,893	$2,074,094
Marsico International Opportunities
ADV Class (commenced operations January 20, 2006)	$38,945	N/A	N/A
Service 2	N/A	N/A	N/A
Class S	$474,252	$96,516	N/A
MFS Total Return
ADV Class	$15,341	$12,645	N/A
Service 2	$128,731	$110,893	$66,693
Class S	$3,521,804	$3,719,426	$3,470,230
MFS Utilities
ADV Class (commenced operations July 18, 2006)	$63	N/A	N/A
Service 2	N/A	N/A	N/A
Class S	$516,894	$156,330	N/A
Oppenheimer Main Street®
ADV Class (commenced operations April 28, 2006)	$2	N/A	N/A
Service 2	$11,970	$8,745	$5,616
Class S	$1,365,853	$1,455,694	$1,556,578
PIMCO Core Bond
ADV Class (commenced operations April 28, 2006)	N/A	N/A	N/A
Service 2	$94,828	$82,142	$53,456
Class S	$1,958,817	$2,260,054	$1,517,203
PIMCO High Yield
ADV Class	$4	N/A	N/A
Service 2	N/A	N/A	N/A
Class S	$1,744,275	$1,720,326	$1,038,905
Pioneer Equity Income
ADV Class	N/A	N/A	N/A
Service 2	N/A	N/A	N/A
Class S	N/A	N/A	N/A
Pioneer Fund
ADV Class	N/A	N/A	N/A
Service 2	$215,190	N/A	N/A
Class S	N/A	$54,705	N/A
Pioneer Mid Cap Value
ADV Class (commenced operations December 29, 2006)	N/A	N/A	N/A
Service 2	$1,556,162	N/A	N/A
Class S	N/A	$551,311	N/A
T. Rowe Price Capital Appreciation
ADV Class	$151,402	$84,699	N/A
Service 2	$259,884	$185,085	$89,149
Class S	$6,352,673	$5,234,341	$3,995,368
T. Rowe Price Equity Income
ADV Class	$73,511	$31,231	N/A
Service 2	$121,311	$75,279	$42,837
Class S	$2,821,408	$2,576,988	$2,028,011
Templeton Global Growth
ADV Class	N/A	N/A	N/A
Service 2	$18,148	$13,918	$8,008
Class S	$1,026,896	$922,664	$905,128

	Shareholder Services Agreement
Portfolio	2006	2005	2004
UBS U.S. Allocation
ADV Class (commenced operations April 28, 2006)	$2	N/A	N/A
Service 2	$13,141	$10,193	$4,828
Class S	$293,202	$274,432	$213,504
Van Kampen Capital Growth
ADV Class	N/A	N/A	N/A
Service 2	$32,681	$27,312	$18,751
Class S	$142,574	$112,447	$87,616
Van Kampen Global Franchise
ADV Class	N/A	N/A	N/A
Service 2	$188,872	$133,378	$60,512
Class S	$638,132	$427,174	$208,744
Van Kampen Growth and Income
ADV Class	$15,204	$1,510	N/A
Service 2	$186,120	$152,199	$89,349
Class S	$2,274,094	$2,054,310	$1,916,002
Van Kampen Real Estate
ADV Class (commenced operations April 17, 2006)	$530	N/A	N/A
Service 2	$87,564	$58,112	$26,506
Class S	$2,275,039	$1,940,962	$1,042,253
VP Index Plus International Equity
ADV Class (4)	$3	N/A	N/A
Service 2 (commenced operations January 10, 2006)	$723	N/A	N/A
Class S	$214,322	$27,308	N/A
Wells Fargo Disciplined Value
ADV Class (commenced operations August 24, 2006)	$1	N/A	N/A
Service 2	$10,710	$8,657	$5,898
Class S	$701,517	$734,195	$802,100
Wells Fargo Small Cap Disciplined
ADV Class	$278	N/A	N/A
Service 2	$1,338	N/A	N/A
Class S	$114,645	$1,027	N/A

(1)   Service 2 Class shares commenced operations on September 9, 2002. On October 3, 2005, all outstanding Service 2 Class shares of the Portfolio were fully redeemed. On May 26, 2006, Service 2 Class shares recommenced operations.

(2)   The Portfolio commenced operations April 28, 2006.

(3)   The Portfolio commenced operations January 3, 2006.

(4)   ADV Class shares commenced operations on April 12, 2006. On July 11, 2006, all outstanding ADV Class shares of the Portfolio were fully redeemed. On December 20, 2006, ADV Class shares recommenced operations.

CODE OF ETHICS

The Portfolio’s Board, DSL, as Adviser, and the Sub-Advisers and the Distributor have adopted a code of ethics (“Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, officers of the Portfolios and person who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Portfolios that may arise from personal trading of securities that may be purchased or held by the Portfolios or the Portfolios’ shares. The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such person subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolios’ Compliance Officer his or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio post their portfolio holdings schedule on ING Groep’s website a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g. the Portfolios will post the quarter-ending June 30 holdings on August 1).

Each Portfolio also compiles a list composed of their ten largest holdings (“Top Ten”). This information is produced monthly, and is made available on ING Groep’s website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view on ING Groep’s website, the Portfolios’ portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering material of Variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING Groep’s website, the Portfolios may provide their portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios’ disclosure of their portfolio holdings may include disclosure:

•              To the Portfolios’ independent registered public accounting firm, named herein, for use in providing audit options, on an as needed basis;

•              To financial printers for the purpose of preparing the Portfolios’ regulatory filings, on an as-needed basis;

•              For the purpose of due diligence regarding a merger or acquisition, on an as-needed basis;

•              To a new Adviser or Sub-Adviser prior to the commencement of its management of the Portfolios, on an as-needed basis;

•              To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s, such agencies may receive more raw data from the Portfolio than is posted on the Portfolios’ website;

•              To consultants for use in providing asset allocation advise in connection with investments by affiliated funds-of-funds in the Portfolios, on an as-needed basis;

•              To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios; or

•              To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining portfolios’ shareholders, on an as-needed basis.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Portfolios’ Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities is in the best interests of the Portfolios’ shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders, on the one hand, and those of the Portfolios’ Adviser, Sub-Adviser, principal underwriter or any affiliated person of the Portfolios, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, principal underwriter and their affiliates. The Board has authorized the senior officer of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios’ portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
Institutional Shareholder Services, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Portfolios’ Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING Groep’s Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios’ Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ (except ING Franklin Mutual Shares Portfolio) portfolio securities. The procedures and guidelines delegate to each Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to each Adviser, the Board has also approved each Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Portfolios’ proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Fund’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Portfolios, including procedures of each Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (http://www.ingfunds.com) or by accessing the SEC’s EDGAR database (http://www.sec.gov). With regard to ING Franklin Mutual Shares Portfolio, the Board has delegated to the Portfolio’s Sub-Adviser, Franklin Mutal Advisers, LLC, the authority to vote proxies relating to the Portfolio’s portfolio securities and provide a method for responding to potential conflicts of interest. A copy of Franklin Mutual Advisers, LLC’s proxy voting policies and procedures is attached hereto as Appendix C.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisory Agreement or Sub-Advisory Agreements authorize DSL or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for each Portfolio. In all purchases and sales of securities for the portfolio of a Portfolio the primary consideration is to obtain the most favorable execution available. Pursuant to the Advisory Agreement of Sub-Advisory Agreements, DSL or each Sub-Adviser determines, subject to the instructions of and review by the Portfolios’ Board, which securities are to be purchased and sold by a Portfolio and which brokers are to be eligible to execute portfolio transactions of a Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of DSL or a Sub-Adviser, a better price and execution can other wise be obtained by using a broker for the transaction.

In placing portfolio transactions, DSL or a Sub-Adviser are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm’s risk in positioning a block of securities, and other factors. DSL or a Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expense of the Portfolio. These commission recapture payments benefit the Portfolios, and not DSL or a Sub-Adviser.

In selecting a broker-dealer, DSL or a Sub-Adviser will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. DSL or a Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided DSL or a Sub-Adviser makes a good faith determination that the broker commissions paid by the Portfolios is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the Securities Act of 1934 (“1934 Act”), or a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to DSL or a Sub-Adviser commissions for effecting a securities transaction for a Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

For many years, it has been a common practice for investment advisers to receive research services from broker-dealers that execute portfolio transactions for the clients of the manager. This research can assist an investment adviser in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, DSL or a Sub-Adviser may receive research services from broker-dealers with which the DSL or a Sub-Adviser places a Portfolio’s securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and DSL or a Sub-Adviser do not bear the expense of these services if provided by a broker-dealer that executes trades for a Portfolio, and the advisory fee paid to DSL or sub-advisory fee paid to a Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value DSL or the Sub-Advisers in advising a Portfolio and other clients, although not all of the research services received by DSL or the Sub-Advisers will necessarily be useful and of value in managing a particular Portfolio. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by DSL or a Sub-Adviser for the execution of securities transactions for a Portfolio. In addition, in negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case is no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by DSL or a Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

In negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by DSL or a Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with the ING Groep or DSL or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in comparable transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to the rules adopted by the National Association of Securities Dealers, Inc. (“NASD”).

Purchases of securities for a Portfolio also may be directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which as provided such research or other services as mentioned above.

Some securities considered for investment by a Portfolio may also be appropriate for their clients served by DSL or a Sub-Adviser. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients serviced by DSL or a Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and DSL or a Sub-Adviser’s other clients in a manner deemed fair and reasonable by DSL or a Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by DSL or a Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Portfolios seek to acquire the same security at the same time, one or more of the Portfolios may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned.

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer.

Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions, in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

Because BlackRock Inflation Protected Bond, FMRSM Equity Income, FMRSM Small Cap Equity, Franklin Mutual Shares and Pioneer Equity Income Portfolios had not commenced operations as of December 31, 2006, the Portfolios have not paid brokerage commissions.

For the fiscal years ended December 31, 2006, 2005, and 2004, each of the portfolios listed below paid total brokerage commissions as follows:

Portfolios	2006	2005	2004
AllianceBernstein Mid Cap Growth	$2,345,829	$1,912,990	$3,322,364
BlackRock Inflation Protected Bond	N/A	N/A	N/A
BlackRock Large Cap Growth	$77,461	$29,524	$45,380
BlackRock Large Cap Value	$41,136	$305,777	$253,299
Capital Guardian U.S. Equities	$330,212	$474,706	$333,432
Disciplined Small Cap Value(1)	$237,295	N/A	N/A
EquitiesPlus(1)	$35,445	N/A	N/A
Evergreen Health Sciences	$196,461	$153,992	$70,870
Evergreen Omega	$306,030	$115,510	$10,781
FMRSM Diversified Mid Cap	$2,058,109	$1,210,736	$809,496
FMRSM Equity Income	N/A	N/A	N/A
FMRSM Large Cap Growth	$1,103,936	$49,157	N/A
FMRSM Mid Cap Growth	$1,464,719	$1,353,147	$2,181,473
FMRSM Small Cap Equity	N/A	N/A	N/A
Franklin Income	$59,658	N/A	N/A
Franklin Mutual Shares	N/A	N/A	N/A
Global Real Estate	$192,568	N/A	N/A
Global Resources	$2,236,430	$3,835,129	$1,385,184
Global Technology	$325,166	$121,769	$146,517
International Growth Opportunities	$848,434	$1,060,637	$860,777
Janus Contrarian	$145,473	$81,381	$73,094
JPMorgan Emerging Markets Equity	$365,650	$491,168	$709,071
JPMorgan Small Cap Core Equity	$125,710	$234,969	$319,381
JPMorgan Value Opportunities	$478,615	$177,637	N/A
Julius Baer Foreign	$3,072,991	$1,955,511	$743,866
Legg Mason Value	$340,248	$371,711	$387,874
Limited Maturity Bond	$36,134	N/A	N/A
Liquid Assets	—	N/A	N/A
Lord Abbett Affiliated	$115,418	$272,514	$253,234
Marsico Growth	$877,841	$1,098,070	$1,444,579
Marsico International Opportunities	$1,459,592	$238,587	N/A
MFS Total Return	$1,080,276	$1,197,211	$1,837,634
MFS Utilities	$639,704	$291,261	N/A
Oppenheimer Main Street®	$745,400	$1,202,773	$2,026,202
PIMCO Core Bond	$201,169	$134,647	$108,225
PIMCO High Yield	—	$51,258	$36,428

Portfolios	2006	2005	2004
Pioneer Equity Income	N/A	N/A	N/A
Pioneer Fund	$34,629	$37,506	N/A
Pioneer Mid Cap Value	$1,477,726	$518,914	N/A
Stock Index	$28,375	$14,059	N/A
T. Rowe Price Capital Appreciation	$2,024,768	$1,077,543	$1,007,240
T. Rowe Price Equity Income	$351,430	$440,764	$553,324
Templeton Global Growth	$202,039	$360,041	$237,274
UBS U.S. Allocation	$67,211	$70,849	$76,693
Van Kampen Capital Growth	$111,031	$142,278	$238,825
Van Kampen Global Franchise	$135,054	$111,667	$46,591
Van Kampen Growth and Income	$468,984	$677,074	$949,262
Van Kampen Real Estate	$609,216	$559,219	$292,321
VP Index Plus International Equity	$347,895	$28,062	N/A
Wells Fargo Disciplined Value	$652,376	$1,271,375	$1,086,333
Wells Fargo Small Cap Disciplined	$396,338	$10,866	N/A

(1)  The Portfolio commenced operations April 28, 2006.

For the fiscal year ended December 31, 2006, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

Commissions Paid on Total
Portfolio	Transactions for Research Services
AllianceBernstein Mid Cap Growth	$257,946
BlackRock Inflation Protected Bond(1)	N/A
BlackRock Large Cap Growth	N/A
BlackRock Large Cap Value	N/A
Capital Guardian U.S. Equities	N/A
Disciplined Small Cap Value	$8,870
Equities Plus	N/A
Evergreen Health Sciences	$77,620
Evergreen Omega	$71,744
FMRSM Diversified Mid Cap	$236,659
FMRSM Equity Income(1)	N/A
FMRSM Large Cap Growth	$149,739
FMRSM Mid Cap Growth	$50,513
FMRSM Small Cap Equity(1)	N/A
Franklin Income	N/A
Franklin Mutual Shares(1)	N/A
Global Real Estate	$3,435
Global Resources	$227,665
Global Technology	$50,512
International Growth Opportunities	$6,180
Janus Contrarian	$224
JPMorgan Emerging Markets Equity	N/A
JPMorgan Small Cap Core Equity	N/A
JPMorgan Value Opportunities	N/A
Julius Baer Foreign	$22,067
Legg Mason Value	$57,707
Limited Maturity Bond	N/A
Liquid Assets	N/A
Lord Abbett Affiliated	N/A
Marsico Growth	$45,340
Marsico International Opportunities	$15,455
MFS Total Return	N/A
MFS Utilities	N/A
Oppenheimer Main Street®	$126,524
PIMCO Core Bond	N/A
PIMCO High Yield	N/A
Pioneer Equity Income(1)	N/A
Pioneer Fund	N/A
Pioneer Mid Cap Value	N/A
Stock Index	$66
T. Rowe Price Capital Appreciation	N/A
T. Rowe Price Equity Income	N/A
Templeton Global Growth	$23,287
UBS U.S. Allocation	$14,689
Van Kampen Capital Growth	N/A
Van Kampen Global Franchise	N/A
Van Kampen Growth and Income	N/A
Van Kampen Real Estate	N/A
VP Index Plus International Equity	N/A
Wells Fargo Disciplined Value	$44,257
Wells Fargo Small Cap Disciplined	$126,475

(1)       The Portfolios had not commenced operations as of December 31, 2006; commissions paid to certain brokers for research services are not available.

For the fiscal year ended December 31, 2005, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

Commissions Paid on Total
Portfolio	Transactions for Research Services
AllianceBernstein Mid Cap Growth	$154,246
BlackRock Large Cap Growth	$2,879
BlackRock Large Cap Value	N/A
Capital Guardian U.S. Equities	N/A
Evergreen Health Sciences	$9,535
Evergreen Omega	$31,677
FMRSM Diversified Mid Cap	$266,697
FMRSM Large Cap Growth (2)	$25,095
FMRSM Mid Cap Growth	N/A
Global Resources	$692,839
Global Technology	N/A
International Growth Opportunities	N/A
Janus Contrarian	N/A
JPMorgan Emerging Markets Equity	N/A
JPMorgan Value Opportunities	N/A
JPMorgan Small Cap Core Equity	N/A
Julius Baer Foreign	$6,961
Legg Mason Value	$20,980
Limited Maturity Bond	N/A
Liquid Assets	N/A
Lord Abbett Affiliated	$5,755
Marsico Growth	$86,904
Marsico International Opportunities	N/A
MFS Total Return	N/A
MFS Utilities	N/A
Oppenheimer Main Street®	$47,119
PIMCO Core Bond	N/A
PIMCO High Yield	N/A
Pioneer Fund	N/A
Pioneer Mid Cap Value	N/A
Stock Index	N/A
T. Rowe Price Capital Appreciation	N/A
T. Rowe Price Equity Income	N/A
Templeton Global Growth	N/A
UBS U.S. Allocation	$16,509
Van Kampen Capital Growth	N/A
Van Kampen Global Franchise	N/A
Van Kampen Growth and Income	N/A
Van Kampen Real Estate	N/A
VP Index Plus International Equity	N/A
Wells Fargo Disciplined Value	$51,812
Wells Fargo Small Cap Disciplined	$876

For the fiscal year ended December 31, 2004, commission in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

Commissions Paid on Total
Portfolio	Transactions for Research Services
AllianceBernstein Mid Cap Growth	$217,250
BlackRock Large Cap Growth (1)	$2,879
BlackRock Large Cap Value	$23,983
Capital Guardian U.S. Equities	N/A
Evergreen Health Sciences	$1,793
Evergreen Omega	$2,294
FMRSM Diversified Mid Cap	$4,450
FMRSM Large Cap Growth (2)	N/A
Global Resources	$266,033
Global Technology	N/A
International Growth Opportunities	$98,939
Janus Contrarian (1)	N/A
JPMorgan Emerging Markets Equity (1)	N/A
JPMorgan Small Cap Core Equity	N/A
JPMorgan Value Opportunities (2)	N/A
Julius Baer Foreign	$28,823
Legg Mason Value	$171,979
Limited Maturity Bond	N/A
Liquid Assets	N/A
Lord Abbett Affiliated	$16,910
Marsico Growth	$72,372
Marsico International Opportunities (2)	$ N/A
MFS Mid Cap Growth	N/A
MFS Total Return	N/A
MFS Utilities (2)	N/A
Oppenheimer Main Street® (1)	$3,818
PIMCO Core Bond	N/A
PIMCO High Yield	N/A
Pioneer Fund (2)	N/A
Pioneer Mid Cap Value (2)	N/A
Salomon Brothers All Cap	$42,302
Stock Index	N/A
T. Rowe Price Capital Appreciation	$39,470
T. Rowe Price Equity Income	$17,208
Templeton Global Growth	N/A
UBS U.S. Allocation(1)	$18,911
Van Kampen Capital Growth	N/A
Van Kampen Global Franchise	N/A
Van Kampen Growth and Income	N/A
Van Kampen Real Estate	N/A
Wells Fargo Disciplined Value	$49,665

(1)   The Portfolio commences operations April 28, 2006.

(2)   Because ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, commissions paid to certain brokers for research services are not available.

As noted above, the Sub-Adviser may purchase new issues of securities for the Portfolio in underwritten fixed-price offerings. In these situations, the underwriter or selling group member may provide the Sub-Adviser with research in addition to selling the securities (at a fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Sub-Adviser, and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Sub-Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

On occasions when a Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or sub-adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or Sub-Adviser, and if there is in effect a written contract between the Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation. The Sub-Advisory Agreements provide that such Sub-Adviser may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or Sub-Adviser by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commission to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of DSL, Adviser to ING Investors Trust as March 31, 2005:  ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, INC., ING Insurance Agency, INC. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherland Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.

Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolios a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of that Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or Sub-Adviser.

Because ING FMRSM Equity Income, FMRSM Small Cap Equity and Pioneer Equity Income had not commenced operations as of December 31, 2006, the Portfolios did not pay total brokerage commissions and affiliated brokerage commissions.

For the fiscal year ended December 31, 2006, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio’s transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio Dollar Amount of Transactions	Affiliate
FMRSM Diversified Mid Cap	$2,058,109	$6,244	0.17%	0.30%	ING Baring LLC
Julius Baer Foreign	$3,072,991	$114,279	1.68%	3.72%	ING Baring LLC
Julius Baer Foreign	$3,072,991	$3,096	0.10%	0.02%	ING Securities
JPMorgan Emerging Markets Equity	$365,650	$7,475	1.48%	2.04%	ING Baring LLC
Marsico International Opportunities	$1,459,592	$8,933	0.83%	0.61%	ING Baring LLC
Van Kampen Global Franchise	$135,054	$1,061	0.75	0.79%	ING Baring LLC

Because EquitiesPlus, Franklin Income and Global Real Estate had not commenced operations as of December 31, 2005, the Portfolios did not pay total brokerage commissions and affiliated brokerage commissions.

For the fiscal year ended December 31, 2005, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio’s transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio Dollar Amount of Transactions	Affiliate
FMRSM Diversified Mid Cap	$1,839,483	$6,144	0.33%	0.35%	Fidelity Capital Markets
FMRSM Diversified Mid Cap	$1,839,483	$5,562	0.30%	0.24%	ING Baring LLC
Global Resources	$3,835,129	$116,239	3.03%	1.66%	ING Baring LLC
JPMorgan Emerging Markets Equity	$491,168	$12,660	2.58%	0.76%	ING Baring LLC
Julius Baer Foreign	$1,955,511	$95,594	4.89%	1.61%	ING Baring LLC
Julius Baer Foreign	$1,955,511	$2,643	0.14%	0.06%	ING Financial Markets LLC
Legg Mason Value	$371,711	$14,516	3.91%	1.59%	Legg Mason Walker Wood, Inc.
Marsico International Opportunities	$238,587	$6,203	2.60%	1.40%	ING Baring LLC
BlackRock Large Cap Growth	$29,524	$338	1.14%	0.19%	Merrill Lynch
BlackRock Large Cap Value	$305,777	$45,215	14.79%	7.07%	Merrill Lynch
MFS Total Return	$1,197,211	$92	0.01%	0.01%	ING Baring LLC
MFS Utilities	$291,261	$1,023	0.35%	0.06%	ING Baring LLC
Templeton Global Growth	$360,041	$895	0.25%	0.12%	ING Baring LLC
Van Kampen Capital Growth	$142,278	$2,384	1.68%	5.84%	Morgan Stanley & Co.
Van Kampen Growth & Income	$677,074	$760	0.11%	0.11%	Morgan Stanley & Co.

For the fiscal year ended December 31, 2004, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio’s transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio Dollar Amount of Transactions	Affiliate
Evergreen Health Sciences	$70,870	$782	1.10%	3.88%	Baring
FMRSM Diversified Mid Cap	$811,372	$209	0.03%	0.01%	Baring
Global Resources	$1,401,830	$23,337	2.02%	1.54%	Baring
JPMorgan Emerging Markets Equity	$719,533	$2,153	0.30%	0.27%	Baring
Julius Baer Foreign	$744,186	$11,821	1.59%	0.59%	Baring
Julius Baer Foreign	$744,186	$461	0.06%	0.02%	ING Bank London
Van Kampen Global Franchise	$46,646	$43	0.09%	0.66%	Baring

Citigroup Global Markets Inc. (formerly, Salomon Smith Barney) is an affiliate of Salomon Brothers Asset Management Inc, the Sub-Adviser to the Salomon Brothers All Cao. Fidelity Capital Markets is an affiliate of Fidelity management & Research Company, the former Sub-Adviser for UBS U.S. Allocation and the Sub-Adviser for FMRSM Diversified Mid Cap. Merrill Lynch is affiliated with Mercury Advisers, the Sub-Adviser for Mercury LargeCap Growth and Mercury Large Cap Value. Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Adviser and Sub-Adviser of Global Resources. Goldman Sachs is an affiliate of Goldman Sachs Asset Management, L.P., the Sub-Adviser to Goldman Sachs TollkeeperSM. Furman Securities Corp. is an affiliate of the Adviser, as each is owned by ING Groep.

The Adviser, DSL, is an affiliate of ING Investors Trust.

During the fiscal year ended December 31, 2006 the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows for December 31, 2006:

Portfolio Name	Security Description	Market Value
BlackRock Large Cap Growth	Goldman Sachs	$2,801,000
	Morgan Stanley	$1,710,000
BlackRock Large Cap Value	Bank of America	$1,762,000
	Bear Stearns	$1,628,000
	Citigroup, Inc.	$5,904,000
	Goldman Sachs	$1,395,000
	JPMorgan Chase	$4,057,000
	Lehman Brothers	$1,484,000
	Morgan Stanley	$2,524,000
Capital Guardian U.S. Equities	Goldman Sachs Group, Inc.	$1,475,000
	JPMorgan Chase & Co.	$9,774,000
	Merrill Lynch & Co., Inc.	$1,052,000
EquitiesPlus	Bank of America	$6,423,000
	Bear Stearns	$5,701,000
	Credit Suisse	$5,216,000
	Merrill Lynch	$365,000
	Morgan Stanley	$6,480,000
	UBS	$1,751,000
FMRSM Diversified Mid Cap Growth	Jefferies Group	$719,000
FMRSM Large Cap Growth	Goldman Sachs	$14,054,000
	Merrill Lynch	$17,950,000
Franklin Income	Bank of America	$1,067,000
	Citigroup	$3,144,000
	Goldman Sachs	$2,185,000

Portfolio Name	Security Description	Market Value
	JPMorgan Chase & Co.	$966,000
	Lehman Brothers Holdings	$2,508,000
	Morgan Stanley	$2,649,000
Global Technology	Morgan Stanley	$285,000
Janus Contrarian	JPMorgan Chase & Co.	$2,358,000
	Merrill Lynch & Co.	$2,083,000
JPMorgan Value Opportunities	Bank of New York	$3,338,000
	Morgan Stanley	$4,760,000
Julius Baer Foreign	Deutsche Bank	$8,604,000
Limited Maturity Bond	Bear Stearns	$4,817,000
	Goldman Sachs Group	$2,231,000
	Greenwich Capital	$1,234,000
	HSBC	$1,122,000
	JPMorgan Chase & Co.	$4,227,000
	Lehman Brothers	$9,424,000
	Morgan Stanley Capital	$7,423,000
Liquid Assets	Bank of America	$32,998,000
	Bear Stearns Cos., Inc.	$37,855,000
	Credit Suisse	$35,493,000
	Goldman Sachs Group, Inc.	$67,194,000
	JPMorgan Chase & Co.	$7,096,000
	Lehman Brothers Holdings, Inc.	$70,008,000
	Morgan Stanley	$22,373,000
Lord Abbett Affiliated	Bank of America Corp	$4,686,000
	Bank of New York	$2,247,000
	Morgan Stanley	$635,000
Marsico Growth	Goldman Sachs Group, Inc.	$46,808,000
	Lehman Brothers Holdings, Inc.	$30,538,000
	UBS AG	$27,248,000
Marsico International Opportunities	UBS AG	$11,201,000
MFS Total Return	Bank of America	$37,418,000
	Bank of New York	$23,072,000
	Citigroup	$32,024,000
	Goldman Sachs	$9,025,000
	JPMorgan Chase & Co.	$26,782,000
	Lehman Brothers	$9,284,000
	Morgan Stanley	$8,935,000
	Credit Suisse First Boston	$5,356,000
	Merrill Lynch	$13,953,000
Oppenheimer Main Street®	Bear Stearns	$2,963,000
	Citigroup	$12,399,000
	Goldman Sachs	$3,568,000
	Lehman Brothers	$3,922,000
	Merrill Lynch	$6,675,000
	Morgan Stanley	$4,332,000
	Prudential	$421,000
PIMCO Core Bond	Bank of America	$11,725,000
	Barclays	$2,500,000
	Bear Stearns	$39,040,000
	Credit Suisse First Boston	$91,000
	Lehman Brothers	$13,339,000
	Merrill Lynch & Co.	$6,804,000
	Morgan Stanley	$598,000
	UBS Securities Inc.	$19,520,000
PIMCO High Yield	Lehman Brothers	$622,000
Pioneer Fund	Merrill Lynch	$1,571,000
Pioneer Mid Cap Value	Legg Mason	$12,797,000

Portfolio Name	Security Description	Market Value
Stock Index	Bear Stearns Cos., Inc	$588,000
	Goldman Sachs Group, Inc.	$2,612,000
	JPMorgan Chase & Co.	$5,156,000
	Lehman Brothers Holdings, Inc.	$1,274,000
	Merrill Lynch & Co., Inc.	$2,529,000
	Morgan Stanley	$2,652,000
	Bank of America Corp.	$7,377,000
T. Rowe Price Capital Appreciation	JPMorgan Chase & Co.	$31,675,000
T. Rowe Price Equity Income	Bank of America	$1,508,000
	Citigroup	$15,561,000
Templeton Global Growth	Bank of New York	$6,299,000
UBS U.S. Allocation	Morgan Stanley	$3,522,000
	JPMorgan Chase & Co.	$2,175,000
	Goldman Sachs Group, Inc.	$201,000
Van Kampen Growth and Income Portfolio	Bank of America	$14,212,000
	Goldman Sachs	$2,328,000
	JPMorgan Chase & Co.	$37,196,000
	Merrill Lynch	$22,461,000
VP Index Plus International Equity	Credit Suisse First Boston	$494,000
	Deutsche Bank	$2,850,000
	Societe Generale	$5,373,000
Wells Fargo Disciplined Value	Bank of New York	$394,000

PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Portfolio is known as “portfolio turnover” and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during each year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the portfolios.

FMRSM Large Cap Growth Portfolio’s portfolio turnover rate increased 57% from 139% to 322% in 2006. The increase in the portfolio turnover rate resulted when the Portfolio experienced a change in portfolio managers which, in turn, led to a portfolio repositioning.

FMRSM Mid Cap Growth Portfolio’s portfolio turnover rate increased 63% from 79% to 211% in 2006. The increase in the portfolio turnover rate resulted when the Portfolio experienced a change in portfolio managers which, in turn, led to a portfolio repositioning.

For ING Global Resources, James Vail and Anthony Socci took over the management of the Portfolio at the beginning of 2006. They manage the Portfolio within a lower turnover range than their predecessors, at a level between 150-200% per annum.

For ING Global Technology Portfolio, there was a manager and investment process change in August 2006. Higher turnover in 2006 reflects this portfolio transition. In addition, Michael Pytosh and Kei Yamamoto will typically manage the Portfolio within a higher turnover range of 100-150% per annum.

ING Limited Maturity Bond Portfolio experienced a year of dampened volatility, therefore creating fewer opportunities for opportunistic trading.  The Portfolio would expect that the decrease in trading levels (and, subsequently, portfolio turnover) was an anomaly and investors may experience somewhat higher turnover rates than were experienced in 2006.

For ING VP Index Plus International Equity, the international index plus strategy has an underlying annual turnover of about 120%. The Portfolio was funded with seed capital of $25 million in July 2005. From January 2006 through

December 31, 2006, the Portfolio was actively marketed and AUM grew substantially off this low base. At times, this involved achieving market exposure through a basket of i-shares which was then unwound as the monies received and were invested in the underlying equity positions as dictated by the model Portfolio for the strategy. The excess above 120% was therefore the result of these substantial inflows relative to the small base at the start of 2006.

NET ASSET VALUE

As noted in the Prospectus, the net asset value (“NAV”) and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE s open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. See “Net Asset Value” in the “Information for Investors” section of the Prospectus. The long-term debt obligations held in a Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolios’ net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((a-b)/cd + 1)^(6) – 1] where,

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

For the 30-day period ended December 31, 2006:

Class I

	Yield
Portfolio	Subsidized	Unsubsidized
Limited Maturity Bond	4.61%	4.61%

Class S

	Yield
Portfolio	Subsidized	Unsubsidized
Limited Maturity Bond	4.34%	4.34%

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T) ^n = ERV (where P = a hypothetical initial payment of $1,000, T = average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Because Liquid Assets and Stock Index Portfolios do not offer ADV Class shares performance for ADV Class shares for these Portfolios is not available.

Because BlackRock Inflation Protected Bond, FMRSM Equity Income, FMRSM Small Cap Equity, Franklin Mutual Shares and Pioneer Equity Income had not commenced operations as of December 31, 2006, performance returns for these Portfolios are not available.

As of the fiscal year ended December 31, 2006, the ADV Class shares of AllianceBernstein Mid Cap Growth, BlackRock Large Cap Value, Capital Guardian U.S. Equities, Equities Plus, Evergreen Health Sciences, Evergreen Omega, FMRSM Mid Cap Growth, Global Resources, Global Technology, International Growth Opportunities, Janus Contrarian, JPMorgan Emerging Markets Equity, JPMorgan Value Opportunities, Julius Baer Foreign, Limited Maturity Bond, Lord Abbett Affiliated, Marsico International Opportunities, MFS Utilities, Oppenheimer Main Street®, PIMCO Core Bond, PIMCO High Yield, Pioneer Fund, Pioneer Mid Cap Value, Templeton Global Growth, UBS U.S. Allocation, Van Kampen Capital Growth, Van Kampen Global Franchise, Van Kampen Real Estate, VP Index Plus International Equity and Wells Fargo Disciplined Value Portfolios did not have a full calendar year of operations. Quotations for these Portfolios’ Class S shares (adjusted for the higher expenses of ADV Class shares) for the periods indicated for each year ended December 31, are set out below.

As of the fiscal year ended December 31, 2006, Class I shares of BlackRock Large Cap Growth, Capital Guardian U.S. Equities, Evergreen Health Sciences, Evergreen Omega, Global Technology, International Growth Opportunities, Janus Contrarian, PIMCO Core Bond, Templeton Global Growth, UBS U.S. Allocation, Van Kampen Growth and Income and Wells Fargo Disciplined Value Portfolios did not have a full calendar year of operations, Quotations for these Portfolios’ Class S shares for the periods indicated for each year ended December 31, are set out below.

As of the fiscal year ended December 31, 2006, Service 2 shares of PIMCO High Yield, Marsico International Opportunities, MFS Utilities, Pioneer Fund and Pioneer Mid Cap Value Portfolios had not commenced operations. Quotations for these Portfolios’ Class S shares (adjusted for the higher expenses of Service 2 Class shares) for the periods indicated for each year ended December 31, are set out below. As of the fiscal year ended December 31, 2006, Service 2 Class shares for Stock Index Portfolio had not commenced operations. Quotations for this Portfolio’s Class I shares (adjusted for the higher expenses of Service 2 Class shares) for the periods indicated for each year ended December 31, are set out below.

 As of the fiscal year ended December 31, 2006, Service 2 shares of Limited Maturity Bond, and VP Index Plus International Equity Portfolios did not have a full calendar year of operations. Quotations for these Portfolios’ Class S shares (adjusted for the higher expenses of Service 2 Class shares) for the periods indicated for each year ended December 31, are set out below.

Because Class S shares of Stock Index had not commenced operations as of December 31, 2006, quotations for Class I shares for the periods indicated for each year ended December 31, are set out below.

The following are the Portfolios’ average annual total returns for the periods indicated for the calendar year ended December 31, 2006:

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
AllianceBernstein Mid Cap Growth
Class S (revised for ADV Class shares)	1.38%	8.32%	—	4.60%	8/14/98

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Service 2	1.59%	—	—	21.29%	9/9/02
Class I	1.98%	—	—	14.84%	5/13/05
Class S	1.75%	8.71%	—	4.97%	8/14/98

BlackRock Inflation Protected Bond(1)
ADV Class	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	N/A

BlackRock Large Cap Growth
Class I	—	—	—	3.54%	4/28/06
ADV Class	6.73%	—	—	10.45%	3/17/04
Service 2(2)	7.03%	—	—	11.24%	9/9/02
Class S	7.12%	—	—	6.49%	5/1/02

BlackRock Large Cap Value
Class S (revised for ADV Class shares)	15.97%	—	—	8.93%	5/1/02
Service 2	16.20%	—	—	15.08%	9/9/02
Class I	16.65%	—	—	13.87%	5/18/04
Class S	16.36%	—	—	9.30%	5/1/02

Capital Guardian U.S. Equities
Class S (revised for ADV Class shares)	9.88%	5.55%	—	4.32%	2/1/00
Service 2	10.08%	—	—	14.77%	9/9/02
Class S	10.27%	5.92%	—	4.69%	2/1/00
Class I	—	—	—	4.09%	4/28/06

Disciplined Small Cap Value
Class I				9.70%	4/28/06

EquitiesPlus(1)
Class S (revised for ADV Class shares)	N/A	N/A	N/A	N/A	N/A
Service 2	N/A	N/A	N/A	10.95%	6/1/06
Class S	N/A	N/A	N/A	8.60%	4/28/06

Evergreen Health Sciences
Class S (revised for ADV Class shares)	13.50%	—	—	8.61%	5/3/04
Class S (revised for Service 2 Class shares)	13.73%	—	—	8.83%	5/3/04
Class S	13.89%	—	—	8.99%	5/3/04
Class I	—	—	—	8.59%	4/28/06

Evergreen Omega
Class S (revised for ADV Class shares)	5.20%	—	—	5.43%	5/3/04
Service 2	5.40%	—	—	5.69%	5/13/04
Class S	5.57%	—	—	5.80%	5/3/04
Class I	5.91%	—	—	11.79%	5/2/05

FMRSM Diversified Mid Cap
ADV Class	—	—	—	5.62%	1/17/06
Class S (revised for ADV Class shares)	11.53%	11.42%	—	7.62%	10/2/00
Service 2	11.79%	—	—	18.30%	9/9/02
Class I	12.21%	—	—	13.54%	8/15/05
Class S	11.91%	11.81%	—	8.00%	10/2/00

FMRSM Equity Income(1)
Class S (revised for ADV Class shares)	N/A	N/A	N/A	N/A	N/A
Service 2	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	N/A
Class S

FMRSM Large Cap Growth
Class S (revised for ADV Class shares)	2.18%	—	—	4.17%	5/4/05
ADV Class	—	—	—	5.54%	6/2/06
Service 2	2.44%	—	—	2.41%	6/1/05
Class I	2.81%	—	—	5.52%	4/29/05

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Class S	2.53%	—	—	4.54%	5/4/05

FMRSM Mid Cap Growth
Class S (revised for ADV Class shares)	4.24%	(2.78)%	—	4.74%	8/14/98
Service 2	4.44%	—	—	12.98%	9/2/02
Class S	4.59%	(2.44)%	—	5.10%	8/14/98
Class I	4.81%	—	—	14.12%	5/1/03

FMRSM Small Cap Equity(1)
Class S (revised for ADV Class shares)
Service 2	N/A	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	N/A

Franklin Income
Class S (revised for ADV Class shares)	N/A	N/A	N/A	N/A	N/A
Service 2	N/A	N/A	N/A	10.31%	5/3/06
Class S	N/A	N/A	N/A	10.30%	4/28/06
Class I	N/A	N/A	N/A	10.50%	4/28/06

Franklin Mutual Shares
ADV Class	N/A	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	N/A

Global Real Estate
ADV Class	—	—	—	23.82%	4/28/06
Service 2	—	—	—	24.25%	5/3/06
Class S	—	—	—	37.54%	1/3/06
Class I	—	—	—	37.77%	1/3/06

Global Resources
ADV Class	—	—	—	(0.51)%	12/18/06
Class S (revised for ADV Class shares)	21.00%	21.82%	7.37%	—	1/24/89
Service 2	21.19%	—	—	25.57%	9/9/02
Class I	21.72%	—	—	29.31%	7/2/03
Class S	21.41%	22.24%	7.75%	—	1/24/89

Global Technology
Class S (revised for ADV Class shares)	8.88%	1.25%	—	(3.51)%	5/1/01
Service 2	9.15%	—	—	15.09%	9/9/02
Class S	9.26%	1.61%	—	(3.17)%	5/1/01
Class I	—	—	—	0.49%	4/28/06

International Growth Opportunities
Class I	—	—	—	5.92%	4/28/06
Class S (revised for ADV Class shares)	21.12%	10.77%	—	10.76%	12/17/01
Service 2	21.44%	—	—	17.04%	9/9/02
Class S	21.56%	11.60%	—	11.15%	12/17/01

Janus Contrarian
Class I	—	—	—	12.85%	4/28/06
Class S (revised for ADV Class shares)	22.63%	12.77%	—	12.14%	10/2/00
Service 2	22.81%	—	—	22.79%	9/9/02
Class S	23.04%	13.15%	—	7.51%	10/2/00

JPMorgan Emerging Markets Equity
Class S (revised for ADV Class shares)	35.34%	22.63%	—	8.41%	2/18/98
Service 2	35.68%	—	—	29.74%	9/9/02
Class I	36.18%	—	—	36.48%	12/2/05
Class S	35.79%	23.05%	—	8.78%	2/18/98
ADV Class	—	—	—	23.74%	3/23/06

JPMorgan Small Cap Core Equity
ADV Class	16.24%	—	—	18.23%	8/12/04

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Service 2	16.48%	—	—	16.81%	9/9/02
Class I	16.95%	—	—	15.38%	5/6/04
Class S	16.63%	—	—	10.86%	5/1/02

JPMorgan Value Opportunities
Class I	—	—	—	16.99%	5/30/06
Class S (revised for ADV Class shares)	19.65%	—	—	15.98%	4/29/05
Service 2	19.94%	—	—	15.23%	5/4/05
Class I	20.47%	—	—	15.73%	5/4/05
Class S	20.04%	—	—	16.39%	4/29/05

Julius Baer Foreign
ADV Class	—	—	—	9.24%	4/28/06
Service 2	29.08%	—	—	20.36%	9/9/02
Class I	29.63%	—	—	23.51%	12/3/04
Class S	29.19%	—	—	14.91%	5/1/02

Legg Mason Value
ADV Class	6.12%	—	—	10.04%	4/11/05
Service 2	6.32%	—	—	10.49%	9/9/02
Class I	6.76%	—	—	9.97%	5/6/04
Class S	6.49%	4.88%	—	2.21%	10/2/00

Limited Maturity Bond
Service 2	—	—	—	3.06%	4/28/06
ADV Class	—	—	—	2.68%	4/28/06
Class S (revised for Service 2 shares)	3.68%	3.21%	4.61%	—	1/24/89
Class I	4.02%	—	—	3.27%	4/29/05
Class S	3.83%	3.36%	4.78%	—	1/24/89

Liquid Assets
Service 2	4.51%	—	—	2.04%	9/9/02
Class I	4.93%	—	—	3.32%	5/7/04
Class S	4.67%	2.10%	3.52%	—	1/24/89

Lord Abbett Affiliated
ADV Class	—	—	—	7.95%	4/28/06
Service 2	17.31%	—	—	14.05%	9/9/02
Class I	17.92%	—	—	13.85%	6/24/03
Class S	17.60%	6.62%	—	6.09%	2/1/00

Marsico Growth
ADV Class	4.59%	—	—	7.26%	8/1/03
Service 2	4.77%	—	—	12.78%	9/9/02
Class I	5.22%	—	—	14.22%	5/1/03
Class S	4.94%	3.74%	—	3.50%	8/14/98

Marsico International Opportunities
ADV Class	—	—	—	19.63%	1/20/06
Class S (revised for Service 2 shares)	23.85%	—	—	30.15%	5/2/05
Class I	24.21%	—	—	30.44%	4/29/05
Class S	24.02%	—	—	30.33%	5/2/05

MFS Total Return
ADV Class	11.55%	—	—	8.04%	8/1/03
Service 2	11.79%	—	—	9.88%	9/9/02
Class I	12.22%	—	—	11.08%	5/1/03
Class S	11.93%	7.23%	—	7.50%	8/14/98

MFS Utilities
ADV Class	—	—	—	21.67%	7/18/06
Class S (revised for Service 2 shares)	30.61%	—	—	27.08%	5/2/05
Class I	31.04%	—	—	27.99%	4/29/05
Class S	30.81%	—	—	27.28%	5/2/05

Oppenheimer Main Street®
ADV Class	—	—	—	7.85%	4/28/06
Service 2	14.79%	—	—	12.69%	9/9/02

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Class I	15.25%	—	—	14.74%	5/1/03
Class S	14.93%	5.12%	—	3.82%	8/14/98

PIMCO Core Bond
ADV Class	—	—	—	4.84%	4/28/06
Class I	—	—	—	5.01%	4/28/06
Service 2	4.26%	—	—	4.36%	9/9/02
Class S	4.32%	4.99%	—	3.20%	8/14/98

PIMCO High Yield
ADV Class	—	—	—	5.83%	5/22/06
Class S (revised for ADV Class shares)	8.57%	—	—	8.17%	5/3/04
Class S (revised for Service 2 shares)	8.79%	—	—	8.38%	5/3/04
Class I	9.22%	—	—	9.45%	4/29/05
Class S	8.95%	—	—	8.55%	5/3/04

Pioneer Equity Income(1)
Class S (revised for ADV Class shares)	N/A	N/A	N/A	N/A	N/A
Service 2	N/A	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	N/A
Class I	N/A	N/A	N/A	N/A	N/A

Pioneer Fund
Class S (revised for ADV Class shares)	16.35%	—	—	15.19%	5/3/05
Class S (revised for Service 2 shares)	16.58%	—	—	15.42%	5/3/05
Class I	17.03%	—	—	16.44%	4/29/05
Class S	16.76%	—	—	15.60%	5/3/05

Pioneer Mid Cap Value
Class S (revised for ADV Class shares)	11.96%	—	—	13.01%	4/29/05
Class S (revised for Service 2 shares)	12.19%	—	—	13.24%	4/29/05
Class I	12.70%	—	—	13.42%	5/2/05
Class S	12.35%	—	—	13.42%	4/29/05

Stock Index
Class I	15.52%	—	—	11.47%	5/3/04
Class I (Revised for Class S)	15.23%			11.20%	5/3/04
Class I (Revised for Service 2 Class)	15.06%			11.03%	5/3/04

T. Rowe Price Capital Appreciation
ADV Class	14.25%	—	—	13.59%	12/16/03
Service 2	14.45%	—	—	14.76%	9/9/02
Class I	14.91%	—	—	16.84%	5/2/03
Class S	14.64%	12.62%	12.23%	—	1/24/89

T. Rowe Price Equity Income
ADV Class	18.66%	—	—	11.52%	1/15/04
Service 2	18.93%	—	—	14.06%	9/9/02
Class I	19.42%	—	—	16.67%	5/2/03
Class S	19.09%	9.08%	8.36%	—	1/24/89

Templeton Global Growth
Class S (revised for ADV Class shares)	21.52%	9.71%	—	10.78%	10/21/92
Service 2	21.71%	—	—	18.45%	9/9/02
Class S	21.92%	10.09%	11.16%	—	10/21/92
Class I				12.03%	4/28/06

UBS U.S. Allocation
Class S (revised for ADV Class shares)	10.64%	5.34%	—	2.06%	10/2/00
Service 2	10.88%	—	—	10.60%	6/3/03
Class S	11.02%	5.70%	—	2.41%	10/2/00
Class I				7.96%	4/28/06

Van Kampen Capital Growth
Class S (revised for ADV Class shares)	3.69%	—	—	4.61%	5/1/02
Service 2	3.90%	—	—	10.62%	9/9/02
Class I	4.31%	—	—	9.94%	5/6/04

Portfolio	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Class S	4.06%	—	—	4.97%	5/1/02

Van Kampen Global Franchise
Class I	—	—	—	11.75%	4/28/06
Class S	21.33%	—	—	12.24%	5/1/02
Service 2	21.13%	—	—	14.97%	9/9/02

Van Kampen Growth and Income
ADV Class	15.59%	—	—	12.30%	2/22/04
Service 2	15.81%	—	—	15.15%	9/9/02
Class I	—	—	—	9.90%	4/28/06
Class S	15.99	9.69%	8.91%	10/4/93

Van Kampen Real Estate
ADV Class	—	—	—	27.48%	4/17/06
Class S (revised for ADV Class shares)	37.18%	24.59%	15.63%	—	1/24/89
Service 2	37.41%	—	—	28.26%	9/9/02
Class I	37.95%	—	—	32.59%	5/19/03
Class S	37.63%	25.02%	16.03%	—	1/24/89

VP Index Plus International Equity
ADV Class(3)	—	—	—	14.58%	4/12/06
Class S (revised for ADV Class shares)	24.56%	—	—	24.86%	7/29/05
Class S (revised for Service 2 shares)	24.80%	—	—	25.12%	7/29/05
Class I	25.32%	—	—	25.70%	7/29/05
Class S	24.97%	—	—	25.30%	7/29/05
Service 2	—	—	—	19.72%	1/10/06

Wells Fargo Disciplined Value
ADV Class	—	—	—	10.63%	8/24/06
Class I	—	—	—	8.49%	4/28/06
Class S (revised for ADV Class shares)	14.77%	4.57%	5.08%	—	5/4/92
Service 2	14.96%	—	—	14.10%	9/9/02
Class S	15.17%	4.94%	5.45%	—	5/4/92

Wells Fargo Small Cap Disciplined
ADV Class	19.44%	—	—	14.85%	11/30/05
Service 2	19.52%	—	—	14.93%	11/30/05
Class I	19.93%	—	—	15.29%	11/30/05
Class S	19.62%	—	—	15.01%	11/30/05

(1)       Since the Portfolio either had not commenced operations as of the date of this SAI, or did not have a full calendar year of operations as of the fiscal year end of December 31, 2006, annual performance information is not provided.

(2)       Service 2 Class shares commenced operations on September 9, 2002. On October 3, 2005, all outstanding Service 2 Class shares of the Portfolio were fully redeemed. On May 26, 2006, Service 2 Class shares recommenced operations.

(3)       ADV Class shares commenced operations on April 12, 2006. On July 11, 2006, all outstanding ADV Class shares of the Portfolio were fully redeemed. On December 20, 2006, ADV Class shares recommenced operations.

Each Portfolio may be categorized as to its market capitalization make-up (“large-cap,” “mid-cap” or “small-cap”) with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio’s characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio’s various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond’s cash flows, the weights being present value of each cash flow as a percentage of the bond’s full price.

Beta is a historical measure of a portfolio’s market risk; a Beta of 1.10 indicates that the portfolio’s returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500® Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average (“DJIA”), the Lehman Brothers® Government Bond Index, the Lehman Brothers® U.S. Government/Credit Bond Index, the Lehman Brothers® Aggregate Bond Index, the Lehman Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the

Merrill Lynch High Yield Cash Pay Index, the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE®  Index, the MSCI All Country World IndexSM, the MSCI All Country World Free IndexSM, the MSCI Emerging Markets Free IndexSM, the MSCI World IndexSM, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Russell 1000® Index, the Russell 1000® Growth, the Russell 1000® Value, the Russell 2000® Index, the Russell 3000® Index, the Wilshire Real Estate Securities Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or person who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on over all performance or other criteria, and (ii) the effect of tax deferred compounding on a Portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Adviser, the Sub-Advisers, or affiliates of the Trust, the Adviser, or the Sub-Advisers, including (i) performance rankings of other mutual funds managed by a Sub-Adviser, or the individuals employed by a Sub-Adviser who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investments products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Adviser to the Trust, including information related to the selection and monitoring of the Sub-Advisers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Accounts will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXES

Shares of the Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under Variable Contracts. Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contract and to the Portfolios’ Adviser and its affiliates. Shares will generally not be offered to other investors.

Each Portfolio that has commenced operations has qualified (any Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company (“RIC”) under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5 % of the value of the Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuers. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and let capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

For a VLI Contract or a VA Contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. You should review your variable contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contacts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments—Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholdings from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Portfolios listed above may invest in securities of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either the following test:  (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the productions of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio’s intention to qualify annually as a regulated investment company may limit a Portfolio’s elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

Real Estate Investment Trusts—The Portfolios may invest in REITs that hold residual interests in real REMICs. Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusions”) will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-except entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

CAPITALIZATION

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 63 investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time, in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust’s shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Portfolios discussed in this SAI are diversified with the exception of Evergreen Health Sciences, Global Resources, Janus Contrarian, Legg Mason Value, Van Kampen Global Franchise and Van Kampen Real Estate.

VOTING RIGHTS

Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interest of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust’s shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders’ communications.

PURCHASE OF SHARES

Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust’s shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur in one of more insurance company separate accounts, they might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

EXCHANGES

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAVs per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do no deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectuses for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in Liquid Assets or any successor to such Portfolio.

CUSTODIAN

The Bank of New York Mellon Corporation (formerly, The Bank of New York), One Wall Street, New York, NY 10286, serves as Custodian of the Trust’s securities and cash and is responsible for safekeeping the Trust’s assets and portfolio accounting services for all Portfolios.

TRANSFER AGENT

DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121, serves as the transfer agent and dividend-paying agent to the Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 99 High Street Boston, MA 02110 has been appointed as the Trust’s independent registered public accounting firm. KPMG audits the financial statements of the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectuses do no contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulation of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Financial statements for the Portfolios for the fiscal year ended December 31, 2006 are included in the Portfolios’ annual shareholder report and are incorporated in by reference in this SAI and may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, (800)-366-0066.

APPENDIX A

APPENDIX A:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc.’s (“Moody’s”) description of its bond ratings:

Aaa – judged to be the best quality; they carry the smallest degree of investment risk. Aa – judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A – possess many favorable investment attributes and are to be considered as “upper medium grade obligations.”  Baa – considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba – judged to have speculative elements; their future cannot be considered as well assured. B – generally lack characteristics of the desirable investment. Caa – are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca – speculative in a high degree; often in default. C – lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor’s Rating Group (“S&P”) description of its bond ratings:

AAA – highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA – also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A – regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB – regarded as having an adequate capacity to pay interest and repay principal, whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories – this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C – predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation:  BB indicates the lowest degree of speculation and C the highest.

S&P applies indicators “+”, no character, and “-” to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY’S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

Moody’s ratings for municipal short-term obligations will be designated Moody’s Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1:  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:  This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY’S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

PRIME-1:  Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short- term promissory obligations.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

DESCRIPTION OF S&P’S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

AAA:  Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:  Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:  Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:  Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB, B, CCC, CC:  Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI:  The “CI” rating is reserved for income bonds on which no interest is being paid.

D:  Debt rated “D” is in default, and repayment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-):  The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P’S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

SP-1:  Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF S&P’S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

And S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

A-1:  This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2:  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

APPENDIX B:  PROXY VOTING PROCEDURES AND GUIDELINES

APPENDIX C:  FRANKLIN MUTUAL ADVISERS, LLC

PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  May 10, 2007

I.                               INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                             COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                         DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                        APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the

Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.               Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis,

research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(1)          Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                     ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is Institutional Shareholder Services, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                   Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                     Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services, LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of May 1, 2007

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                 INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                             GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                              The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees.  If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis.  However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)	WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.
(2)

WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)

Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.
(5)

When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2)	Only if the director’s legal expenses would be covered.

2.                              Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.                              Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors.  If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                              Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.                              Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.                                      Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

7.                                      Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

•                  Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.          State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.        Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.        Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.        Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                       Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  bundled slates of nominees (e.g., Hong Kong or France);

•                  simultaneous reappointment of retiring directors (e.g., South Africa);

•                  in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.  Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•                  the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:

•                  exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•                  provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•                  are administered by potential grant recipients;

•                  permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•                  vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•                  provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•                  allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•                  provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)          practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)          retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)          equity award valuation triggering a negative recommendation from the Agent; or

(4)          provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided.  Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

•                  Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  it is editorial in nature;

•                  shareholder rights are protected;

•                  there is negligible or positive impact on shareholder value;

•                  management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•                  the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  it reduces relevant disclosure to shareholders;

•                  it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•                  it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

FRANKLIN MUTUAL ADVISERS, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.               The issuer is a client of Investment Manager or its affiliates;

2.               The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.               The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

4.               An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

5.               A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

6.               The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions.  The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan.  The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date.  The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management.

Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above.  The Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.  The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests.  Investment Manager believes that executive compensation should be directly linked to the performance of the company.  Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes.  Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.               The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager.  The Proxy Group will periodically review and update this list.

2.               All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.               The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.               In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.               The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.               After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.               The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8.               The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.               If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10.         The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11.         The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.         The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.         The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14.         The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed.  Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.         At least annually, the Proxy Group will verify that:

•                  All annual proxies for the securities held by Advisory Clients have been received;

•                  Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•                  Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

•                  Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with  applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above.  For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year.  The Proxy Group will periodically review web site posting and update the posting when necessary.  In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of  January 3, 2007

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

	(2)	Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

	(3)	Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

	(4)	Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

	(5)	Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

	(6)	Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

	(7)	Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

	(8)	Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

	(9)	Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

	(10)	Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

	(11)	Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

	(12)	Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

	(13)	Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

	(14)	Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

	(15)	Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

	(16)	Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust (25)

	(17)	Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

1

(18)	Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(19)	Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(20)

Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios (27)

(21)

Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio (27)

(22)

Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio (27)

(23)

Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (29)

(24)

Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio (33)

(25)

Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio (33)

(26)	Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio (33)

(27)

Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio (33)

(28)

Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio (33)

(29)

Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio (33)

2

(30)

Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(31)

Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio (35)

(32)

Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio (35)

(33)

Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest (35)

(34)

Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio (36)

(35)

Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfoio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio (36)

	(36)	Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio (36)

	(37)	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio – Filed herein.

	(38)	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio –Filed herein.

	(39)	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio –Filed herein.

	(40)	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio – Filed herein.

(b)	By-laws (1)

(c)	Instruments Defining Rights of Security Holders (1)

(d)	(1)	(A)

Amended and Restated Management Agreement, effective October 24, 1997, as amended May 24, 2002, is hereby amended and restated January 1, 2007 between ING Investors Trust and Directed Services, LLC (35)

3

(i)

Letter agreement, dated January 1, 2007, to reduce the annual investment management fee for ING Capital Guardian U.S. Equities Portfolio, ING JPMorgan Small Cap Equity Portfolio, ING BlackRock Large Cap Value Portfolio, ING BlackRock Large Cap Growth Portfolio, ING UBS U.S. Allocation Portfolio and ING Van Kampen Equity Growth Portfolio, effective for the period May 1, 2006 through May 1, 2007 (35)

(ii)

Letter agreement, dated January 1, 2007, to reduce the annual investment management fee for ING Legg Mason Partners All Cap Portfolio, for the period from August 1, 2006 through and including May 1, 2008 (35)

(iii)

Amended Schedule A and Amended Schedule B, effective April 30, 2007, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services, LLC, regarding ING Franklin Mutual Shares Portfolio (36)

	(iv)	Letter Agreement, dated April 30, 2007, to reduce the annual investment management fee for ING Van Kampen Capital Growth Portfolio, for the period from April 30, 2007 through May 1, 2008 (36)

(v)

Letter Agreement, dated May 1, 2007, to reduce the investment management fees for ING Capital Guardian U.S. Equities Portfolio, ING JPMorgan Small Cap Core Equity Portfolio and ING UBS U.S. Allocation Portfolio, for the period from May 1, 2007 through May 1, 2008 (36)

(B)	Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (for American Funds) (20)

	(i)	First Amendment to Investment Management Agreement, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004 (25)

	(ii)	Second Amendment to Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006 (35)

(C)	Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC (24)

	(i)	First Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004 (25)

(ii)

Amended Schedule A, effective April 28, 2006, with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC, regarding ING Disciplined Small Cap Value, ING EquitiesPlus, ING Global Real Estate, ING MarketStyle, ING MarketPro, and ING VP Index Plus International Equity Portfolios (33)

	(iii)	Second Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC effective as of December 15, 2006 (35)

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	(D)	Amended and Restated Investment Management Agreement, effective April 29, 2005 is hereby amended and restated January 1, 2007, between ING Investors Trust and Directed Services, LLC (35)

(i)

Amended Schedule A, effective August 20, 2007, with respect to the Amended and Restated Investment Management Agreement between ING Investors Trust and Directed Services, LLC, regarding ING Focus 5 Portfolio – *

	(E)	Letter Agreement, dated January 1, 2007, between ING Investors Trust and Directed Services, LLC (36).

(2)	Portfolio Management Agreements

	(A)	Portfolio Management Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. (2)

		(i)	Schedule A to Portfolio Management Agreement (25)

(ii)

Amended Schedule B, effective April 28, 2006, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income Portfolios (34)

		(iii)	Letter Agreement, dated December 5, 2001, to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. (11)

		(iv)	Second Amendment to Portfolio Manager Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. (22)

		(v)	Third Amendment to Portfolio Manager Agreement dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc., effective as of December 15, 2006 (35)

	(B)	Portfolio Management Agreement, dated December 1, 2005, between ING Investors Trust, Direct Services Inc., and Lord, Abbett & Co. LLC (35)

		(i)	First Amendment to Portfolio Management Agreement dated December 1, 2005 among ING Investors Trust, Directed Services, Inc., and Lord, Abbett & Co. LLC, effective as of December 15, 2006 (37)

(C)

Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company (33)

		(i)	Termination Letter, dated June 7, 2006 to terminate Massachusetts Financial Service Company as Portfolio Manager to ING MFS Mid Cap Growth Portfolio (35)

(ii)

First Amendment to Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated April 29, 2005, among ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company effective as of December 15, 2006 (37)

5

(D)	Portfolio Management Agreement, dated February 26, 1999, between ING Investors Trust, Directed Services, Inc. and Alliance Capital Management L.P. (1)

	(i)	Schedule A and Schedule B Compensation for Services to Series (25)

	(ii)	First Amendment to Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Alliance Capital Management, L.P. (22)

	(iii)	Second Amendment to Portfolio Management Agreement, dated February 26, 1999, between ING Investors Trust, Directed Services, Inc. and AllianceBernstein, L.P., effective as of December 15, 2006 (35)

(E)	Portfolio Management Agreement, dated December 1, 2005, between ING Investors Trust, Directed Services, Inc. and Salomon Brothers Asset Management Inc. (33)

	(i)	Amended Schedule B, effective August, 1, 2006, Compensation for Series (35)

	(ii)	Assumption Agreement made December 1, 2006 between Salomon Brothers Asset Management Inc and CAM North America, LLC (to be renamed ClearBridge Advisors, LLC) (35)

	(iii)	First Amendment to Portfolio Management Agreement, dated December 1, 2005, between ING Investors Trust, Directed Services, Inc. and ClearBridge Advisors, LLC dated December 15, 2006 (35)

(F)	Portfolio Management Agreement, dated January 28, 2000, between ING Investors Trust, Directed Services, Inc. and Capital Guardian Trust Company (9)

	(i)	Schedule A (26)

	(ii)	Amended Schedule B, dated April 29, 2005, Compensation for Services to Series (35)

	(iii)	Termination letter, dated October 6, 2005 to terminate Capital Guardian Trust Company as Portfolio Manager to ING Capital Guardian Managed Global Portfolio (33).

(iv)

First Amendment to Portfolio Management Agreement, dated January 28, 2000, between ING Investors Trust, Directed Services, Inc. and Capital Guardian Trust Company effective as of December 15, 2006 (37)

(G)	Amended and Restated Portfolio Management Agreement, dated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (33)

(i)

Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio and ING FMR Diversified Mid Cap Portfolio (33)

(ii)

Amended Schedule A, effective August 7, 2006, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (34)

6

(iii)

Amended Schedule B Compensation for Services to Series, effective August 7, 2006, to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (34)

(iv)

First Amendment to Amended and Restated Portfolio Management Agreement, dated January 28, 2000, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company, effective December 15, 2006 (37)

(H)	Portfolio Management Agreement, dated April 30, 2001, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC (18)

	(i)	Amended Schedule A and Amended Schedule B Compensation for Services to Series, dated March 24, 2004 (26)

(ii)

First Amendment to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC effective as of December 15, 2006 (35)

(I)	Portfolio Management Agreement, dated May 1, 2002, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc. (18)

	(i)	Schedule A (25)

	(ii)	Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (22)

	(iii)	Amendment to Portfolio Management Agreement and Amended Schedule B, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc. (33)

(iv)

Form of Second Amendment to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of December 15, 2006 (36)

(v)

Form of Third Amendment to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of April 30, 2007 (36)

(J)

Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. (successor to J.P. Morgan Fleming Asset Management (USA), Inc.) dated March 26, 2002, as amended and restated April 29, 2005 (34)

(i)

First Amendment to the Amended and Restated Portfolio Management Agreement, dated March 26, 2002 as amended and restated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and J. P. Morgan Investment Management Inc. effective as of December 15, 2006 (36).

(K)	Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (18)

7

	(i)	Schedule A (25)

	(ii)	First Amendment to Portfolio Management Agreement, effective as of July 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (23)

	(iii)	Second Amendment to the Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (23)

	(iv)	Letter to amend the Portfolio Management Agreement, dated April 13, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC dated January 1, 2004 (35)

	(v)	Termination Letter, dated February 26, 2004, to Janus Capital Management LLC from Registrant regarding the ING Janus Growth and Income Portfolio (23)

	(vi)	Fourth Amendment to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc., and Janus Capital Management LLC effective as of December 15, 2006 (36).

(vii)

Amended Schedule B, Compensation for Services to Series to Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC, effective April 30, 2007 (37)

(L)	Portfolio Management Agreement, dated May 1, 2003, between ING Investors Trust, Directed Services, Inc. and UBS Global Asset Management (Americas) Inc. (20)

	(i)	Amended Schedule B Compensation for Services to Series to Portfolio Management Agreement, dated April 29, 2005 (33)

(ii)

First Amendment to Portfolio Management Agreement, dated May 1, 2003, between ING Investors Trust, Directed Services, Inc. and UBS Global Asset Management (Americas) Inc. effective as of December 15, 2006 (36)

(M)	Amended and Restated Portfolio Management Agreement, effective as of April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC (27)

(i)

First Amendment to Amended and Restated Portfolio Management Agreement dated April 29, 2005 between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC, effective December 15, 2006 (35)

(N)	Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC (19)

	(i)	First Amendment to Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC, effective as of December 15, 2006 (36).

(O)	Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

8

(i) Amended Schedule A, effective August 20, 2007, to the Sub-Advisory Agreement between Directed Services, LLC and ING Investment Management Co. – *

(ii) First Amendment to Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. effective as of September 1, 2003 (22)

(iii)

Second Amendment to the Sub-Advisory Agreement, dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) effective as of December 15, 2006 (35)

(P)	Sub-Advisory Agreement, dated August 15, 2005, between ING Investments, LLC and ING Investment Management Co. with respect to ING MarketStyle Portfolios (28)

(i)

First Amendment to Sub-Advisory Agreement, dated August 15, 2005, between ING Investments, LLC and ING Investment Management Co. with respect to ING MarketStyle Portfolios, effective as of December 15, 2006 (35)

(Q)	Portfolio Management Agreement, dated May 3, 2004, between ING Investors Trust, Directed Services, Inc. and Evergreen Investment Management Company, LLC (24)

(i)

First Amendment to Portfolio Management Agreement, dated May 3, 2004, between ING Investors Trust, Directed Services, Inc. and Evergreen Investment Management Company, LLC effective as of December 15, 2006 (36)

(R)	Portfolio Management Agreement, dated May 3, 2004, between ING Investors Trust, Directed Services, Inc. and Legg Mason Funds Management, Inc. (25)

(i) First Amendment to Portfolio Management Agreement, dated May 3, 2004 between ING Investors Trust, Directed Services, Inc. and Legg Mason Funds Management, Inc. effective as of December 1, 2005 (33)

(ii)

Second Amendment to Portfolio Management Agreement, dated May 3, 2004, between ING Investors Trust, Directed Services, Inc. and Legg Mason Capital Management, Inc., effective as of December 15, 2006. (35)

(S)	Sub-Advisory Agreement, dated July 29, 2005, between ING Investments, LLC and ING Investment Management Advisors B.V. (28)

(i) First Amendment to Sub-Advisory Agreement, dated July 29, 2005, between ING Investments, LLC and ING Investment Management Advisors B.V., effective as of December 15, 2006 (35)

(T)	Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. (26)

(i)

Amended Schedule A Compensation for Services to Series, effective July 17, 2006, to the Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. (34)

9

(ii)

First Amendment to Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. effective as of December 15, 2006 (36)

(U)	Portfolio Management Agreement, dated November 8, 2004, between ING Investors Trust, Directed Services, Inc. and OppenheimerFunds, Inc. (25)

(i) First Amendment to Portfolio Management Agreement, dated November 8, 2004, between ING Investors Trust, Directed Services, Inc. and OppenheimerFunds, Inc. effective as of December 15, 2006 (36)

(V)	Portfolio Management Agreement, dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. (29)

(i) Amended Schedule A Compensation for Services to Series, effective November 30, 2005 (29)

(ii) First Amendment to Portfolio Management Agreement dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. effective as of December 15, 2006 (35)

(W)	Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities, L.P. dated January 3, 2006 with respect to ING Global Real Estate Portfolio (30) .

(i)

Amended Schedule A to the Sub-Advisory Agreement dated January 3, 2006 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund effective April 28, 2006 (35)

(ii)

First Amendment to Sub-Advisory Agreement, dated January 3, 2006 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund effective as of December 15, 2006 (35)

(X)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio (34)

(i)

Form of First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio effective as of December 15, 2006 (36)

(Y)	Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio (33)

(i)

First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co. regarding ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio effective as of December 15, 2006 (35)

(Z)	Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (36)

10

		(AA)	Sub-Advisory Agreement, dated April 30, 2007, between ING Investors Trust, Directed Services, LLC and BlackRock Financial Management, Inc. (37)

		(BB)	Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited (35)

(i)

Amended Schedule A to the Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited, effective April 28, 2006 (35)

(ii) First Amendment to Portfolio Management Agreement, dated December 5, 2005, between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited dated December 15, 2006 (35)

	(3)	(A)	Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and ING Funds Services, LLC (35)

(i)

Amended Schedule A, effective April 30, 2007, to the Amended and Restated Administrative Services Sub-Contract between Directed Services, LLC and ING Funds Services, LLC to include ING Franklin Mutual Shares Portfolio and the redesignation of ING Van Kampen Equity Growth Portfolio and ING Van Kampen Capital Growth Portfolio (36)

		(B)	Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company (27)

		(C)	Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company (13)

		(D)	Amended and Restated Administration Agreement, dated August 21, 2003 as amended and restated April 29, 2005, between ING Investors Trust and ING Funds Services, LLC (26)

(i) Amended Schedule A, effective August 20, 2007, to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC *

		(E)	Administration Agreement, dated May 3, 2004, between ING Investors Trust and ING Funds Services, LLC (24)

(i) Amended Schedule A, effective August 15, 2005 to the Administration Agreement between ING Investors Trust and ING Funds Services, LLC (27)

(e)	(1)	(A)	Distribution Agreement, dated January 1, 2007, between ING Investors Trust and ING Funds Distributor, LLC (35)

(i) Amended Schedule A, effective August 20, 2007, to the Distribution Agreement between ING Investors Trust and ING Funds Distributor, LLC *

(f)	Not Applicable

(g)	(1)	(A)	Custody Agreement, dated January 6, 2003, with The Bank of New York (19)

11

			(i)	Amended Exhibit A, effective August 20, 2007, to the Custody Agreement, dated January 6, 2003, with the Bank of New York *

		(B)	Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York (20)

			(i)	Amended Exhibit A, effective August 20, 2007, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York, *

		(C)	Fund Accounting Agreement, dated January 6, 2003, with Bank of New York, (22)

			(i)	Amended Exhibit A, effective August 20, 2007, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York *

(h)	(1)	(A)	Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. (25)

(i)

Amended Schedule A of Series, dated April 29, 2005, with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services, LLC, effective July 17, 2006, to include ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(B)

Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios (25)

		(C)	Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust (25)

		(D)	Securities Lending Agreement and Guaranty with The Bank of New York and Schedule I, dated August 7, 2003 (22)

			(i)	Amended Exhibit A, effective August 20, 2007, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003, *

			(ii)	Global Securities Lending Supplement (25)

	(2)	(A)	Organizational Agreement for Golden American Life Insurance Company (1)

			(i)	Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

			(ii)	Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)

			(iii)	Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

			(iv)	Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series (14)

			(v)	Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

12

(vi)

Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

		(vii)	Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)

		(viii)	Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)

		(ix)	Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

		(x)	Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

		(xi)	Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

(xii)

Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

	(B)	Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

		(i)	Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)

(3)	(A)	Settlement Agreement for Golden American Life Insurance Company (1)

	(B)	Assignment Agreement for Settlement Agreement (2)

	(C)	Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

	(D)	Assignment Agreement for Settlement Agreement (1)

(4)	(A)	Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. (1)

	(B)	Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A (25)

		(i)	Form of Schedule A with respect to Indemnification Agreement (25)

(5)	(A)

Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.(36)

	(B)	Form of Shareholder Servicing Agreement, effective January 1, 2007, between ING Investors Trust, ING Partners, Inc., ING Funds Distributor, LLC, ING Life Insurance and

13

Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company (36)

(6)	(A)	Agency Agreement dated November 30, 2000 between the Funds and DST Systems, Inc. (20)

(i) Amended and Restated Exhibit A, effective August 20, 2007 with respect to the Agency Agreement, dated November 30, 2000, between The Funds and DST Systems, Inc. *

(7)	(A)	Allocation Agreement dated May 24, 2002 – Fidelity Bond (23)

(i) Amended Schedule A with respect to the Allocation Agreement – Blanket Bond (33)

	(B)	Allocation Agreement dated May 24, 2002 – Directors & Officers Liability (23)

(i) Amended Schedule A with respect to the Allocation Agreement – Directors and Officers Liability (33)

	(C)	Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007 (36).

	(D)	FT Interactive Fee Allocation Agreement made August 21, 2003 (23)

(i) Amended Schedule A with respect to the FT Interactive Fee Allocation Agreement (33)

(ii) Form of Amended Schedule C with respect to the FT Interactive Data Services Agreement (24)

	(E)	Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007 (36).

(8)	(A)	Amended and Restated Expense Limitation Agreement, effective February 25, 2004, restated February 1, 2005, between ING Investments, LLC and ING Investors Trust (25)

(i)

Amended Schedule A, effective April 28, 2006, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust, to include ING Disciplined Small Cap Value Portfolio and ING EquitiesPlus Portfolio (33)

	(B)	Amended and Restated Expense Limitation Agreement, effective February 1, 2005, amended and restated on January 1, 2007 between Directed Services, LLC and ING Investors Trust (36)

(i) Form of Amended Schedule A, effective April 30, 2007, to the Amended and Restated Expense Limitation Agreement between ING Funds Distributor, LLC and ING Investors Trust (36)

	(C)	Amended and Restated Expense Limitation Agreement, effective January 1, 2005, amended and restated on January 1, 2007 between Directed Services, LLC and ING Investors Trust (36)

14

		(D)	Amended and Restated Expense Limitation Agreement, dated September 23, 2005, amended and restated on January 1, 2007 between ING Funds Distributor, LLC and ING Investors Trust (36).

(E)

Letter Agreement, dated April 30, 2007, between Directed Services, LLC and ING Investors Trust, regarding ING BlackRock LargeCap Growth Portfolio and ING Janus Contrarian Portfolio for the period of April 30, 2007 through May 1, 2009 (36)

(i)	(1)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to the Class R shares (18)

(2)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Growth, ING American Funds Growth-Income, and ING American Funds International Portfolios (19)

	(3)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING PIMCO High Yield and ING Stock Index Portfolios (20)

(4)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Evergreen Health Sciences, ING Evergreen Omega, ING Lifestyle Moderate, ING Lifestyle Aggressive Growth, ING Lifestyle Growth, and ING Lifestyle Moderate Growth Portfolios (24)

(5)

Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios and with regard to the Adviser Class, Service 1 Class, and Service 2 Class shares (25)

(6)

Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to Service Class and Service 2 Class shares of ING MarketPro, ING MarketStyle Moderate, ING MarketStyle Moderate Growth, ING MarketStyle Growth Portfolios, and Service Class shares of ING VP Index Plus International Equity Portfolio (27)

	(7)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Wells Fargo Small Cap Disciplined Portfolio (29)

	(8)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Global Real Estate Portfolio (30)

(9)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio, ING Franklin Income Portfolio, ING FMR Small Cap Equity Portfolio and Adviser Class and Institutional Class shares of the ING LifeStyle Portfolios (33)

	(10)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(11)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Templeton Mutual Shares Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and Service Class shares of ING Stock Portfolio (36)

	(12)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to Service 2 Class shares of ING Stock Index Portfolio – Filed herein

15

	(13)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Focus 5 Portfolio *

	(14)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING LifeStyle Conservative Portfolio *

(j)	(1)	Consent of Dechert LLP – Filed herein.

	(2)	Consent of KPMG LLP – Filed herein.

(k)	Not Applicable

(l)	Initial Capital Agreement (1)

(m)	(1)	(A)	Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares, effective January 1, 2007 (36)

(i)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated July 31, 2007, regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares – Filed herein.

(ii) Amended Schedule A, effective July 31, 2007, to the Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares. – Filed herein.

	(2)	(A)	Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective January 1, 2007 (36).

(i)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated January 1, 2007, regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares (36).

(ii) Amended Schedule A, effective August 20, 2007, to Second Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares *

	(3)	(A)

ING Investors Trust Amended and Restated Distribution Plan with ING Investors Trust, effective January 1, 2007, for ING American Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth – Income Portfolio (36).

	(4)	(A)	Shareholder Service Plan with ING Investors Trust, effective January 1, 2007 for Service and Service 2 Class Shares (36)

(i)

Amended Schedule A Schedule of Series, effective July 31, 2007, with respect to the Shareholder Service Plan for Service and Service 2 Class shares, between ING Investors Trust and ING Funds Distributor, LLC – Filed herein.

(ii)

Letter to ING Investors Trust from ING Funds Distributor, LLC, dated January 1, 2007 regarding the waiving of service fee payable to ING Funds Distributor, LLC for the Service Class Shares of ING Van Kampen Growth and Income Portfolio (36).

(n)	(1)	(A)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, approved March 30, 2005 (26)

16

(i) Amended Schedule A, effective effective July 31, 2007, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust – Filed herein.

(o)	Not Applicable

(p)	Codes of Ethics

	(1)	ING Investors Trust Code of Ethics (36)

	(2)	Fidelity Management & Research Company Code of Ethics (20)

	(3)	Janus Capital Corporation Code of Ethics (20)

	(4)	ING Funds, ING Investments, LLC and ING Funds Distributor Code of Ethics (23)

	(5)	Pacific Investment Management Company Code of Ethics dated February 1, 2004 (22)

	(6)	T. Rowe Price Associates, Inc. Code of Ethics (20)

	(7)	AllianceBernstein L.P. Code of Ethics (20)

(8)

J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc., Robert Fleming, Inc., J.P. Morgan Fleming Asset Management (London) Limited, JP International Management Limited’s Code of Ethics (7)

	(9)	Marsico Capital Management, LLC Code of Ethics (16)

	(10)	Capital Guardian Trust Company Code of Ethics (17)

	(11)	ING Investment Management LLC Code of Ethics (17)

(12)

Massachusetts Financial Services Company Code of Ethics (17)

	(13)	UBS Global Asset Management (Americas) Inc. Code of Ethics (17)

	(14)	American Funds Insurance Series Code of Ethics (20)

	(15)	ING Investment Management Co. Code of Ethics (36)

	(16)	Morgan Stanley Investment Management Inc. Code of Ethics dated August 16, 2002 (22)

(17)

Evergreen Investment Management Company, LLC Code of Ethics (24)

	(18)	OppenheimerFunds Inc. Code of Ethics (25)

	(19)	Pioneer Investment Management, Inc. Code of Ethics (26)

	(20)	Wells Capital Management, Inc. Code of Ethics (29)

	(21)	ING Clarion Real Estate Securities L.P. Code of Ethics (30)

	(22)	BlackRock, Inc. Code of Ethics (36)

	(23)	Franklin Templeton Investments Code of Ethics (36)

17

	(24)	Julius Baer Investment Management, LLC Code of Ethics *

	(25)	Legg Mason Capital Management, Inc. Code of Ethics *

	(26)	ING Investment Management Advisors B.V. Code of Ethics (36)

	(27)	ClearBridge Advisors Code of Ethics (36)

	(28)	Lord, Abbett & Co., LLC Code of Ethics (36)

*	To be filed by subsequent Post-Effective Amendment

	(1)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

	(2)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

	(3)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

	(4)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

	(5)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

	(6)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.

	(7)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.

	(8)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

	(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

	(10)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.

	(11)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.

(12)

Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

(13)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).

	(14)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

	(15)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

	(16)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.

(17)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.

18

(18)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.

(19)

Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.

(22)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.

(23)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(24)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.

(25)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512.

(26)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512.

(27)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512.

(28)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512.

(29)	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512.

(30)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512.

(31)	Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512.

(32)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512.

(33)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512.

(34)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006.

(35)	Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007.

(36)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007.

(37)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007.

Item 24.                                             Persons Controlled by or Under Control with Registrant.

ING Investors Trust is a Massachusetts business trust for which separate financial statements are filed. As of July 5, 2007, no affiliated insurance companies owned more than 25% of the Trust’s outstanding voting securities of the Service 2 Class shares for ING Stock Index Portfolio

As of July 5, 2007, no affiliated insurance companies owned more than 25% of the Trust’s outstanding voting securities of the Portfolios other than as listed below:

ING USA Annuity and Life Insurance Company	%
ING BlackRock Large Cap Growth Portfolio	32%
ING JPMorgan Small Cap Core Equity Portfolio	56%
ING BlackRock Large Cap Value Portfolio	41%
ING Van Kampen Capital Growth Portfolio	54%
ING Van Kampen Global Franchise Portfolio	79%
ING Julius Baer Foreign Portfolio	38%
ING PIMCO High Yield Portfolio	90%
ING Van Kampen Growth and Income Portfolio	82%
ING Wells Fargo Disciplined Value Portfolio	95%
ING Evergreen Health Sciences Portfolio	92%
ING Pioneer Fund Portfolio	75%
ING Pioneer Mid Cap Value Portfolio	74%
ING FMRSM LargeCap Growth Portfolio	100%
ING Marsico International Opportunities Portfolio	46%
ING MFS Utilities Portfolio	82%
ING Global Real Estate Portfolio	55%
ING EquitiesPlus Portfolio	100%
ING Franklin Income Portfolio	60%
ING Lord Abbett Affiliated Portfolio	83%
ING Capital Guardian U.S. Equities Portfolio	97%
ING Janus Contrarian Portfolio	93%
ING UBS U.S. Allocation Portfolio	88%
ING Legg Mason Value Portfolio	42%
ING Limited Maturity Bond Portfolio	30%
ING International Growth Opportunities Portfolio	93%
ING Global Technology Portfolio	91%
ING FMRSM Diversified Mid Cap Portfolio	84%
ING Templeton Global Growth Portfolio	91%
ING FMRSM Mid Cap Growth Portfolio	94%
ING MFS Total Return Portfolio	83%
ING AllianceBernstein Mid Cap Growth Portfolio	70%
ING Marsico Growth Portfolio	82%
ING Oppenheimer Main Street Portfolio	93%
ING PIMCO Core Bond Portfolio	44%
ING JPMorgan Emerging Markets Equity Portfolio	62%
ING Liquid Assets Portfolio	78%
ING T. Rowe Price Capital Appreciation Portfolio	81%
ING Global Resources Portfolio	74%
ING T. Rowe Price Equity Income Portfolio	70%
ING Van Kampen Real Estate Portfolio	71%

Reliastar Life Insurance Company
ING FMRSM LargeCap Growth Portfolio	58%

ING LifeStyle Moderate Growth Portfolio
ING VP Index International Equity Portfolio	26%

A list of persons directly or indirectly under common control with the ING Investors Trust is incorporated herein by reference to item 26 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 33-75988), as filed with the Securities and Exchange Commission on April 10, 2003.

19

Item 25.                                             Indemnification.

Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC (“ING Investments”) with respect to ING American Funds Portfolios, ING LifeStyle Portfolios, ING MarketPro Portfolio, ING MarketStyle Portfolios, ING Disciplined Small Cap Value, ING EquitiesPlus, ING Global Real Estate, MarketStyle, MarketPro, and ING VP Index Plus International Equity Portfolios. Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.                                                       Business and Other Connections of Investment Adviser.

Information as to the directors and officers of Directed Services, LLC and ING Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of these advisers in the last two years, is included in their separate applications for registration as investment advisers on Form ADV (File No. 801-32675 and 801-48282, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of each sub-adviser to a Portfolio of the ING Investors Trust (or in the case of ING Franklin Templeton Founding Strategy Portfolio, ING LifeStyle Portfolios, ING MarketPro Portfolio, and ING MarketStyle Portfolios, each sub-adviser to the Underlying Funds), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of each sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

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Sub-adviser	File Number

AllianceBernstein L.P.	801-56720
BlackRock Financial Management	801-56972
BlackRock Investment Management, LLC	801-56972
ClearBridge Advisors, LLC	801-64710
Capital Guardian Trust Company	801-60145
Eagle Asset Management, Inc.	801-21343
Evergreen Investment Management Company, LLC	801-8327
Fidelity Management & Research Company	801-07884
Franklin Advisers, Inc.	801-26292
Franklin Mutual Advisers, LLC	801-53068
ING Clarion Real Estate Securities L.P.	801-49083
ING Investment Management Co.	801-9046
ING Investment Management Advisors, B.V.	801-40494
Janus Capital Management LLC	801-13991
J.P. Morgan Investment Management Inc.	801-21011
Julius Baer Investment Management, Inc.	801-18766
Legg Mason Funds Management, Inc.	801-57714
Lord, Abbett & Co. LLC	801-6997
Marsico Capital Management, LLC	801-54914
Massachusetts Financial Services Company	801-17352
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management	801-48187
Pioneer Investment Management, Inc.	801-8255
Salomon Brothers Asset Management, Inc.	801-32046
Templeton Global Advisors Limited	801-42343
T. Rowe Price Associates, Inc.	801-00856
UBS Global Asset Management (Americas) Inc.	801-34910
Morgan Stanley Investment Management, Inc d/b/a Van Kampen	801-15757
Wells Capital Management, Inc.	801-21122

Item 27.                                                       Principal Underwriters.

(a)                                  ING Funds Distributor, LLC serves as Distributor of Shares of ING Investors Trust.

(b)                                 Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c)                                  Not Applicable (Underwriter Receives No Compensation)

Item 28.                                                       Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Investors Trust, (b) the Investment Advisers (c) Distributor, (d) the Custodian, (e) the Transfer Agent, (f) the Sub-advisers, and (g) Sub-administrator. The address of each is as follows:

(a)           ING Investors Trust

7337 East Doubletree Ranch Road

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Scottsdale, AZ 85258

(b)
Directed Services, LLC
1475 Dunwoody Drive
West Chester, PA 19380

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258
(for American Funds, LifeStyle, MarketStyle, MarketPro, ING VP Index Plus International Equity and Global Real Estate Portfolios only)

(c)
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258

(d)
Bank of New York
One Wall Street
New York, NY 10286

(e)
DST Systems, Inc.
P.O. Box 219368
Kansas City, MO 64141

(f)
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

BlackRock Financial Management, INC
40 E 52nd Street
New York, NY 10022

BlackRock Investment Management, LLC
P.O. Box 9011
Princeton, NJ 08536

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, CA 90071

ClearBridge Advisors, LLC
399 Park Ave
New York, NY 10022

Eagle Asset Management, Inc.
880 Carillon Parkway
St. Petersburg, FL 33716

Evergreen Investment Management Company, LLC
200 Berkeley Street
Boston, MA 02116

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Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403

Franklin Mutual Advisers, LLC
101 John F. Kennedy Pkwy
Short Hills, NJ 07078

ING Clarion Real Estate Securities L.P.
259 N. Radnor Chester Road #205
Radnor, PA 19087

ING Investment Management Co.
230 Park Avenue
New York, NY 10169

ING Investment Management Advisors B.V.
Prinses Beatrixlaan 15
The Hague, The Netherlands

Janus Capital Management LLC
100 Fillmore Street
Denver, CO 80206

J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, NY 10167

Julius Baer Investment Management LLC
330 Madison Avenue, 12th Floor
New York, NY 10017

Legg Mason Capital Management, Inc.
100 Light Street
Baltimore, MD 21202

Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302

Marsico Capital Management, LLC
1200 Seventeenth Street, Suite 1300
Denver, CO 80202

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty St.

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New York, NY 102–1 - 1008

Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

Salomon Brothers Asset Management Inc
399 Park Avenue
New York, NY 10022

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

Templeton Global Advisors Limited
Lyford Cay
Nassau, Bahamas

UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606

Morgan Stanley Investment Management, Inc d/b/a Van Kampen
1221 Avenue of the Americas
New York, NY 10020

Wells Capital Management, Inc.
525 Market Street
San Francisco, CA 94105

(g)
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

Item 29.                                                       Management Services.

There are no management-related service contracts not discussed in Part A or Part B.

Item 30.                                                       Undertakings

Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 “Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 79 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 79 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 27th day of July, 2007.

ING INVESTORS TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

John G. Turner*	Trustee	July 27, 2007

Shaun Mathews*	President and Chief Executive Officer	July 27, 2007

Todd Modic*	Senior Vice President Chief/Principal Financial Officer & Assistant Secretary	July 27, 2007

Patricia W. Chadwick*	Trustee	July 27, 2007

J. Michael Earley*	Trustee	July 27, 2007

R. Barbara Gitenstein*	Trustee	July 27, 2007

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Patrick Kenny*	Trustee	July 27, 2007

Sheryl K. Pressler*	Trustee	July 27, 2007

David W.C. Putnam*	Trustee	July 27, 2007

Roger B. Vincent*	Trustee and Chairman	July 27, 2007

John V. Boyer	Trustee	July 27, 2007

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

* Powers of Attorney for Todd Modic, Shaun Mathews, and each Trustee were files as attachments to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A on June 4, 2007 and incorporated herein by reference.

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EXHIBIT INDEX

Exhibit No.	Description
(a)(37)	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio
(a)(38)	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio
(a)(39)	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio
(a)(40)	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio
(i)(12)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Service 2 Class shares of ING Stock Index Portfolio.
(j)(1)	Consent of Dechert LLP
(j)(2)	Consent of KPMG LLP
(m)(1)(A)(i)	Letter to ING Investors Trust from ING Funds Distributor, LLC, dated July 31, 2007, regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares.
(m)(1)(A)(ii)	Amended Schedule A, effective July 31, 2007, to the Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares.
(m)(4)(A)(i)	Amended Schedule A, effective effective July 31, 2007, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust
(n)(1)(A)(i)	Amended Schedule A, effective effective July 31, 2007, with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust

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